[LOGO] ACCESSOR FUNDS, INC.

                                  ANNUAL REPORT

     ---------------------------------------------------------------------
                 AUDITED                          DECEMBER 31, 2002
     ---------------------------------------------------------------------

                                  Equity Funds

                                     Growth

                                      Value

                                Small to Mid Cap

                              International Equity

                               Fixed-Income Funds

                                 High Yield Bond

                            Intermediate Fixed-Income

                         Short-Intermediate Fixed-Income

                               Mortgage Securities

                              U.S. Government Money

                                Allocation Funds

                           Accessor Income Allocation

                       Accessor Income & Growth Allocation

                          Accessor Balanced Allocation

                       Accessor Growth & Income Allocation

                           Accessor Growth Allocation

                      Accessor Aggressive Growth Allocation

     ---------------------------------------------------------------------


                                    ACCESSOR

                                TABLE OF CONTENTS

Letter To Our Shareholders...............................................1

Management's Discussion and Analysis.....................................2

Schedule of Investments
   Growth Fund..........................................................32
   Value Fund...........................................................36
   Small to Mid Cap Fund................................................41
   International Equity Fund............................................53
   High Yield Bond Fund.................................................56
   Intermediate Fixed-Income Fund.......................................60
   Short-Intermediate Fixed-Income Fund.................................63
   Mortgage Securities Fund.............................................66
   U.S. Government Money Fund...........................................73
   Accessor Income Allocation Fund......................................75
   Accessor Income & Growth Allocation Fund.............................76
   Accessor Balanced Allocation Fund....................................77
   Accessor Growth & Income Allocation Fund.............................78
   Accessor Growth Allocation Fund......................................79
   Accessor Aggressive Growth Allocation Fund...........................80

Statements of Assets & Liabilites.......................................81

Statements of Operations................................................86

Statements of Changes in Net Assets.....................................91

Notes to Financial Statements...........................................99

Financial Highlights...................................................115

Independent Auditors' Report...........................................132

                           LETTER TO OUR SHAREHOLDERS

February 28, 2003

Dear Shareholder:

It is our pleasure to provide you with the 2002 Annual Report for the Accessor Funds that explains in detail how your investments performed last year and covers important issues such as fees and portfolio management. We would like to take this opportunity to thank you for your investment in the Funds and to examine what makes the Accessor Funds special.

     The Accessor Funds have 15 funds, 9 style pure asset class funds and 6 Allocation Funds that use the 9 asset class funds to create 6 all-in-one solutions for a range of risk and potential return alternatives.

     With three domestic equity, one international equity, four fixed-income, and a money market investment option within the 9 asset class funds, shareholders in the Accessor Funds have a wide range of risk and potential return options to structure an investment solution designed to meet their specific needs. We believe that our funds also offer a better way of managing mutual fund assets. Each of the Funds are managed by Accessor Capital or an external money manager specializing in that Fund's asset class. Each money manager is governed by strict investment mandates to run its Fund in a style-pure fashion. This means the Growth Fund should primarily invest in growth stocks, and so on. Also, after five calendar quarters, the money managers are paid partially on a performance fee basis. We believe using asset class specialists, providing a pure fund mandate and compensating with performance incentive or penalty fees offers the best chance for above average performance.

     The Accessor Allocation Funds are designed as a solution for investors who invest a smaller sum of money, or who invest small amounts at regular intervals. For these investors, it can be difficult to achieve the desired blend across all types of funds due to time constraints, account minimums, transactions costs, accounting and tax reporting burdens or a combination of the above. In addition, as different asset classes move in and out of favor, an investor is hard pressed to keep a plan in line. The Accessor Allocation Funds, as "fund of funds," may provide solutions to many of these problems. A fund of funds is a mutual fund that invests its assets in other mutual funds. Each of the Accessor Allocation Funds packages some or all of the nine Accessor Funds into one investment vehicle. This provides investors a simpler, easier way to invest with the ability to seek a potential rate of return consistent with their tolerance for risk in a single investment.

     For a complete description of the fee structure, the manager and money managers, please refer to the Prospectuses and Statement of Additional Information of Accessor Funds. If you have any questions about this report, please call our Shareholder Services Department at 800-759-3504. We are happy to help you.

     In closing, on behalf of everyone at Accessor, I'd like to thank you again for your confidence in us. We take the responsibility of managing your money very seriously. We continue to work toward delivering style-pure funds that attempt to offer above average performance at below-average risk.

Sincerely yours,


/s/ J. Anthony Whatley
----------------------
J. Anthony Whatley
President & CEO


                                   accessor 1

                                   GROWTH FUND

The Accessor Growth Fund ("Fund") seeks capital growth. The Fund attempts to achieve its objective by investing primarily in large-capitalization equity securities with greater than average growth characteristics. The Fund invests primarily in stocks of companies that Chicago Equity Partners ("Chicago Equity"), the Fund's Money Manager, believes may experience higher than average growth of earnings or higher than average capital appreciation. Chicago Equity attempts to exceed the performance of the S&P 500/BARRA Growth Index ("Growth Index") over a cycle of five years.

~ The Money Manager

Chicago Equity is an independent, employee-owned registered investment advisor. Their investment philosophy is based on the premise that within a fairly efficient market, there are still anomalies and short-term divergences that have the potential to generate excess return. They believe it is easier to consistently outperform the market by taking numerous small "bets" as opposed to a few big "bets." Utilizing sophisticated computer models, Chicago Equity identifies the stocks that they believe have the potential to outperform peers. A systematic portfolio construction process is used to try and eliminate exposures to stocks that might detract or reduce returns.

~ 2002 Overview

On an absolute return basis, the Fund underperformed during 2002, returning -24.26%. Relative to its benchmark, the Growth Index, the performance was better, as the Fund trailed its benchmark by only 67 basis points, -24.26% vs. -23.59%. The Fund did well in the second and third quarters of the year, but underperformed the Growth Index in the first and fourth quarters. Performance throughout the year was as follows:

~ First Quarter

During first quarter, the U.S. equity market came under pressure from concerns about accounting, corporate governance, and higher interest rates. These concerns rattled investors and overshadowed an improving profit outlook. The Fund trailed the Growth Index, -1.78% to -0.79%. With its largely sector-neutral approach, underperformance was driven by stock selection. Stock selection within the health care, consumer staples and materials sectors were the largest contributors to performance while stock selection within the technology, consumer cyclicals and industrials sectors were the largest detractors to performance.

~ Second Quarter

The problems facing U.S. equity investors that started early on in 2002 intensified during the second quarter, as did the losses in the market. More accounting irregularities were discovered at major corporations leading to large-scale earnings restatements and an even larger-scale sell-off. In spite of the bleak marketplace for large cap growth stocks, the Fund performed relatively well with a return of -14.76% versus a return of -16.26% for the Growth Index. The outperformance was attributable to stock selection in the technology, health care and financial sectors while the underperformance was attributable to the consumer staples and utilities sectors.

~ Third Quarter

The equity markets spiraled down in the third quarter as a result of a slower economic recovery coupled with a bleak outlook for earnings growth. Speculation about military action in Iraq drove up oil prices, which might seriously crimp a global economic recovery. The Fund outperformed the Growth Index in a down market, -13.50% vs. -14.12%. Industrials were a source of added value, along with consumer discretionary. On the downside, stock selection within the financials sector underperformed.

~ Fourth Quarter

After being optimistic for too long, many equity analysts overcompensated with pessimism. As a result, many companies handily beat estimates. This sparked a sharp, two-month rally in October and November. The rally sputtered in December as the potential for conflict with Iraq grew greater, and the market surrendered a portion of its gains. The Fund returned 4.58% and the Growth Index returned 7.11%. The Fund's more conservative strategy worked well earlier in the year when the stock market was taking a pounding, but lagged when the market shot upwards. During the fourth quarter, the Fund performed well in the industrial sector, but underperformed in the technology and consumer discretionary sectors.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 2

                         GROWTH FUND PERFORMANCE SUMMARY

--------------------------------------------------------------------------------

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
              GROWTH FUND VS. UNMANAGED S&P 500/BARRA GROWTH INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR .............................................................   -24.26%
FIVE YEARS ...........................................................    -1.98%
TEN YEARS ............................................................     8.71%

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -24.45%
SINCE INCEPTION(2) ................................................    -7.36%(3)

(1) Effective March 16, 2000, Chicago Equity Partners, Corp. manages the Growth Fund (formerly managed by State Street Bank and Trust Company from inception to July 20, 1997 and Geewax Terker and Company from July 21, 1997 to March 15, 2000).

(2)  The inception date of the Investor Class is July 1, 1998.

(3)  Annualized.

The S&P 500 Is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The S&P 500/Barra growth index is an unmanaged index of growth stocks in the S&P 500. Large capitalization growth stocks are the stocks within the S&P 500 That generally have high expected earnings growth and higher than average price-to-book ratios. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 3

                                   VALUE FUND

The Accessor Value Fund ("Fund") seeks capital growth. The Fund seeks to achieve its objective by investing primarily in large capitalization value-oriented equity securities. The Fund's Money Manager, Wellington Management Company, LLP, ("Wellington Management") divides the Fund's portfolio into well-defined global industries and delegates the recommendation of equities to specialists within each industry. Wellington Management attempts to exceed the total return performance of the S&P 500/BARRA Value Index ("Value Index") over a cycle of five years.

~ The Money Manager

One of America's oldest and largest independent investment management firms, Wellington Management's philosophy is firmly rooted in the belief that the best way to identify winning companies is through intensive, fundamental company research. Wellington Management's basic strategy is to invest in undervalued stocks it believes will generate extra return rather than utilizing market timing or sector rotation. To accomplish this, each of Wellington Management's 39 global industry analysts applies various techniques to develop earnings forecasts and investment ratings for each stock covered in their industry. Wellington Management oversees the portfolio construction process and closely monitors the portfolio to ensure the Fund remains true to its large-cap value mandate.

~ 2002 Overview

On an absolute return basis as well as relative to the Value Index, the Fund underperformed in 2002. Relative to its benchmark, the Value Index, the Fund's performance trailed -23.01% vs. -20.85%. The Fund's underperformance occurred primarily during the first two quarters of the year. Performance throughout the year was as follows:

~ First Quarter

The burgeoning financial reporting scandals and an upturn in high-profile corporate bankruptcies resulted in a sell-off for many companies where there was only a hint of questionable accounting practices. The Fund trailed the Value Index, -1.52% vs. 1.32%. Virtually all of the underperformance can be pinned on two stocks: Tyco International and AOL Time Warner. Concerns about Tyco International included (a) accounting, (b) the breakup plan, and (c) a director collecting a $20 mm fee for helping close the CIT acquisition in 2001. AOL Time Warner struggled due to a failure to deliver the synergies promised by the merger of media and the Internet. On the upside, a number of financial stocks contributed in a positive manner.

~ Second Quarter

Corporate impropriety involving large, well-known companies continued to make headlines. The Fund struggled in the second quarter with a -12.84% return, versus a -10.64% return for the Value Index. One of first quarter's culprits for underperformance, Tyco, continued to underperform in the second quarter as well. Wellington Management was excited about the proposed break-up of the firm into smaller pieces. However, Tyco abandoned their breakup plan midway through the quarter and Wellington Management exited the position. On the plus side, stock selection within the technology sector performed quite well.

~ Third Quarter

Concerns about a potential war with Iraq and ongoing distrust of corporate America continued to plague the markets. U.S. equities had their worst showing since the 1987 crash. The Fund had a very strong quarter versus its benchmark. The Fund returned -17.76%; the Value Index -20.46%. As the Fund attempts to be largely sector- and factor-neutral to the Index, outperformance came on the basis of stock selection. Stock selection was strongest within the financials, telecommunications, and utilities sectors. The only sector where stock selection underperformed was materials.

~ Fourth Quarter

Stocks staged a strong recovery in the fourth quarter. In October and November stocks were propelled upwards by a number of positive events - a rate cut by the Fed, a dearth of corporate scandal headlines, and positive earnings surprises from many companies. The Fund returned 9.07% versus the Value Index return of 9.90%. Again, stock selection drove performance. In the fourth quarter stock selection was strongest within the financials, telecommunications, and utilities sectors, but technology, industrials, and consumer staples underperformed.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 4

                         VALUE FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
               VALUE FUND VS. UNMANAGED S&P 500/BARRA VALUE INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR .............................................................   -23.01%
FIVE YEARS ...........................................................    -2.95%
TEN YEARS ............................................................     7.83%

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -23.20%
SINCE INCEPTION(2) ................................................    -6.43%(3)

(1) Effective January 10, 2001, Wellington Management Company manages the Value Fund (formerly managed by Martingale Asset Management since inception). Prior to May 1, 1999, the Value Fund was known as the Value and Income Portfolio. The name was changed to more accurately reflect the Fund's investment policies.

(2)  The inception date of the Investor Class is July 1, 1998.

(3)  Annualized.

The S&P 500/Barra  value index is an unmanaged  index of value stocks in the s&P
500. Large capitalization value stocks are the stocks within the S&P 500 That generally are priced below the market average based on earnings and lower than average price-to-book ratios. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 5

                              SMALL TO MID CAP FUND

The Small to Mid Cap Fund ("Fund") seeks capital growth. The Fund seeks to achieve its objective through investing primarily in equity securities of small to medium capitalization issuers. Under normal market conditions, the Fund invests at least 80% of its assets in the stocks of small and medium capitalization companies that may experience higher than average growth of earnings or higher than average capital appreciation. Small capitalization companies have a market capitalization of $1 billion or less, and medium capitalization companies have a market capitalization of between $1 billion and $10 billion.

~ The Money Manager

SSgA Funds Management, Inc. ("SSgA") is one of the companies of State Street Global Advisors, one of the largest money managers in the world. SSgA believes that market inefficiencies exist which can be exploited through systematic, quantitatively-based investment processes. Their sophisticated ranking system utilizes multiple factors to evaluate and rank thousands of small-to mid-sized stocks and dozens of industries in order of attractiveness. The portfolio is then constructed with the stocks ranked highest by this system and is intended to be style, size and beta neutral to its benchmark, the Wilshire 4500 Index ("Small to Mid Cap Index"), with its performance being driven primarily by these stock and industry selections.

~ 2002 Overview

On an absolute return basis, the Fund underperformed in 2002, returning -14.70%. Relative to the Small to Mid Cap Index, the Fund outperformed by returning -14.70% vs. -17.80%. The Fund's outperformance occurred during the first two quarters of the year. Performance throughout the year was as follows:

~ First Quarter

In what was a volatile and somewhat confusing quarter, investors were torn between an impending economic recovery, accounting scandals, and the increased tensions in the Middle East. The Fund returned 3.68%, outperforming the Small to Mid Cap Index's return of 1.80%. The most value was gained in the drugs, computer hardware, business machines, banks, and medical providers and services sectors. Stock selection in Internet, chemical and semiconductor industries sectors underperformed.

~ Second Quarter

The U.S.  equity  market fell  sharply  during the second  quarter of 2002.  The uncertainty surrounding the war on terrorism, continuous revelations of questionable accounting practices, and investor fear of a political overreaction to questionable corporate accounting practices all hampered the market. The Fund returned -5.80% versus a return of -9.79% for the Small to Mid Cap Index. Stock selection within the healthcare and finance sectors was the main driver of performance. Stock selection within the basic materials sector contributed to underperformance.

~ Third Quarter

Equities had their worst quarter since the 1987 crash. The Fund returned -16.13% for the quarter, versus -15.33% for the Small to Mid Cap Index. Stock selection lagged primarily within the financial sector, negating some of the strong performance during the prior quarter. Many of the lagging stocks within this sector were the market leaders during the second quarter and simply gave back some of their relative gains. The Fund did benefit from positions in more stable, profit-making technology names during the quarter.

~ Fourth Quarter

The equity markets rebounded sharply, after enduring nine months of losses. Corporate earnings largely outpaced very pessimistic third-quarter earnings expectations. Stronger-than-expected GDP growth indicated the economy continued to regain its footing. The Fed Funds rate was cut on November 6. The Fund rebounded returning 4.13%, although it trailed the Small to Mid Cap Index return of 5.72%. Small to micro-cap low-priced stocks with poor earnings prospects, weak cash-flow generation, and recent downward analyst earnings revisions performed the best. Avoiding such stocks contributed to the Fund's underperformance during the fourth quarter, but helped the performance over the course of the year. During the quarter stocks in the consumer cyclicals and technology sectors helped performance, but stocks in the consumer services sector underperformed.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 6

                    SMALL TO MID CAP FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
                               SMALL CAP FUND VS.
                    UNMANAGED BARRA INSTITUTIONAL SMALL INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
                           SMALL TO MID CAP FUND VS.
                 UNMANAGED SMALL TO MID CAP COMPOSITE INDEX(2)
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
                            SMALL TO MID CAP FUND VS.
                          UNMANAGED WILSHIRE 4500 INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR .............................................................   -14.70%
FIVE YEARS ...........................................................    -2.43%
TEN YEARS ............................................................     8.09%

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -15.00%
SINCE INCEPTION(3) ................................................    -5.54%(4)

(1) Effective June 1, 2001, SSgA Funds management, Inc. manages the Small to Mid Cap Fund (formerly managed by Symphony Asset Management, Inc. from September 15, 1995 until May 31, 2001. Prior to Symphony, the Small to Mid Cap Portfolio was managed by Wells Fargo Nikko Investment Advisors from inception).

(2) The Small to Mid Cap Composite Index is a hypothetical index constructed by Accessor Capital, which combines the BARRA Institutional Small Index and the Wilshire 4500 Index. The Composite is intended to provide a benchmark for comparison that reflects the different investment policies that the Fund followed in the past. In August 1995, shareholders approved changes to the Fund's investment policies to change the Fund from a small capitalization fund to a small to medium capitalization fund, effective September 15, 1995. Accordingly, from August 31, 1992 through September 30, 1995, the BARRA Index is used. Starting October 1995, the Wilshire Index is used.

(3)  The inception date of the Investor Class is June 24, 1998.

(4)  Annualized.

The Wilshire 4500 Index is an unmanaged index of stocks of medium and small capitalization companies not in the S&P 500. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 7

                            INTERNATIONAL EQUITY FUND

The International Equity Fund ("Fund") seeks capital growth. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants of companies domiciled in countries other than the United States. The Fund normally intends to maintain investments in at least three different countries outside the United States. It primarily invests in the stock of companies domiciled in Europe and the Pacific Rim, and may invest in companies domiciled in developed or emerging markets.

~ The Money Manager

J.P.Morgan Fleming Asset Management's ("JPMorgan Fleming") investment process is driven by fundamental analysis. They believe the human element is indispensable when it comes to investing and the success or failure of a company depends on those individuals that are responsible for management of the firm. In order to understand a firm, JPMorgan Fleming believes their analysts must have close contact with the inner workings of the companies they analyze. The Fleming name and organization dates back to 1873. JPMorgan Fleming is the successor of three titans of the industry, Fleming Asset Management, Chase and J.P. Morgan. Today the tradition of excellence lives on in the asset management team of JPMorgan Fleming, a subsidiary of J.P. Morgan Chase & Co.

~ 2002 Overview

On an absolute return basis, the Fund underperformed during 2002, returning -14.83%. The Fund also underperformed relative to its benchmark, the MSCI EAFE(R)+EMF Index ("International Index"), which returned -14.74%. The Fund performed well in the second and fourth quarters of the year, but trailed the International Index in the first and third quarters. Performance throughout the year was as follows:

~ First Quarter

Canada, Germany, Italy, and Japan had modest gains while France and the UK had slight losses. However, the real story in international markets during the first quarter was in the emerging markets with double-digit positive returns. The Fund returned 0.26% versus a return of 1.64% for the International Index. The most significant event for the Fund was the assumption of subadvisor responsibilities by JPMorgan Fleming from Nicholas-Applegate Capital Management on January 7,
2002. Upon taking over the Fund, JPMorgan Fleming transitioned the Fund's portfolio to their investment strategy within two weeks.

~ Second Quarter

International markets did not escape the turmoil in the U.S. markets, but they did dramatically outperform the U.S. Much of the difference between the two can be explained by the relative strength of both the Euro and Yen versus the US Dollar. The second quarter was the first full quarter that JPMorgan Fleming managed the Fund. The Fund had a 0.26% return, while the International Index returned -2.56%. June was a particularly strong month, as stock selection was strong. Outperformance came from holdings in Heidelberger Ocement, Dassault Systemes, TotalFinaElf and ENI Spa as well as names in Japan. On the downside, Abbey National and Reuters underperformed.

~ Third Quarter

Continental Europe fared the worst, with Germany and Holland leading the way down with losses exceeding 30% for the quarter. On the other side of the globe Japan was down 12% for the quarter. The Fund trailed the International Index, -20.83% vs. -19.39%. The underperformance for the Fund came primarily in securities of France and Japan. The Fund was underweighted in emerging markets which outperformed the developed markets. On the positive side, stocks in Germany, Switzerland, and the U.K. performed well.

~ Fourth Quarter

The same third quarter overselling and subsequent buying opportunities that occurred in the U.S. also took place overseas. European technology and telecommunications firms, the worst-performing sectors for the first nine months of the year, were the best performing sectors during the rebound. Japan, however, failed to keep pace. The Fund returned 8.06%, outperforming the International Index return of 6.80%. The strong performance of the Fund during the quarter was driven by solid stock selection within the European financials and Japan. Positions within Switzerland and the automotive industry sector underperformed.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 8

                  INTERNATIONAL EQUITY FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
                          INTERNATIONAL EQUITY FUND VS.
                            UNMANAGED MSCI EAFE INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                     GROWTH OF 10,000 - ADVISOR CLASS SHARES
                         INTERNATIONAL EQUITY FUND VS.
                   UNMANAGED INTERNATIONAL COMPOSITE INDEX(2)
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
                          INTERNATIONAL EQUITY FUND VS.
                         UNMANAGED MSCI EAFE + EMF INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/01
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -14.83%
FIVE YEARS ........................................................    -3.54%
SINCE INCEPTION(3) ................................................     1.20%(4)

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -15.12%
SINCE INCEPTION(3) ................................................    -8.28%(4)

(1)  Effective January 7, 2002, JPMorgan Fleming Asset Management (London), Ltd.
     manages   the    International    Equity   Fund   (formerly    managed   by
     Nicholas-Applegate Capital Management since inception).

(2) The International Composite Index is a hypothetical index constructed by Accessor Capital, which combines the MSCI EAFE Index and the MSCI EAFE+EMF Index. The Composite is intended to provide a benchmark for comparison that reflects the different investment policies that the Fund has followed in the past. Prior to May 1996, the Fund did not invest in emerging market securities. Beginning in May 1996, the Fund was permitted to do so. Accordingly, prior to May 1996, the MSCI EAFE Index is used. Starting in May 1996, the MSCI EAFE+EMF Index is used.

(3) The inception date of the Advisor Class is October 3, 1994. The inception date of the Investor Class is July 6, 1998.

(4)  Annualized.

The MSCI EAFE + EMF Index is an unmanaged index of 47 developed (excluding the United States and Canada) and emerging market countries, including Japan, the United Kingdom, Germany and France. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 9

                              HIGH YIELD BOND FUND

The Accessor High Yield Bond Fund ("Fund") seeks high current income. Under normal market conditions, the Fund attempts to achieve its objective by investing at least 80% of its assets in lower-rated, high-yield corporate debt securities, commonly referred to as "junk bonds." High yield debt securities are those rated lower than Baa by Moody's Investors Services, Inc. ("Moody's") or lower than BBB by Standard & Poor's Corporation ("S&P"), or unrated securities judged to be of comparable quality by the Money Manager. The Fund will normally invest in securities that, at the time of initial investment, are rated lower than BBB- and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Fund will normally maintain an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers U.S. Corporate High Yield Index ("High Yield Index").

~ The Money Manager

Financial Management Advisers, LLC ("FMA"), was founded in 1985. FMA views high-yield bonds as "stocks with a coupon", therefore, FMA's high yield investment analysis combines input from both the equity and fixed-income sectors. FMA begins its investment process with a traditional top-down analysis, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. In selecting individual issues, FMA emphasizes bottom-up fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden.

~ 2002 Overview

On an absolute return basis, the Fund performed well in 2002, returning 1.42%. Relative to its benchmark, the High Yield Index, the Fund had a strong year returned 1.42% vs. -1.40%. The Fund outperformed the High Yield Index in the first three quarters of the year, with the second quarter being especially strong. Performance throughout the year was as follows:

~ First Quarter

The high yield market produced healthy overall performance during the first quarter. While spreads to treasuries decreased, the high yield bond market still saw heavy demand for the asset class. The Fund outperformed the High Yield Index in the first quarter of 2002. The Fund had a 1.96% return, while the High Yield Index returned 1.68%. Contributing to outperformance was an overweight to the energy and consumer related sectors, while utilities and telecommunications sectors were underweighted. Positive performance was partially offset by an underweight position in chemical and transportation sectors.

~ Second Quarter

The high yield bond market declined sharply during the second quarter. June ended as the worst month in the High Yield Index's history. This was fueled by the significant declines in the equity markets and the constant stream of negative news regarding accounting discrepancies and corporate fraud. The Fund continued to produce better results than the High Yield Index (-3.09% vs. -6.41%) due to an underweight of speculative sectors, especially in media, as well as individual security selection. Contributing to outperformance was an overweight in the finance and consumer related sectors coupled with an underweight in telecommunications, technology and utilities sectors. This was somewhat offset by an overweighted position in cable and underweighting of industrial companies sectors.

~ Third Quarter

The high yield market continued its decline in the third quarter, precipitated by a general negative sentiment in the equity markets and fears of a double-dip recession. Such volatility was magnified by continued concerns about accounting discrepancies and fears of corporate fraud. The Fund returned -2.45% versus -2.93% for the High Yield Index. This was achieved through defensive industry weightings and conservative security selection. Contributing to outperformance in the third quarter was an overweight of energy and an underweight to health care, technology, transportation and utilities sectors. This was somewhat offset by an overweighted position in finance and underweight of telecommunications and gaming sectors.

~ Fourth Quarter

The quarter began with high yield spreads to treasuries at an all time high, but then the high yield bond market rebounded strongly. The Fund underperformed the High Yield Index in the fourth quarter (5.22% vs. 6.74%) due to industry allocations and security selection. As the market bounced back, technology and telecommunications outperformed. Within these industries the Fund was positioned in the highest quality companies. During the fourth quarter, distressed names in the high yield universe rebounded the most as optimism swept the market. While this conservative approach contributed to underperformance during the fourth quarter, it helped over the course of the year.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 10

                    HIGH YIELD BOND FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
  HIGH YIELD BOND FUND VS. UNMANAGED LEHMAN BROS U.S. CORP HIGH YIELD INDEX(1)
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                    ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ............................................................   1.42%
SINCE INCEPTION(2) ..................................................   1.68%(3)

--------------------------------------------------------------------------------
                   INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ............................................................   1.02%
SINCE INCEPTION(2) ..................................................   1.22%(3)

(1) Since inception rate of return assumes initial investment on the inception date May 1, 2000. Comparison with the Lehman Brothers U.S. Corporate High Yield Index assumes initial investment on May 31, 2000.

(2)  The inception date is May 1, 2000.

(3)  Annualized.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate corporate bonds rated below investment grade. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 11

                         INTERMEDIATE FIXED-INCOME FUND

The Accessor Intermediate Fixed-Income Fund ("Fund") seeks generation of current income. Under normal market conditions the Fund attempts to achieve it objective by investing at least 80% of its assets in fixed-income securities. The Fund seeks to have a dollar-weighted average portfolio duration of between 3 and 8 years. The Fund will normally maintain an aggregate dollar-weighted average duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Government/Credit Index ("Intermediate Index").

~ The Money Manager

Cypress Asset Management ("Cypress") is an investment management firm specializing in fixed-income products. Cypress utilizes a highly quantitative process to control various risk components of the Fund and to add value at the margin through a disciplined investment approach. Cypress actively manages the Fund to control duration, convexity and term structure risk. Cypress value-added strategies include: 1) sector rotation; 2) yield curve positioning; 3) security analysis; and 4) reinvestment opportunities. Using a strict disciplined approach, Cypress aims to add value by overweighting the most undervalued sectors of the market. Cypress seeks to generate excess returns to the Intermediate Index while managing the risk of the Fund relative to the Intermediate Index.

~ 2002 Overview

On an absolute return basis, the Fund had a very strong 2002, returning 11.70%. Relative to its benchmark, the Intermediate Index, the Fund had a good year, 11.70% vs. 11.02%. The Fund outperformed the Intermediate Index during the first half of the year, but trailed in the second half. Performance throughout the year was as follows:

~ First Quarter

Investor uncertainty kept both stock and bond markets relatively flat in the first quarter. The Fund had a solid quarter, returning 0.14% vs. a return of -0.48% in the Intermediate Index. The quality of the corporate issues in the Fund contributed the most to performance. Throughout 2001's downturn, Cypress increased the credit quality of the Fund's portfolio in anticipation of credit downgrades by S&P and Moody's as the recession wore on. This strategy bore fruit in the first quarter as AAA and AA debt outperformed A and BBB debt.

~ Second Quarter

With all of the uncertainty surrounding corporate America's accounting practices and the nature of the economic recovery, performance in the fixed-income markets was driven almost exclusively by credit quality during the second quarter. The Fund returned 5.24% versus a 3.75% return in the Intermediate Index. The increased exposure to treasury and agency debt, and highly liquid AAA and AA names within the corporate-issue sector paid dividends as a "flight-to-quality" occurred.

~ Third Quarter

High quality issues again demanded a premium during the third quarter. The heightened anxiety regarding the anemic economic recovery, the perilous geopolitical situation, and the weakness of corporations led investors to the old standby, U.S. Treasury debt. Spreads between corporate issues and government issues widened significantly. The Fund underperformed the Intermediate Index, 5.11% vs. 5.69%. A handful of individual issues contributed to the Fund's underperformance, as company-specific concerns hit the prices of US Air, Fairfax Financial, and Captiva. The Fund benefited in aggregate from the move to higher-quality issues, but with so many companies having difficulties it was difficult to avoid the turmoil altogether.

~ Fourth Quarter

The relative safety and stability of bonds continued to attract investors as not everyone was set to jump back in to the stock market during the fourth-quarter rally. Corporate issues outperformed U.S. Government and agency debt, lower quality issues outperformed higher quality issues, and the best performing sectors were telecommunications and media. These fourth quarter actions were the exact opposite of the first three quarters of 2002, when the mood was more pessimistic and investors more cautious. The Fund was invested conservatively throughout 2002, helping it outperform the Intermediate Index most of the year, but contributing to relative underperformance during the fourth quarter. For the quarter the Fund returned 0.84%, trailing the Intermediate Index return of 1.73%.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 12

               INTERMEDIATE FIXED-INCOME FUND PERF0RMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
          INTERMEDIATE FIXED-INCOME FUND VS. UNMANAGED LEHMAN BROTHERS
                             GOVERNMENT/CREDIT INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..............................................................   11.70%
FIVE YEARS ............................................................    6.79%
TEN YEARS .............................................................    6.63%

--------------------------------------------------------------------------------
                  INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...........................................................   11.15%
SINCE INCEPTION(2) .................................................    6.24%(3)

(1)  Effective   September  21,  1998,  Cypress  Asset  Management  manages  the
     Intermediate Fixed-Income Fund (formerly managed by Smith Barney Capital Management from inception to April 30, 1998 and Accessor Capital Management from May 1, 1998 through September 20, 1998).

(2)  The inception date of the Investor Class is July 14, 1998.

(3)  Annualized.

The Lehman Brothers Government/Credit Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 13

                      SHORT-INTERMEDIATE FIXED-INCOME FUND

The Accessor Short-Intermediate Fixed-Income Fund ("Fund") seeks generation of current income. Under normal market conditions the Fund attempts to achieve its objective by investing at least 80% of its assets in fixed-income securities. The Fund seeks to have a dollar-weighted average portfolio duration of between 2 and 5 years. The Fund will normally maintain an aggregate dollar-weighted portfolio duration that does not vary more or less than 20% from that of the Lehman Brothers Government/Credit 1-5 Year Index ("Short Index").

~ The Money Manager

Cypress Asset Management ("Cypress") is an investment management firm specializing in fixed-income products. Cypress utilizes a highly quantitative process to control various risk components of the Fund and to add value at the margin through a disciplined investment approach. Cypress actively manages the Fund to control duration, convexity and term structure risk. Cypress value-added strategies include: 1) sector rotation; 2) yield curve positioning 3) security analysis; and 4) reinvestment opportunities. Using a strict disciplined approach, Cypress aims to add value by overweighting the most undervalued sectors of the market. Cypress seeks to generate excess returns to the benchmark while managing the risk of the Fund relative to the Short Index.

~ 2002 Overview

On an absolute return basis, the Fund performed well during 2002, returning 6.64%. Relative to its benchmark, the Short Index, the Fund underperformed, 6.64% vs. 8.13%. The Fund outperformed the Short Index in the second quarter, however, it trailed in each of the other quarters. Performance throughout the year was as follows:

~ First Quarter

Uncertainty about the strength and timing of an economic recovery kept the short-term bond market in limbo. The Fund returned -0.29%, trailing the Short Index return of 0.04%. While Cypress had been working on improving the credit quality of the Fund's portfolio throughout last year, an unforeseen downgrade in one of the issues was primarily responsible for the Fund's underperformance.

~ Second Quarter

High-quality issues carried a premium in both the equity markets and the bond markets during the second quarter. Given the current lack of trust in auditors and analysts, the uncertainty of economic recovery, and geopolitical risk, this "flight-to-quality" came as no surprise. The Fund performed well in this environment, posting a 3.25% quarterly return versus a 3.09% return for the Short Index. Cypress worked on improving the overall credit quality of the Fund's portfolio during the second half of 2001, which helped it in 2002. Unfortunately, one of the Fund's holdings, a Qwest/US West bond, came under fire during the second quarter and prevented the Fund's performance from being even better.

~ Third Quarter

While bond yields remained low during third quarter, investors seem to prefer any type of positive return to the principal losses in the equity markets. Massive inflows continued unabated into bond funds during the third quarter. The Fund posted a return of 2.24% for the quarter, short of the Short Index return of 3.45%. In July security selection in utilities and a stake in Computer Associates contributed to underperformance. August was uneventful, but September saw negative relative performance stem from utilities and agencies. Compounding the problem in September was the fact that corporate spreads over Treasury bonds widened significantly due to a "flight-to-quality" as investors fled falling asset values.

~ Fourth Quarter

Even during the fourth quarter when stock markets worldwide rallied, bonds posted positive returns. Throughout most of the year, wary investors favored the safest of bonds - U.S. Treasury and U.S. Government agency issues - as well as AAA-rated corporate bonds. However, things turned the corner at the start of the fourth quarter, as investors grew more confident and those bonds that had fared the worst during the first nine months of 2002 rallied strongly in October and November. The Fund returned 1.32% for the quarter versus a return of 1.43% for the Short Index. The Fund's conservative positioning contributed to underperformance when the previously out of favor sectors and qualities rebounded. The Fund benefited from its holding in Household Financial. Although this issue was down at the end of the third quarter, it enjoyed a rally during the fourth quarter.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 14

            SHORT-INTERMEDIATE FIXED-INCOME FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
       SHORT-INTERMEDIATE FIXED-INCOME FUND VS. UNMANAGED LEHMAN BROTHERS
                           GOVT/CREDIT 1-5 YEAR INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...............................................................   6.64%
FIVE YEARS .............................................................   5.78%
TEN YEARS ..............................................................   5.41%

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR  ...........................................................   6.21%
SINCE INCEPTION(2) ..................................................   5.28%(3)

(1) Effective September 21, 1998, Cypress Asset Management manages the Short-Intermediate Fixed-Income Fund (formerly managed by Bankers Trust Company from inception to April 30, 1998 and Accessor Capital Management from May 1, 1998 through September 20, 1998).

(2)  The inception date of the Investor Class is July 14, 1998.

(3)  Annualized.

The Lehman Brothers Government/Credit 1-5 Year Index is an unmanaged index of fixed-rate government and corporate bonds rated investment grade or higher, all with maturities of one to five years. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 15

                            MORTGAGE SECURITIES FUND

The Accessor Mortgage Securities Fund ("Fund") seeks generation of current income. In normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its assets in mortgage-related securities. The Fund seeks an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Lehman Brothers Mortgage-Backed Securities Index ("Mortgage Index").

~ The Money Manager

BlackRock Financial Management ("BlackRock") specializes in mortgage securities, and is renowned for their analytical capabilities and the value they add to this complex and specialized fixed-income sector. BlackRock is an active, investment grade fixed-income manager whose investment philosophy and process centers around four key principles: 1) controlled duration; 2) relative value sector rotation and security selection; 3) rigorous quantitative analysis to the valuation of securities and funds; and 4) quality credit analysis. BlackRock's Investment Strategy Committee determines the firm's broad investment strategy based on macroeconomic and market trends while the money manager then implements this strategy by selecting the sectors and securities that offer the greatest relative value within the parameters of each account's investment guidelines.

~ 2002 Overview

On an absolute return basis, the Fund performed well during 2002, returning 7.90%. Relative to its benchmark, the Mortgage Index, the Fund underperformed 7.90% vs. 8.74%. The Fund trailed the Mortgage Index to a slight degree in each quarter of the year. Performance throughout the year was as follows:

~ First Quarter

Having underperformed Treasury debt in 2001, mortgage-backed securities rallied in early 2002. As the Fed reached the end of its easing cycle, prepayments and refinancings dropped off significantly. The yield differential of mortgage-backed securities over treasuries looked attractive to many investors. The Fund posted a 0.87% return, essentially matching the Mortgage Index return of 1.00%. BlackRock overweighted 15-year pass-throughs relative to 30-year mortgages, and underweighted GNMAs relative to FNMA and FHLMC. In addition, BlackRock favored lower-coupon issues, as they felt that higher coupon debt was too susceptible to prepayment risk. During the first quarter these positions contributed to the underperformance of the Fund.

~ Second Quarter

Housing activity was particularly strong with new home sales reaching their highest level on record. Mortgage rates dropped to levels not seen since the post-September 11th environment. With fears of refinancing hanging over the market, mortgages trailed Treasuries. The Fund returned 3.21% for the quarter, slightly trailing the 3.48% return of the Mortgage Index. The Fund had a relative overweight in 15-year issues vs. 30-year issues, which contributed to the underperformance of the Fund as 30-year issues rallied in June. On the plus side, the convexity of the Fund contributed to its performance vs. the Mortgage Index.

~ Third Quarter

The high credit quality offered by agency issues looked attractive as equity markets dissolved. On the downside, mortgage rates fell to historic lows, breaking through levels last seen in the fourth quarter of 2001. Refinancings and prepayment risk increased dramatically. The Fund returned 2.35% for the third quarter, trailing the Mortgage Index return of 2.66%. In order to mitigate the prepayment risks, the Fund had positioned itself so that its maturity was shorter than the Mortgage Index and had overweighted lower coupon issues, which are less prone to refinancings. However, in the third quarter 30-year issues outperformed in July and August and premium coupons outperformed in September.

~ Fourth Quarter

Mortgages in general had a very strong quarter, outperforming treasuries. Performance was as a result of continued strong demand from the banking sector. Bank demand, driven by need for yield in light of the recent drop-offs in business loan portfolios, was a major contributor to performance. The Fund returned 1.27% for the quarter, trailing the Mortgage Index return of 1.35%. The Fund benefited from overweight in low coupon mortgages, which were propelled by record incentives from hybrid products. An underweight in FNMAs and a selective allocation to non-index securities such as Treasuries and Agency debentures contributed to the Fund's underperformance.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 16

                  MORTGAGE SECURITIES FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
               MORTGAGE SECURITIES FUND VS. UNMANAGED LEHMAN BROS
                        MORTGAGE-BACKED SECURITIES INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                    ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...............................................................   7.90%
FIVE YEARS .............................................................   6.81%
TEN YEARS ..............................................................   6.94%

--------------------------------------------------------------------------------
                   INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ............................................................   7.57%
SINCE INCEPTION(1) ..................................................   6.31%(2)

(1)  The inception date of the Investor Class is July 8, 1998.

(2)  Annualized.

--------------------------------------------------------------------------------

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 17

                           U.S. GOVERNMENT MONEY FUND

The Accessor U.S. Government Money Fund ("Fund") seeks maximum current income consistent with the preservation of principal and liquidity. The Fund attempts to achieve its objective by investing at least 80% of its assets in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund follows industry standard requirements concerning the quality, maturity, and diversification of its investments.

~ The Money Manager

Accessor Capital Management uses leading-edge, proprietary software to optimally manage this Fund. By utilizing a quantitative process, Accessor attempts to maximize the yield to the investor, investing primarily in securities issued by or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund is structured to maintain a weighted average maturity of 90 days or less, while maintaining liquidity and maximizing current yield. On a daily basis, the investment management team examines the cash available and current Fund structure. This information is analyzed according to the investment criteria which includes credit quality, liquidity, maturity and yield. The Fund is then repositioned as necessary.

~ 2002 Overview

On an absolute return basis, the Fund returned 1.45% for 2002. The yield has been in-line with 3-month Treasury debt. Performance throughout the year was as follows:

~ First Quarter

As many people predicted, the Federal Reserve left overnight rates unchanged at 1.75% over the course of the first quarter. As more and more positive economic news was reported during the quarter, the Fed officially switched its bias from "weakness" in the economy to a "neutral" stance at its March 19th meeting. The Fund returned 0.39% for the first quarter. The dual downward pressures on interest rates from the Fed's rate-cutting in 2001 and investor's preference of stable-value assets in a bear market had a tremendous downward impact on short-term rates.

~ Second Quarter

Throughout the second quarter the Federal Reserve Open Market Committee maintained its neutral stance and its 1.75% overnight rate. The short-end of the curve (i.e., 90 days or less) remained very flat as investors correctly anticipated that the Fed would hold during the second quarter. In the low-interest rate environment, the Fund posted a 0.40% return for the second quarter. While the yield of the Fund was relatively low by historic standards, many investors simply welcomed the protection of principal believed to be offered by the money market.

~ Third Quarter

The Fed again held overnight rates steady at 1.75% for the third quarter. Not all was steady as she goes at the Federal Reserve Bank, however. Following the August 13th meeting of the Fed Open Market Committee, the bias was shifted from "neutral" back to "weakness," highlighting the possibility of a double-dip recession. These events led the market to factor in the possibility of an additional rate cut before year-end, thus driving the yield curve into a short-term inversion. The Fund met its objective of providing preservation of principal during the turbulent third quarter. The Fund returned 0.36% for the third quarter.

~ Fourth Quarter

Having kept overnight rates unchanged at 1.75% for all of 2002, the Federal Reserve Bank's Open Market Committee cut rates by 50 basis points on November 6th. Many people anticipated this to be the last rate cut of the easing cycle. The Fed believed that the economy was on-track, however, the recovery was working its way through a "soft spot." In addition, some economists started discussing the potential for deflation, a rare but serious economic condition. The rate cut was meant to address deflationary pressures as well as a short-term stimulus. With rates at their lowest point in decades, the Fund returned 0.30% for the fourth quarter.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 18

                 U.S. GOVERNMENT MONEY FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
            U.S. GOVERNMENT MONEY FUND VS. UNMANAGED SALOMON BROTHERS
                            U.S. 3-MONTH T-BILL INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                    ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...............................................................   1.45%
FIVE YEARS .............................................................   4.18%
TEN YEARS ..............................................................   4.26%

--------------------------------------------------------------------------------
                   INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ............................................................   0.94%
SINCE INCEPTION(1) ..................................................   3.55%(2)

(1)  The inception date of the Investor Class is July 29, 1998.

(2)  Annualized.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Salomon Brothers U.S. 3 Month T-bill Index is designed to measure the return of the 3 month Treasury bills. Investors cannot invest in an index and the return of an index does not reflect the deduction of any fees or other expenses.


                                   accessor 19

                         ACCESSOR INCOME ALLOCATION FUND

The Accessor Income Allocation Fund ("Fund") seeks high current income and some stability of principal. This Fund is designed for investors who depend on regular interest payments generated by their investments. In order to help meet this need, the Fund invests principally in the four Accessor fixed-income funds and the Accessor U.S. Government Money Fund. Currently, all of these Funds generate regular income. Historically, returns of fixed-income investments as a whole have been less volatile than returns of equity investments. Due to the exclusion of equities in this Fund, it is believed to be the least volatile of the six Allocation Fund strategies.

~ 2002 Overview

In 2002, the Fund returned 5.68%. With the equity market downturn both wide and deep, fixed-income was believed by many to be one of the few areas of relative safety. Performance throughout the year was as follows:

~ First Quarter

Positive news about the economy competed with the fallout of the Enron collapse, pulling the market in opposite directions. Release after release of economic indicators appeared higher than consensus estimates. On the downside, rumors about "the next Enron" swept through the markets mid-quarter, dampening market performance. During the first quarter of the year, fixed-income slowed down from its strong 2000 and 2001. Most of the Accessor Funds held by the Fund had positive returns, except the Accessor Short-Intermediate Fixed-Income Fund's -0.29% return. With short-term rates at historic lows, the money market allocation in the Accessor U.S. Government Fund yielded only 0.39%. The Accessor High Yield Bond Fund had the best performance, with a 1.96% return. High yield bonds traditionally perform well as the economy rebounds from a recession. The Fund returned 0.29% for the quarter.

~ Second Quarter

The trends present in the first quarter persisted in the second quarter. Again, leading indicators continued to point to an economic recovery, as manufacturing and housing gained steam and unemployment leveled off. However, the cloud of distrust hanging over corporate America spread from Enron and Arthur Anderson to other well-known names like Merrill Lynch, Tyco, and WorldCom. Even though yields on fixed-income instruments were relatively low, any type of positive gain was welcomed in this negative market environment. Bonds once again outperformed stocks, and the Fund posted a return of 1.98% for the quarter. Returns ranging from 0.40% to 5.24% were turned in by the investment-grade fixed-income funds. The Accessor High Yield Bond Fund underperformed. Only the Accessor Mortgage Securities Fund failed to outperform its index during the second quarter.

~ Third Quarter

The S&P 500 Index had its worst quarter since the 1987 crash. Investors seemed close to the capitulation point, dealing with the possibility of armed conflict with Iraq, continued fallout regarding the rash of scandals, faltering corporate earnings, and the one-year anniversary of the September 11 terrorist attacks. Once again, the only sizable protection from falling equity prices was believed by many to be the fixed-income marketplace. Bond yields remained low during the third quarter as the equity markets faltered. The Fund returned 1.69% for the quarter as higher quality/longer duration funds outperformed lower quality/shorter duration funds. The Accessor Intermediate Fixed-Income Fund was the best performing holding during the third quarter, returning 5.11%, while the Accessor High Yield underperformed for the second quarter in a row.

~ Fourth Quarter

Markets had a strong rebound in October and November. Economic figures were strong and many companies beat earnings estimates, leading some investors to believe the third quarter sell-off was an overreaction. Major equity market indices had double-digit gains during that two-month period, before giving back a portion of those gains in December. Although attention shifted back to equities in the fourth quarter, bonds still managed to post positive returns. The Fund had a modest return of 1.61% for the quarter. The Accessor High Yield Bond Fund was the best performer, with a 5.22% return. The three investment-grade bond funds had returns ranging from 0.84% to 1.32%, while the Accessor U.S. Government Money Fund had a 0.30% return.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 20

                   INCOME ALLOCATION FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
     ACCESSOR INCOME ALLOCATION FUND VS. UNMANAGED LEHMAN BROTHERS AGGREGATE
                                   BOND INDEX
--------------------------------------------------------------------------------

                              [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ............................................................   5.68%
SINCE INCEPTION(2) ..................................................   5.82%(3)

--------------------------------------------------------------------------------
                  INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ............................................................   5.16%
SINCE INCEPTION(2) ..................................................   5.29%(3)

(1) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.

(2) Since inception rate of return assumes initial investment on the inception date, December 27, 2000. Comparison with the Lehman Brothers Aggregate Bond Index assumes initial investment on December 31, 2000.

(3)  Annualized.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


                                   accessor 21

                    ACCESSOR INCOME & GROWTH ALLOCATION FUND

The Accessor Income & Growth Allocation Fund ("Fund") seeks high current income and some potential capital appreciation. This Fund is designed for investors whose primary investment goal is income generation, but who want some exposure to equities in their portfolio. The Fund can invest between 40% and 80% of its assets in Accessor's four fixed-income funds, up to 20% of its assets in the U.S. Government Money Fund, and up to 40% of its assets in the four equity funds. While fixed-income funds generate current income, equity funds can offer the potential for growth at a rate greater than inflation. Due to its inclusion of equities, the Fund is slightly more aggressive than a portfolio comprised entirely of fixed-income funds. However, since the more risky equity funds make up a minority of its investment, Accessor Capital Management LP ("Accessor Capital") believes that the Fund is still a relatively conservative option.

~ 2002 Overview

The Fund had a -2.45% return in 2002. Although dominated by fixed-income, the negative returns in the equity portion was enough to produce the loss for the year. Performance throughout the year was as follows:

~ First Quarter

Positive news about the economy competed with the fallout of the Enron collapse, pulling the market in opposite directions. Release after release of economic indicators appeared higher than consensus estimates. On the downside, rumors about "the next Enron" swept through the markets mid-quarter, dampening market performance. Bonds edged equity ever-so-slightly during the first quarter. With 70% of its holdings in fixed-income, the Fund benefited from its stake in the Accessor High Yield Bond Fund by its 1.96% return for the quarter. The two large cap funds, the Accessor Growth Fund and the Accessor Value Fund underperformed, but the Accessor Small to Mid Cap Fund's strong 3.68% return helped offset some of those losses. The quarter ended with the Fund returning 0.30%.

~ Second Quarter

The trends present in the first quarter persisted in the second quarter. Again, leading indicators continued to point to an economic recovery, as manufacturing and housing gained steam and unemployment leveled off. However, the cloud of distrust hanging over corporate America spread from Enron and Arthur Anderson to other well-known names like Merrill Lynch, Tyco, and WorldCom. Even though roughly 70% of the Fund's portfolio was in fixed-income holdings, the losses in U.S. equity markets drove the Fund to a return of -1.72% for the quarter. The Fund was buoyed by positive returns in the Accessor International Equity Fund and the three investment-grade fixed-income funds, however, losses in the three domestic equity funds and the Accessor High Yield Bond Fund contributed to the negative return. Only two of the funds held by the Fund underperformed their respective benchmarks.

~ Third Quarter

The S&P 500 Index had its worst quarter since the 1987 crash. Investors seemed close to the capitulation point, dealing with the possibility of armed conflict with Iraq, continued fallout regarding the rash of scandals, faltering corporate earnings, and the one-year anniversary of the September 11 terrorist attacks. Once again, the only sizable protection from falling equity prices was the fixed-income marketplace. The approximately 30% equity exposure contributed to the Fund's -4.57% return for the quarter as equities around the world declined. The fixed-income holdings within the Fund helped buffer the losses the equity fund holdings experienced as the investment-grade fixed-income funds performed well in the third quarter.

~ Fourth Quarter

Markets had a strong rebound in October and November. Economic figures were strong and many companies beat earnings estimates, leading some investors to believe the third quarter sell-off was an overreaction. Major equity market indices had double-digit gains during that two-month period, before giving back a portion of those gains in December. Even with a weak December, the fourth quarter was strong for equities, and bonds continued to post modest gains. The "Growth" portion of the Fund kicked in during the fourth quarter, as all four equity funds and the Accessor High Yield Bond Fund had returns ranging from 4.13% to 9.07%. The investment grade bond funds also did well, with returns ranging from 0.84% to 1.32%. As a result, the Fund itself returned 3.72% for the quarter.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 22

               INCOME & GROWTH ALLOCATION FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
  ACCESSOR INCOME & GROWTH ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE
                                      INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...........................................................   -2.45%
SINCE INCEPTION(2) .................................................   -1.51%(3)

--------------------------------------------------------------------------------
                  INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...........................................................   -2.92%
SINCE INCEPTION(2) .................................................   -1.98%(3)

(1) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.

(2) Since inception rate of return assumes initial investment on the inception date, December 27, 2000. Comparison with various indices assumes initial investment on December 31, 2000.

(3)  Annualized.

(4) The Composite Index is made up of 70% Lehman Brothers Aggregate Bond Index and 30% MSCI AC World Index Free.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Free is an unmanaged index which represents 49 of the world's developed and emerging equity markets.


                                   accessor 23

                        ACCESSOR BALANCED ALLOCATION FUND

The Accessor Balanced Allocation Fund ("Fund") seeks moderate current income and some potential capital appreciation. This Fund is designed for investors seeking broad exposure to the financial markets, balancing their holdings between equity and fixed-income investments. The Fund divides its assets between Accessor's equity funds and fixed-income funds (the exact amount depends on market conditions). A small amount of its assets may also be invested in the Accessor U.S. Government Money Fund. The generation of current income from fixed-income holdings, and the potential growth rate above inflation sought by the equity holdings, should provide investors with moderate risk and return. The exposure to stocks in the Fund generally increases the volatility of the Fund. However, the Fund is intended to buffer the volatility when either fixed-income or equities are out of favor. The Fund is intended for "middle-of-the-road" investors with regard to risk and return.

~ 2002 Overview

The Fund had a -7.94% return in 2002. Splitroughly 50%-50% between stocks and bonds, the negative returns of equity markets were partially, but not entirely, offset by fixed-income holdings. Performance throughout the year was as follows:

~ First Quarter

Positive news about the economy competed with the fallout of the Enron collapse, pulling the market in opposite directions. Release after release of economic indicators appeared higher than consensus estimates. On the downside, rumors about "the next Enron" swept through the markets mid-quarter, dampening market performance. Split equally between stocks and bonds in a quarter where the two performed in-line with each other, it is not surprising that the Fund had a rather flat return of 0.18%. On the equity side, returns ranged from 3.68% for the Accessor Small to Mid Cap Fund to -1.78% for the Accessor Growth Fund. For the fixed-income funds, the highest return was a 1.96% return in Accessor High Yield Bond Fund to a -0.29% return for the Accessor Short-Intermediate Fixed-Income Fund. All other Accessor Funds held by the Fund fell somewhere in between, leaving the Fund only slightly above where it started the year.

~ Second Quarter

The trends present in the first quarter persisted in the second quarter. Again leading indicators continued to point to an economic recovery, as manufacturing and housing gained steam and unemployment leveled off. However, the cloud of distrust hanging over corporate America spread from Enron and Arthur Anderson to other well-known names like Merrill Lynch, Tyco, and WorldCom. A well-balanced portfolio once again served diversified investors well as U.S. equity markets continued to drop. Exposure to foreign markets and investment grade bonds served the Fund well, as Accessor Funds invested in those asset classes produced returns ranging from 0.40% to 5.24%. All three U.S. equity-based funds as well as the Accessor High Yield Bond Fund had losses for the quarter. The Fund returned -4.29%.

~ Third Quarter

The S&P 500 Index had its worst quarter since the 1987 crash. Investors seemed close to the capitulation point, dealing with the possibility of armed conflict with Iraq, continued fallout regarding the rash of scandals, faltering corporate earnings, and the one-year anniversary of the September 11 terrorist attacks. Once again, the only sizable protection from falling equity prices was the fixed-income marketplace. This Fund's asset exposure is evenly split between equity and fixed-income funds. Investment grade bonds performed well for the quarter, helping the Fund's best performing holding, the Accessor Intermediated Fixed-Income Fund, to a return of 5.11%. The Fund still finished the third quarter down with a return of -8.04% as equities globally performed poorly. Each of the equity fund holdings in the Fund had double digit losses for the quarter, which outweighed the gains on the fixed-income portion of the Fund.

~ Fourth Quarter

Markets had a strong rebound in October and November. Economic figures were strong and many companies beat earnings estimates, leading some investors to believe the third quarter sell-off was an overreaction. Major equity market indices had double-digit gains during that two-month period, before giving back a portion of those gains in December. Even with a weak December, the fourth quarter was strong for equities, and bonds continued to post modest gains. All nine Accessor Fund holdings in the Fund had positive returns. Fittingly, the Fund returned 4.40% for the quarter. For the quarter, the Accessor Value Fund's return of 9.07% was the highest return. Of the non-money market funds, the Accessor Intermediate Fixed-Income Fund had the lowest return, coming in at 0.84%.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 24

                  BALANCED ALLOCATION FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
   ACCESSOR BALANCED ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ...........................................................   -7.94%
SINCE INCEPTION(2) .................................................   -6.24%(3)

--------------------------------------------------------------------------------
                  INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR  ..........................................................   -8.40%
SINCE INCEPTION(2) .................................................   -6.71%(3)

(1) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.

(2) Since inception rate of return assumes initial investment on the inception date, December 27, 2000.Comparison with various indices assumes initial investment on December 31, 2000.

(3)  Annualized.

(4) The Composite Index is made up of 50% Lehman Brothers Aggregate Bond Index and 50% MSCI AC World Index Free.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Free is an unmanaged index which represents 49 of the world's developed and emerging equity markets.


                                   accessor 25

                    ACCESSOR GROWTH & INCOME ALLOCATION FUND

The Accessor Growth & Income Allocation Fund ("Fund") seeks moderate potential capital appreciation and some current income. This Fund is designed for investors whose primary goal is capital appreciation and whose secondary goal is income generation. The Fund favors Accessor's four equity funds with regard to weight, investing a smaller amount of its assets in the four fixed-income funds. A limited amount of its assets may also be invested in the Accessor U.S. Government Money Fund. While stocks do have greater growth potential, they also tend to be more volatile than bonds. The weighting of bonds in this Fund is intended to reduce some of the volatility associated with equities. Historically, stocks have offered greater growth potential than bonds over the long-term, but with greater risk. The larger portion of equity oriented investments should make this Fund attractive to investors willing to increase their exposure to market volatility, in return for potentially greater returns historically associated with stocks.

~ 2002 Overview

The Fund returned -10.84% in 2002, driven by negative returns on the equity side. Losses were tempered by significant holdings in bonds. Performance throughout the year was as follows:

~ First Quarter

Positive news about the economy competed with the fallout of the Enron collapse, pulling the market in opposite directions. Release after release of economic indicators appeared higher than consensus estimates. On the downside, rumors about "the next Enron" swept through the markets mid-quarter, dampening market performance. The Fund's first quarter return was essentially flat, at 0.11%. The biggest movers on the upside were the Accessor Small to Mid Cap Fund with a 3.68% return and the Accessor High Yield Bond Fund with a return of 1.96%. On the downside were the Accessor Growth Fund's return of -1.78% and the Accessor
Value Fund's return of -1.52%. All the other Accessor Funds held in the Fund fell within this range of 550 basis points.

~ Second Quarter

The trends present in the first quarter persisted in the second quarter. Again, leading indicators continued to point to an economic recovery, as manufacturing and housing gained steam and unemployment leveled off. However, the cloud of distrust hanging over corporate America spread from Enron and Arthur Anderson to other well-known names like Merrill Lynch, Tyco, and WorldCom. Different asset classes produced divergent returns during the second quarter of 2002. As a broadly-diversified asset-allocated strategy, the Fund had exposure to many of them. The best performers were the investment-grade bond funds, with the Accessor Intermediate Fixed-Income Fund's return of 5.24% the highest. On the other side was the Accessor Growth Fund's return of -14.76%. The Fund returned -5.47% for the quarter. Six of eight funds held in the Fund outperformed their respective benchmarks.

~ Third Quarter

The S&P 500 Index had its worst quarter since the 1987 crash. Investors seemed close to the capitulation point, dealing with the possibility of armed conflict with Iraq, continued fallout regarding the rash of scandals, faltering corporate earnings, and the one-year anniversary of the September 11 terrorist attacks. Once again, the only sizable protection from falling equity prices was the fixed-income marketplace. The best performing holding was the Accessor
Intermediate Fixed-Income Fund, returning 5.11%, while the Accessor International Equity Fund had a -20.83% for the quarter. The Fund fell somewhere in the middle with a return of -10.42% for the third quarter. The three investment-grade bond funds and the Accessor U.S. Government Money Fund finished positively for the quarter whereas all of the equity funds and the High Yield Bond Fund lost ground.

~ Fourth Quarter

Markets had a strong rebound in October and November. Economic figures were strong and many companies beat earnings estimates, leading some investors to believe the third-quarter sell-off was an overreaction. Major equity market indices had double-digit gains during that two-month period, before giving back a portion of those gains in December. Even with a weak December, the fourth quarter was strong for equities and bonds continued to post modest gains. The fourth quarter was strong for the Fund, all nine of the underlying mutual funds held by the Fund had gains. As a result, the Fund returned 5.18% for the quarter. The Accessor Value Fund had a 9.07% return for the quarter. The Accessor Intermediate Fixed-Income Fund had the lowest return of the non-money market funds, returning 0.84%.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 26

               GROWTH & INCOME ALLOCATION FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
  ACCESSOR GROWTH & INCOME ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE
                                      INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR...........................................................   -10.84%
SINCE INCEPTION(2).................................................    -8.75%(3)

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR...........................................................   -11.29%
SINCE INCEPTION(2).................................................   - 9.19%(3)

(1) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.

(2) Since inception rate of return assumes initial investment on the inception date, December 27, 2000.Comparison with various indices assumes initial investment on December 31, 2000.

(3)  Annualized.

(4) The Composite Index is made up of 40% Lehman Brothers Aggregate Bond Index and 60% MSCI AC World Index Free.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Free is an unmanaged index which represents 49 of the world's developed and emerging equity markets.


                                   accessor 27

                         ACCESSOR GROWTH ALLOCATION FUND

The Accessor Growth Allocation Fund ("Fund") seeks high potential capital appreciation and some current income. This Fund is designed for growth-oriented investors, who are primarily interested in seeing their investments grow over the long-term and are willing to risk losing a portion of their money in the short-term. Historically, stocks have offered greater potential for long-term gains; therefore, the Fund overweights Accessor's four equity funds while still retaining a portion of its assets in the four fixed-income funds. A limited amount of its assets may also be invested in the Accessor U.S. Government Money Fund. The increased exposure to equities may increase the potential long-term returns of the Fund as well as the short-term volatility associated with equity investments. While the Fund tends to assume more risk and is designed for growth-oriented investors, the slight allocation in bonds is intended to buffer the downturns in the stock markets. Since these periodic downturns are unpredictable, Fund investors should have a long-term investment horizon.

~ 2002 Overview

The Fund struggled in 2002, returning -15.50% for the year. The Fund was invested primarily in equities, with its fixed-income holdings being mostly high yield bonds. Neither asset class performed well in 2002. Performance throughout the year is as follows:

~ First Quarter

Positive news about the economy competed with the fallout of the Enron collapse, pulling the market in opposite directions. Release after release of economic indicators appeared higher than consensus estimates. On the downside, rumors about "the next Enron" swept through the markets mid-quarter, dampening market performance. The Fund was helped by its exposure to small and mid-cap stocks and high yield bonds as the Accessor Small to Mid Cap Fund and High Yield Bond Fund returned 3.68% and 1.96%, respectively. On the downside, the large cap exposure in the Accessor Growth Fund and the Accessor Value Fund contributed to underperformance.

~ Second Quarter

The trends present in the first quarter persisted in the second quarter. Again, leading indicators continued to point to an economic recovery, as manufacturing and housing gained steam and unemployment leveled off. However, the cloud of distrust hanging over corporate America spread from Enron and Arthur Anderson to other well-known names like Merrill Lynch, Tyco, and WorldCom. Investors looking for growth got the opposite during the second quarter, as the majority of the capital-appreciation asset classes lost money for the quarter. Roughly 80% of the Fund's holdings cover equity and an additional 12% cover high-yield bonds. As a result, the Fund returned -7.71% for the quarter. Exposure to foreign markets helped as the Accessor International Fund returned 0.26%. Five of the seven funds held by the Fund outperformed their benchmarks. The 8% "cushion" in investment-grade fixed-income funds benefited the performance of the Fund as they all posted positive returns.

~ Third Quarter

The S&P 500 Index had its worst quarter since the 1987 crash. Investors seemed close to the capitulation point, dealing with the possibility of armed conflict with Iraq, continued fallout regarding the rash of scandals, faltering corporate earnings, and the one-year anniversary of the September 11 terrorist attacks. Once again bonds outperformed stocks, but the Fund's 80% equity exposure contributed to a -13.70% return. Each of the equity funds in the Fund had double-digit losses for the quarter, with the International Equity Fund posting a -20.83% return. The fixed-income exposure helped pare losses. The Accessor High Yield Bond Fund, returned -2.45% for the quarter. The other fixed-income funds in the portfolio did much better with the Accessor Intermediate Fixed-Income Fund and the Accessor Short-Intermediate Fixed-Income Fund returning 5.11% and 2.24%, respectively.

~ Fourth Quarter

Markets had a strong rebound in October and November. Economic figures were strong and many companies beat earnings estimates, leading some investors to believe the third quarter sell-off was an overreaction. Major equity market indices had double-digit gains during that two-month period, before giving back a portion of those gains in December. Even with a weak December, the fourth quarter was strong for equities. The four Accessor equity funds and the Accessor High Yield Bond Fund made up the majority of the Fund's holdings, and were responsible for the quarterly return of 6.14%. The Accessor Value Fund's 9.07% return was the best-performing portion for the quarter. The Accessor Mortgage Securities Fund returned 1.27% and the Accessor Short-Intermediate Fixed-Income Fund returned 1.32%, trailing the equity funds and the Accessor High Yield Bond Fund.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 28

                   GROWTH ALLOCATION FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
    ACCESSOR GROWTH ALLOCATION FUND VS. UNMANAGED INDICES AND COMPOSITE INDEX
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -15.50%
SINCE INCEPTION(2) ................................................   -13.55%(3)

--------------------------------------------------------------------------------
                 INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -15.91%
SINCE INCEPTION(2) ................................................   -13.97%(3)

(1) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.

(2) Since inception rate of return assumes initial investment on the inception date, December 27, 2000.Comparison with various indices assumes initial investment on December 31, 2000.

(3)  Annualized.

(4) The Composite Index is made up of 20% Lehman Brothers Aggregate Bond Index and 80% MSCI AC World Index Free.

The Lehman Brothers Aggregate Bond Index is an unmanaged index which represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Free is an unmanaged index which represents 49 of the world's developed and emerging equity markets.


                                   accessor 29

                   ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND

The Accessor Aggressive Growth Allocation Fund ("Fund") seeks high potential capital appreciation. This Fund is designed for the more aggressive investor who is interested only in growth of capital, not income generation and who realizes that in order to maximize growth, they must be willing to take risks. The Fund currently targets a full investment in the domestic and international equity markets by investing in Accessor's four equity funds. A limited amount may also be invested in the Accessor U.S. Government Money Fund for liquidity. While the Fund's equity holdings are well-diversified, there is no bond allocation. This concentration in equity has historically proven to be extremely volatile in the short-term. Investors should be willing to invest for longer periods of time in order to achieve their investment goals.

~ 2002 Overview

As an all-equity fund, the Fund underperformed in 2002. With equity markets down worldwide, there were few opportunities for positive returns. The Fund returned -20.02% for the year. Performance throughout the year was as follows:

~ First Quarter

Positive news about the economy competed with the fallout of the Enron collapse, pulling the market in opposite directions. Release after release of economic indicators appeared higher than consensus estimates. On the downside, rumors about "the next Enron" swept through the markets mid-quarter, dampening market performance. The Fund posted mixed results during the first quarter of 2002, and finished with a -0.24% return. The Fund's performance benefited from a weighting in the Accessor Small to Mid Cap Fund, which returned 3.68%. Historically, small and mid cap stocks have performed well as the economy pulls out of a recession, and early 2002 seemed to be no exception to the rule. The Fund's holdings in the Accessor Value Fund and the Accessor International Equity Fund contributed to its underperformance.

~ Second Quarter

The trends present in the first quarter persisted in the second quarter. Again, leading indicators continued to point to an economic recovery, as manufacturing and housing gained steam and unemployment leveled off. However, the cloud of distrust hanging over corporate America spread from Enron and Arthur Anderson to other well-known names like Merrill Lynch, Tyco, and WorldCom. The Fund's all-equity approach produced a negative return of -9.34% for the quarter. The exposure to foreign markets benefited the Fund. The Accessor International Equity Fund returned 0.26%. However, all three U.S.-based stock funds had negative returns, ranging from -5.80% for the Accessor Small to Mid Cap Fund to -14.76% for the Accessor Growth Fund. Three out of the four equity funds held by the Fund outperformed their target benchmarks.

~ Third Quarter

The S&P 500 Index had its worst quarter since the 1987 crash. Investors seemed close to the capitulation point, dealing with the possibility of armed conflict with Iraq, continued fallout regarding the rash of scandals, faltering corporate earnings, and the one-year anniversary of the September 11 terrorist attacks. The Fund returned -16.97% for the quarter. The Fund's international exposure was the primary contributor as the Accessor International Equity Fund returned -20.83%. The three domestic equity funds in the portfolio, the Accessor Growth, Value and Small to Mid Cap Funds returned -13.50%, -17.76% and -16.13%, respectively. Two of the four equity funds held by the Fund outperformed their target benchmarks over the quarter. The Value Fund was the strongest performer, beating its benchmark by 2.70% percentage points.

~ Fourth Quarter

Markets had a strong rebound in October and November. Economic figures were strong and many companies beat earnings estimates, leading some investors to believe the third quarter sell-off was an overreaction. Major equity market indices had double-digit gains during that two-month period, before giving back a portion of those gains in December. Even with a weak December, the fourth quarter was strong for equities. The Fund returned 6.51% for the quarter. During the fourth quarter large cap stocks rallied, after trailing small/mid cap stocks and international stocks for most of 2002. All four Accessor equity fund holdings had positive returns during the fourth quarter, with the Accessor Value Fund's 9.07% return leading the way. Of the equity funds, the Accessor Small to Mid Cap Fund was the laggard with a 4.13% return.

ALL PERFORMANCE SHOWN ABOVE REFLECTS PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES. OTHER FUND CLASS SHARES ARE SUBJECT TO HIGHER EXPENSES AND, THEREFORE, THEIR PERFORMANCE WOULD BE LOWER.


                                   accessor 30

              AGGRESSIVE GROWTH ALLOCATION FUND PERFORMANCE SUMMARY

Performance data quoted is historical and assumes reinvestment of all dividends and capital gains. Performance in the graph is for the Advisor Class Shares only. Investor Class Shares have higher expenses which will cause performance to be lower than Advisor Class Shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not predictive of future results, and the returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                    GROWTH OF $10,000 - ADVISOR CLASS SHARES
        ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND VS. UNMANAGED MSCI AC
                                WORLD INDEX FREE
--------------------------------------------------------------------------------

                               [PLOT POINTS CHART]

--------------------------------------------------------------------------------
                  ADVISOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -20.02%
SINCE INCEPTION(2) ................................................   -17.79%(3)

--------------------------------------------------------------------------------
                  INVESTOR CLASS AVERAGE ANNUAL TOTAL RETURN(1)
                             PERIODS ENDED 12/31/02
--------------------------------------------------------------------------------

ONE YEAR ..........................................................   -20.41%
SINCE INCEPTION(2) ................................................   -18.21%(3)

(1) Performance results reflect expense subsidies and waivers currently in effect for the Allocation Funds. Without these, the results would have been less favorable.

(2) Since inception rate of return assumes initial investment on the inception date, December 27, 2000. Comparison with the MSCI AC World Index Free assumes initial investment on December 31, 2000.

(3)  Annualized.

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Free is an unmanaged index which represents 49 of the world's developed and emerging equity markets.


                                   accessor 31

                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

COMMON STOCK (95.9%)

Aerospace & Defense (0.9%)
   GENERAL DYNAMICS                                           4,900   $  388,913
   ROCKWELL COLLINS                                          22,700      528,002
                                                                      ----------
                                                                         916,915
Banks (1.2%)
   BANK OF AMERICA                                            8,700      605,259
   WASHINGTON MUTUAL                                         18,000      621,540
                                                                      ----------
                                                                       1,226,799
Beverages (5.3%)
   ANHEUSER BUSCH                                            39,900    1,931,160
   COCA COLA                                                 46,600    2,042,012
   PEPSICO                                                   33,200    1,401,704
                                                                      ----------
                                                                       5,374,876
Biotechnology (2.1%)
   AMGEN*                                                    33,200    1,604,888
   CHIRON*                                                   14,000      526,400
                                                                      ----------
                                                                       2,131,288
Commercial Services & Supplies (2.6%)
   APOLLO GROUP*                                             17,200      756,800
   DELUXE                                                     5,500      231,550
   FIRST DATA                                                37,300    1,320,793
   MOODY'S                                                    8,300      342,707
                                                                      ----------
                                                                       2,651,850
Communications Equipment (2.9%)
   CISCO SYSTEMS*                                           145,900    1,911,290
   QUALCOMM*                                                 27,400      997,086
                                                                      ----------
                                                                       2,908,376
Computers& Peripherals (5.0%)
   DELL COMPUTER*                                            83,100    2,222,094
   INTERNATIONAL BUSINESS MACHINES                           26,869    2,082,348
   LEXMARK GROUP*                                            13,500      816,750
                                                                      ----------
                                                                       5,121,192
Containers & Packaging (0.6%)
   PACTIV*                                                   29,800      651,428
                                                                      ----------
                                                                         651,428
Diversified Financials (3.7%)
   CAPITAL ONE FINANCIAL                                     16,500      490,380
   COUNTRYWIDE FINANCIAL                                     11,400      588,810
   FANNIE MAE                                                22,000    1,415,260
   MBNA                                                      63,100    1,200,162
                                                                      ----------
                                                                       3,694,612
Diversified Telecommunication Services (2.5%)
   ALLTEL                                                     8,500      433,500
   SPRINT - FON GROUP                                        36,800      532,864
   VERIZON COMMUNICATIONS                                    41,200    1,596,500
                                                                      ----------
                                                                       2,562,864
Food & Drug Retailing (1.4%)
   CVS                                                       24,700      616,759
   SYSCO                                                     25,500      759,645
                                                                      ----------
                                                                       1,376,404

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 32

                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Food Products (2.1%)
   HERSHEY FOODS                                              8,300   $  559,752
   SARA LEE                                                  40,300      907,153
   WRIGLEY (W.M.) JR.                                        11,300      620,144
                                                                      ----------
                                                                       2,087,049
Health Care Equipment & Supplies (2.7%)
   BECTON, DICKINSON AND COMPANY                             23,400      718,146
   C.R. BARD                                                  5,700      330,600
   GUIDANT*                                                  19,300      595,405
   MEDTRONIC                                                 11,400      519,840
   ZIMMER HOLDINGS*                                          14,250      591,660
                                                                      ----------
                                                                       2,755,651
Health Care Providers& Services (2.0%)
   CARDINAL HEALTH                                            9,900      585,981
   HCA                                                       15,100      626,650
   OXFORD HEALTH PLANS*                                      14,200      517,590
   UNITEDHEALTH GROUP                                         3,800      317,300
                                                                      ----------
                                                                       2,047,521
Hotels Restaurants & Leisure (0.6%)
   WENDY'S                                                   12,000      324,840
   YUM! BRANDS*                                              10,800      261,576
                                                                      ----------
                                                                         586,416
Household Durables (0.1%)
   FORTUNE BRANDS                                             2,800      130,228
                                                                      ----------
                                                                         130,228
Household Products (4.6%)
   CLOROX                                                    15,200      627,000
   PROCTER & GAMBLE                                          47,000    4,039,179
                                                                      ----------
                                                                       4,666,179
Industrial Conglomerates (6.9%)
   GENERAL ELECTRIC                                         214,300    5,218,205
   MINNESOTA MINING & MANUFACTURING                          13,700    1,689,210
                                                                      ----------
                                                                       6,907,415
Insurance (0.7%)
   METLIFE                                                   24,700      667,888
                                                                      ----------
                                                                         667,888
Leisure Equipment & Products (0.5%)
   MATTEL                                                    27,500      526,625
                                                                      ----------
                                                                         526,625
Media (0.9%)
   MCGRAW HILL                                                8,200      495,608
   VIACOM*                                                   10,500      427,980
                                                                      ----------
                                                                         923,588
Multiline Retail (5.8%)
   FAMILY DOLLAR STORES                                      18,800      586,748
   KOHL'S*                                                    8,300      464,385
   TARGET                                                    11,700      351,000
   WAL-MART STORES                                           87,800    4,434,778
                                                                      ----------
                                                                       5,836,911
Personal Products (0.6%)
   AVON PRODUCTS                                             10,700      576,409
                                                                      ----------
                                                                         576,409

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 33

                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                 SHARES      VALUE
--------------------------------------------------------------------------------

Pharmaceuticals (19.0%)
   ABBOTT LABORATORIES                                      30,400   $ 1,216,000
   ALLERGAN                                                  3,500       201,670
   BRISTOL-MYERS SQUIBB                                     20,500       474,575
   FOREST LABRATORIES*                                       9,300       913,446
   JOHNSON & JOHNSON                                        86,000     4,619,060
   MERCK                                                    69,500     3,934,395
   PFIZER                                                  178,600     5,459,802
   PHARMACIA                                                38,800     1,621,840
   SCHERING - PLOUGH                                        11,400       253,080
   WYETH                                                    13,800       516,120
                                                                     -----------
                                                                      19,209,988
Road & Rail (1.5%)
   RYDER SYSTEMS                                            15,300       343,332
   UNION PACIFIC                                            19,200     1,149,504
                                                                     -----------
                                                                       1,492,836
Semiconductor Equipment & Products (4.4%)
   INTEL                                                   162,400     2,528,568
   KLA-TENCOR*                                              18,100       640,197
   LINEAR TECHNOLOGY                                        14,100       362,652
   MICROCHIP TECHNOLOGY                                      9,350       228,608
   QLOGIC*                                                  11,600       400,316
   XILINX*                                                  13,900       286,340
                                                                     -----------
                                                                       4,446,681
Software (9.3%)
   ELECTRONIC ARTS*                                          5,700       283,689
   MICROSOFT*                                              129,100     6,674,470
   ORACLE*                                                 159,600     1,723,680
   SYMANTEC*                                                16,000       647,200
                                                                     -----------
                                                                       9,329,039
Specialty Retail (3.6%)
   AUTOZONE*                                                 7,500       529,875
   BED BATH & BEYOND*                                       16,400       566,292
   LIMITED                                                  43,000       598,990
   LOWE'S COMPANIES                                         33,400     1,252,500
   TJX COMPANIES                                            32,900       642,208
                                                                     -----------
                                                                       3,589,865
Tobacco (2.1%)
   PHILIP MORRIS                                            52,600     2,131,878
                                                                     -----------
                                                                       2,131,878
Wireless Telecommunication Services (0.3%)
   AT&T WIRELESS SERVICES*                                  47,000       265,550
                                                                     -----------
                                                                         265,550

TOTAL COMMON STOCK (IDENTIFIED COST $105,173,589)                     96,794,321
                                                                     -----------

INVESTMENT COMPANIES (2.5%)

   SPDR TRUST (SERIES 1)                                    28,000     2,472,120
                                                                     -----------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $2,459,786)                2,472,120
                                                                     -----------

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 34

                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------
                                                     INTEREST   MATURITY   PRINCIPAL
SHORT-TERM INVESTMENTS (3.2%)                          RATE       DATE       AMOUNT        VALUE
----------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT                  0.800%     1/2/2003   $3,195,709   $  3,195,709
                                                                                        ------------
   DATED 12/31/02 (Repurchase value $3,195,801,
   collateralized by $3,113,517 FNMA Pool# 252386,
   4-1-19, market value $3,291,580)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED
   COST $3,195,709)                                                                        3,195,709
                                                                                        ------------

TOTAL INVESTMENTS (101.6%) (IDENTIFIED COST
   $110,829,084)(1)                                                                      102,462,150
TOTAL LIABILITIES LESS ASSETS (-1.6%)                                                     (1,593,661)

                                                                                        ------------

TOTAL NET ASSETS (100.0%)                                                               $100,868,489
                                                                                        ============

----------------------------------------------------------------------------------------------------

*    Non-income producing security.

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 35

                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

COMMON STOCK (98.0%)

Aerospace & Defense (1.7%)
   UNITED TECHNOLOGIES                                       20,300    1,257,382
                                                                      ----------
                                                                       1,257,382
Air Freight & Logistics(1.0%)
   FEDEX                                                     14,300      775,346
                                                                      ----------
                                                                         775,346
Auto Components (1.2%)
   DELPHI                                                    29,500      237,475
   JOHNSON CONTROLS                                           2,800      224,476
   LEAR*                                                     12,300      409,344
                                                                      ----------
                                                                         871,295
Banks (14.0%)
   BANK OF AMERICA                                           34,500    2,400,165
   BANK ONE                                                  23,300      851,615
   GOLDEN WEST FINANCIAL                                     17,700    1,271,037
   HIBERNIA                                                  21,100      405,964
   KEY                                                       37,900      952,806
   NATIONAL CITY                                             20,400      557,328
   US BANCORP                                                26,700      566,574
   UNIONBANCAL                                               22,400      879,648
   WACHOVIA                                                  26,400      962,016
   WELLS FARGO                                               36,500    1,710,755
                                                                      ----------
                                                                      10,557,908
Beverages (0.3%)
   CONSTELLATION BRANDS CLASS A*                              9,000      213,390
                                                                      ----------
                                                                         213,390
Biotechnology (1.0%)
   GENZYME*                                                  24,600      727,422
                                                                      ----------
                                                                         727,422
Building Products (0.8%)
   MASCO                                                     26,900      566,245
                                                                      ----------
                                                                         566,245
Chemicals (3.8%)
   E.I. DU PONT DE NEMOURS                                   43,100    1,827,440
   ENGELHARD                                                 28,800      643,680
   MONSANTO                                                  18,800      361,900
                                                                      ----------
                                                                       2,833,020
Commercial Services & Supplies (0.8%)
   CENDANT*                                                  21,600      226,368
   EQUIFAX                                                   16,700      386,438
                                                                      ----------
                                                                         612,806
Communications Equipment (0.5%)
   LUCENT TECHNOLOGIES*                                     316,800      399,168
                                                                      ----------
                                                                         399,168
Computers & Peripherals (3.1%)
   EMC*                                                      44,100      270,774
   HEWLETT-PACKARD                                          108,752    1,887,935
   STORAGE TECHNOLOGY*                                        6,800      145,656
                                                                      ----------
                                                                       2,304,365

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 36

                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Construction & Engineering (0.9%)
   FLUOR                                                     24,400   $  683,200
                                                                      ----------
                                                                         683,200
Containers & Packaging (0.5%)
   PACTIV*                                                   16,500      360,690
                                                                      ----------
                                                                         360,690
Diversified Financials (12.2%)
   CAPITAL ONE FINANCIAL                                     22,100      656,812
   CITIGROUP                                                117,787    4,144,925
   FEDERAL HOME LOAN MORTGAGE                                22,700    1,340,435
   MBNA                                                      21,000      399,420
   MERRILL LYNCH                                             45,400    1,722,930
   MORGAN STANLEY                                            12,400      495,008
   PROVIDIAN FINANCIAL GROUP*                                59,600      386,804
                                                                      ----------
                                                                       9,146,334
Diversified Telecommunication Services (5.5%)
   AT&T                                                      23,600      616,196
   BELLSOUTH                                                 28,700      742,469
   QWEST COMMUNICATIONS*                                    169,100      845,500
   SBC COMMUNICATIONS                                        42,600    1,154,886
   SPRINT - FON GROUP                                        55,800      807,984
                                                                      ----------
                                                                       4,167,035
Electric Utilities (3.8%)
   ALLEGHENY ENERGY                                          22,600      170,856
   CMS ENERGY                                                44,200      417,248
   ENTERGY                                                    8,300      378,397
   EXELON                                                    26,000    1,372,020
   FPL GROUP                                                  3,600      216,468
   PINNACLE WEST CAPITAL                                     10,000      340,900
                                                                      ----------
                                                                       2,895,889
Electrical Equipment (0.5%)
   SPX *                                                      9,700      363,265
                                                                      ----------
                                                                         363,265
Food & Drug Retailing (0.5%)
   CVS                                                       16,300      407,011
                                                                      ----------
                                                                         407,011
Food Products (0.6%)
   SARA LEE                                                  19,000      427,690
                                                                      ----------
                                                                         427,690
Gas Utilities (0.9%)
   NICOR                                                     20,400      694,212
                                                                      ----------
                                                                         694,212
Health Care Providers & Services (1.0%)
   MCKESSON                                                  15,800      427,074
   WELLPOINT HEALTH NETWORKS*                                 4,100      291,756
                                                                      ----------
                                                                         718,830
Health Care Equipment & Supplies (0.4%)
   BECTON DICKINSON                                           9,400      288,486
                                                                      ----------
                                                                         288,486
Hotels Restaurants & Leisure (2.1%)
   CARNIVAL                                                  30,200      753,490
   MGM MIRAGE*                                               15,100      497,847

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 37

                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Hotels Restaurants & Leisure - continued
   ROYAL CARIBBEAN CRUISES                                   21,800   $  364,060
                                                                      ----------
                                                                       1,615,397
Industrial Conglomerates (0.6%)
   TYCO                                                      26,800      457,744
                                                                      ----------
                                                                         457,744
Industrial Machinery (0.5%)
   ITT INDUSTRIES                                             6,500      394,485
                                                                      ----------
                                                                         394,485
Insurance (9.6%)
   AMBAC FINANCIAL GROUP                                     13,000      731,120
   AMERICAN INTERNATIONAL GROUP                              55,200    3,193,320
   HARTFORD FINANCIAL SERVICES GROUP                          9,300      422,499
   MBIA                                                      23,400    1,026,324
   MARSH & MCLENNAN                                           8,000      369,680
   ST. PAUL COMPANIES                                        14,600      497,130
   ACE                                                       32,400      950,616
                                                                      ----------
                                                                       7,190,689
Internet Software & Services (0.2%)
   VERISIGN*                                                 21,700      174,034
                                                                      ----------
                                                                         174,034
IT Consulting & Services (1.2%)
   COMPUTER SCIENCES*                                        17,300      595,985
   SUNGARD DATA SYSTEMS*                                     11,700      275,652
                                                                      ----------
                                                                         871,637
Leisure Equipment & Products (0.6%)
   EASTMAN KODAK                                             10,100      353,904
   MATTEL                                                     4,500       86,175
                                                                      ----------
                                                                         440,079
Machinery (1.2%)
   DEERE                                                      5,300      243,005
   INGERSOLL-RAND                                            15,000      645,900
                                                                      ----------
                                                                         888,905
Media (6.8%)
   AOL TIME WARNER*                                         112,300    1,471,130
   COMCAST*                                                  45,673    1,076,513
   COMCAST CLASS A*                                          48,200    1,088,838
   GANNETT                                                    9,000      646,200
   VIACOM*                                                   20,600      839,656
                                                                      ----------
                                                                       5,122,337
Metals & Mining (0.3%)
   FREEPORT-MCMORAN COPPER & GOLD*                           14,700      246,666
                                                                      ----------
                                                                         246,666
Multiline Retail (0.3%)
   DILLARD'S CLASS A                                         12,100      191,906
                                                                      ----------
                                                                         191,906
Oil& Gas (11.9%)
   ANADARKO PETROLEUM                                        14,000      670,600
   APACHE                                                     8,900      507,211
   BURLINGTON RESOURCES                                      22,400      955,360
   CHEVRONTEXACO                                             20,777    1,381,255
   CONOCOPHILLIPS                                            12,423      601,149
   EXXON MOBIL                                              102,076    3,566,535

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 38

                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                 SHARES      VALUE
--------------------------------------------------------------------------------

Oil & Gas - continued
   OCEAN ENERGY                                             25,100   $   501,247
   SUNOCO                                                   23,000       763,140
                                                                     -----------
                                                                       8,946,497
Pharmaceuticals (0.3%)
   KING PHARMACEUTICALS*                                    13,400       230,346
                                                                     -----------
                                                                         230,346
Road& Rail (2.1%)
   CSX                                                      27,400       775,694
   UNION PACIFIC                                            14,000       838,180
                                                                     -----------
                                                                       1,613,874
Semiconductor Equipment & Products (1.0%)
   MICRON TECHNOLOGY*                                       14,400       140,256
   NATIONAL SEMICONDUCTOR*                                  40,000       600,400
                                                                     -----------
                                                                         740,656
Software (0.6%)
   COMPUWARE*                                               94,900       455,520
                                                                     -----------
                                                                         455,520
Specialty Retail (2.4%)
   HOME DEPOT                                               64,400     1,543,024
   ROSS STORES                                               5,700       241,623
                                                                     -----------
                                                                       1,784,647
Textiles, Apparel & Luxury Goods (1.1%)
   NIKE CLASS B                                             19,100       849,377
                                                                     -----------
                                                                         849,377
Wireless Telecommunication Services (0.2%)
   AT&T WIRELESS SERVICES*                                  32,000       180,800
                                                                     -----------
                                                                         180,800

TOTAL COMMON STOCK (IDENTIFIED COST $84,202,465)                      73,666,585
                                                                     -----------

                                                       INTEREST   MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (1.8%)                            RATE       DATE        AMOUNT        VALUE
------------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%     1/2/2003   $1,265,493   $ 1,265,493
   DATED 12/31/02 (Repurchase value $1,265,549,
   collateralized by $1,248,718 FNMA Pool # 567713,
   8-1-29, market value $1,303,458)
   UNITED STATES TREASURY BILL(2)                                 2/20/2003      100,000        99,849
   UNITED STATES TREASURY BILL(2)                                 3/20/2003       10,000         9,976
                                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
   $1,375,301)                                                                               1,375,318
                                                                                           -----------

TOTAL INVESTMENTS (99.8%) (IDENTIFIED COST
   $85,577,766)(1)                                                                          75,041,903

TOTAL ASSETS LESS LIABILITIES (0.2%)                                                           160,132
                                                                                           -----------
TOTAL NET ASSETS (100.0%)                                                                  $75,202,035
                                                                                           ===========

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 39

                                   VALUE FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

OUTSTANDING FUTURES CONTRACTS

-------------------------------------------------------------------------------
                                                                   UNREALIZED
                                          UNITS PER   CURRENT     APPRECIATION/
TYPE             EXPIRATION   CONTRACTS   CONTRACT     VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------

S&P 500 FUTURE   03/21/2003       2          250      $439,450     $(18,166)

-------------------------------------------------------------------------------

*    Non-income producing security.

(1)  See Note 6 for important tax information.

(2) Security has been segregated as collateral to cover margin requirements for open futures contracts as of December 31, 2002.

Please see "Notes to Financial Statements" for further information.


                                   accessor 40

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                 SHARES      VALUE
--------------------------------------------------------------------------------

COMMON STOCK (99.7%)

Aerospace & Defense (0.7%)
   ALLIED RESEARCH*                                         12,300   $   227,550
   BE AEROSPACE*                                            26,200        95,368
   TRANSTECHNOLOGY*                                         10,500       110,040
   WORLD FUEL SERVICES                                      18,800       385,400
                                                                     -----------
                                                                         818,358
Air Freight & Logistics (1.2%)
   AIRBORNE                                                  9,300       137,919
   CNF                                                      15,500       515,220
   EGL*                                                     13,500       192,375
   EXPEDITORS INTERNATIONAL                                 14,300       466,895
                                                                     -----------
                                                                       1,312,409
Auto Components (0.9%)
   ARVINMERITOR                                             17,900       298,393
   BANDAG                                                    6,300       243,684
   LEAR*                                                     9,000       299,520
   SPARTAN MOTORS                                            8,000        91,040
   STATTEC SECURITY*                                         1,900        91,086
                                                                     -----------
                                                                       1,023,723
Automobiles (0.1%)
   COACHMEN INDUSTRIES                                       4,600        72,680
   WINNEBAGO INDUSTRIES                                      2,200        86,306
                                                                     -----------
                                                                         158,986
Banks (9.7%)
   ASTORIA FINANCIAL                                        19,000       515,850
   BANK UNITED*                                             26,400         2,640
   BANKATLANTIC BANCORP                                     45,000       425,250
   BANKNORTH GROUP                                           7,100       160,460
   CITY NATIONAL                                            15,100       664,249
   FIRSTMERIT CORPORATION                                   19,600       424,536
   FLAGSTAR BANCORP                                         20,050       433,080
   GOLD BANC CORPORATION                                    24,900       247,033
   GREATER BAY BANCORP                                      14,900       257,621
   GREENPOINT FINANCIAL                                     32,800     1,481,904
   HUDSON UNITED BANCORP                                    23,900       743,290
   M&T BANK                                                  7,500       595,125
   NEW YORK COMMUNITY BANCORP                                2,500        72,200
   NORTH FORK BANCORPORATION                                18,452       622,570
   PAB BANKSHARES                                            3,300        26,730
   PFF BANCORP                                               9,600       300,000
   PACIFIC CAP BANCORP                                      11,033       280,790
   POPULAR                                                  27,700       936,260
   PROVIDENT FINANCIAL GROUP                                17,600       458,128
   REPUBLIC BANCORP                                          6,200        69,874
   STATEN ISLAND BANCORP                                    24,200       487,388
   UMB FINANCIAL                                             8,925       341,479
   UNIONBANCAL                                              24,400       958,188
   UNITED NATIONAL BANCORP                                   2,373        54,698
   WESTCORP                                                  2,700        56,700
   WILLOW GROVE BANCORP                                     23,000       319,700
                                                                     -----------
                                                                      10,935,743

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 41

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Beverages (0.6%)
   CONSTELLATION BRANDS CLASS A*                             12,700   $  301,117
   PEPSIAMERICAS                                             29,500      396,185
                                                                      ----------
                                                                         697,302
Biotechnology (3.3%)
   ALBANY MOLECULAR RESEARCH*                                17,700      261,800
   BIO-TECHNOLOGY GENERAL*                                   43,600      139,564
   BIORELIANCE*                                               5,000      115,850
   CELL THERAPEUTICS*                                        10,600       77,062
   CEPHEID*                                                  20,500      104,509
   CHARLES RIVER LABORATORIES*                               12,300      473,304
   DIVERSA*                                                  23,800      215,390
   GENENCOR INTERNATIONAL*                                   16,700      163,326
   GENENTECH*                                                 8,700      288,492
   GILEAD SCIENCES*                                           8,000      272,000
   IDEC PHARMACEUTICALS*                                      5,200      172,484
   IMCLONE SYSTEMS*                                          15,000      159,315
   KOSAN BIOSCIENCES*                                        45,100      273,757
   LIPID SCIENCES*                                            1,500        1,845
   MAXYGEN*                                                  32,900      250,698
   MILLENNIUM PHARMACEUTICAL*                                18,400      146,096
   SEROLOGICALS*                                             13,000      143,000
   TANOX BIOSYSTEMS*                                         11,200      101,360
   TECHNE*                                                    7,500      214,260
   TELIK*                                                    13,300      155,078
                                                                      ----------
                                                                       3,729,190
Building Products (0.7%)
   NORTEK HOLDINGS*                                           1,100       50,325
   USG*                                                      81,100      685,295
                                                                      ----------
                                                                         735,620
Chemicals (1.0%)
   A. SCHULMAN                                                6,500      120,965
   AIRGAS*                                                   10,200      175,950
   ARCH CHEMICALS*                                            5,900      107,675
   CYTEC INDUSTRIES*                                          8,600      234,608
   LUBRIZOL*                                                 10,700      326,350
   POLYONE*                                                  17,700       69,384
   SYMYX TECHNOLOGIES*                                        8,800      110,792
                                                                      ----------
                                                                       1,145,724
Commercial Services & Supplies (5.7%)
   APOLLO GROUP CLASS A*                                      4,700      206,800
   BANTA                                                     14,300      447,161
   CENDANT*                                                   8,664       90,799
   CHECKFREE*                                                 6,500      104,006
   COINSTAR*                                                  3,800       86,070
   CONSOLIDATED GRAPHICS*                                     6,200      137,950
   CORPORATE EXECUTIVE BOARD*                                 3,300      105,336
   DST SYSTEMS*                                               9,400      334,170
   ESPEED*                                                   10,500      177,880
   G & K SERVICES                                             5,800      205,326
   GLOBAL PAYMENTS                                            9,780      313,058
   GP STRATEGIES                                              4,800       24,240
   JOHN H. HARLAND COMPANY                                    6,700      148,271

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 42

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Commercial Services & Supplies - continued
   IMAGISTICS INTERNATIONAL*                                  7,300   $  146,000
   INNOTRAC*                                                  3,600        8,064
   KFORCE*                                                   31,100      131,242
   KROLL*                                                     5,200       99,216
   LEARNING TREE INERNATIONAL*                               15,900      217,830
   MEMBERWORKS*                                               4,700       84,506
   NCO GROUP*                                                13,800      220,110
   NATIONAL SERVICES INDUSTRIES                              14,100      101,238
   PITTSTON BRINK'S GROUP                                    19,000      351,120
   PREPAID LEGAL SERVICES*                                    6,400      167,680
   RIGHT MANAGEMENT CONSULTANTS*                             27,900      369,675
   SERVICEMASTER                                             38,700      429,570
   SOURCECORP*                                               15,600      290,004
   TOTAL SYSTEM SERVICES                                     10,300      139,050
   UNITED STATIONERS*                                        13,100      377,293
   VIAD                                                      19,700      440,295
   VOLT INFORMATION SCIENCES*                                12,300      210,330
   WALLACE COMPUTER SERVICES                                 12,400      266,724
                                                                      ----------
                                                                       6,431,014
Communications Equipment (2.1%)
   ADTRAN*                                                   16,300      536,270
   AGERE SYSTEMS*                                            77,400      111,456
   AVOCENT*                                                   6,300      139,986
   COMARCO*                                                  20,800      179,920
   COMMUNICATIONS SYSTEMS                                     2,200       17,534
   EMULEX*                                                    5,000       92,750
   FOUNDRY NETWORKS*                                         16,700      117,568
   INTER-TEL                                                 16,200      338,742
   JUNIPER NETWORKS*                                         21,900      148,920
   NORSTAN*                                                   7,400       37,222
   NUCENTRIX BROADBAND NETWORKS*                              9,500       10,460
   PC-TEL*                                                   18,300      124,074
   PERFORMANCE TECHNOLOGIES*                                  6,600       21,516
   SILICON LABORATORIES*                                      7,900      150,732
   SYCAMORE NETWORKS*                                        64,600      186,694
   TELULAR*                                                  14,200       53,108
   TESSCO TECHNOLOGIES*                                       2,100       19,425
   UTSTARCOM*                                                 3,900       77,337
   WJ COMMUNICATIONS*                                        24,000       22,920
                                                                      ----------
                                                                       2,386,634
Computers & Peripherals (0.9%)
   DATALINK*                                                 10,100       39,097
   HUTCHINSON TECH*                                           6,200      128,340
   IMATION*                                                   3,800      133,304
   IOMEGA*                                                   12,700       99,695
   SANDISK CORPORATION*                                       4,700       95,410
   STORAGE TECHNOLOGY*                                       23,300      499,086
                                                                      ----------
                                                                         994,932
Construction & Engineering (0.0%)
   PERINI*                                                    4,900       21,756
                                                                      ----------
                                                                          21,756

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 43

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Construction Materials (0.3%)
   HUGHES SUPPLY                                              5,900   $  161,188
   US CONCRETE*                                              22,000      120,340
                                                                      ----------
                                                                         281,528
Containers & Packaging (0.8%)
   CARAUSTAR INDSTRIES*                                      12,000      113,760
   CROWN CORK & SEAL*                                        17,600      139,920
   JARDEN*                                                   10,300      245,861
   SMURFIT-STONE CONTAINER*                                  11,100      170,840
   SONOCO PRODUCTS                                            9,600      220,128
                                                                      ----------
                                                                         890,509
Distributors (0.2%)
   INGRAM MICRO*                                             19,800      244,530
                                                                      ----------
                                                                         244,530
Diversified Financials (2.5%)
   COMPUCREDIT*                                              39,100      276,437
   CREDIT ACCEPTANCE*                                         8,500       54,239
   E TRADE GROUP*                                            39,400      191,484
   A.G. EDWARDS                                              10,400      342,784
   FEDERATED INVESTORS                                       17,200      436,364
   FRIEDMAN BILLINGS RAMSEY GROUP*                            9,000       84,240
   INSTINET GROUP*                                           21,600       91,368
   KNIGHT TRADING GROUP*                                     36,000      172,440
   MICROFINANCIAL                                            10,500       15,540
   NEW CENTURY FINANCIAL                                     15,300      388,467
   OCWEN FINANCIAL*                                          18,500       51,800
   SEI INVESTMENTS                                           14,100      383,238
   STUDENT LOAN                                               1,900      185,820
   WFS FINANCIAL*                                             4,600       96,190
                                                                      ----------
                                                                       2,770,411
Diversified Telecommunication Services (0.9%)
   COX COMMUNICATIONS*                                       32,100      911,640
   LYNCH INTERACTIVE*                                         2,500       66,250
   SUREWEST COMMUNICATIONS                                    1,900       70,680
                                                                      ----------
                                                                       1,048,570
Electric Utilities(0.7%)
   ALLETE                                                    15,400      349,272
   CENTRAL VERMONT PUBLIC SERVICE                            14,300      261,404
   MGE ENERGY                                                 4,000      107,084
   UNITIL                                                     1,400       34,720
                                                                      ----------
                                                                         752,480
Electrical Equipment (2.3%)
   ARROW ELECTRONICS*                                        13,200      168,828
   AVNET*                                                     6,100       66,063
   AVX                                                       29,700      291,060
   BELDEN                                                    17,400      264,828
   ENERGY CONVERSION DEVICES*                                 6,300       61,746
   ENERGIZER HOLDINGS*                                       22,200      619,380
   LITTLEFUSE*                                                9,800      165,228
   NU HORIZONS ELECTRONIC*                                   10,000       57,800
   PENN ENGINEERING & MANUFACTURING                           5,900       62,835
   ROFIN-SINAR TECHNOLOGIES*                                  4,900       40,327
   SPX*                                                       6,000      224,700

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 44

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Electrical Equipment - continued
   TECH DATA*                                                 9,500   $  256,120
   TECHNITROL                                                11,200      180,768
   VISHAY INTERTECHNOLOGY*                                   10,800      120,744
                                                                      ----------
                                                                       2,580,427
Electronic Equipment & Instruments (0.5%)
   BENCHMARK ELECTRONICS*                                     5,100      146,166
   DIONEX*                                                   12,600      374,346
                                                                      ----------
                                                                         520,512
Energy Equipment & Services (1.8%)
   ENSCO INTERNATIONAL                                       15,783      464,809
   EVERGREEN SOLAR*                                          23,500       30,315
   GLOBALSANTEFE                                              4,400      107,008
   GULF ISLAND FABRICATION*                                  18,900      307,125
   KEY ENERGY SERVICES*                                      37,300      334,581
   NATCO GROUP*                                              21,100      132,508
   OIL STATES INTERNATIONAL*                                 20,000      258,000
   TETRA TECHNOLOGIES*                                       11,400      243,618
   VERITAS DGC*                                               8,900       70,310
   WEATHERFORD INTERNATIONAL LTD*                             1,300       51,909
                                                                      ----------
                                                                       2,000,183
Food & Drug Retailing (0.5%)
   FARMER BROTHERS                                              100       30,900
   LONG'S DRUG STORES                                         7,200      149,328
   NASH FINCH                                                11,200       86,576
   PERFORMANCE FOOD GROUP*                                    2,500       84,898
   RUDDICK                                                   18,000      246,420
                                                                      ----------
                                                                         598,122
Food Products (2.0%)
   CHIQUITA BRANDS INTERNATIONAL*                            14,900      197,574
   DEAN FOODS NEW*                                           15,202      563,994
   INTERSTATE BAKERIES                                        5,300       80,825
   MCCORMICK                                                 27,700      642,640
   SMITHFIELD FOODS*                                          8,600      170,624
   TYSON FOODS                                               46,600      522,852
   FRESH DEL MONTE PRODUCE                                    5,800      109,678
                                                                      ----------
                                                                       2,288,187
Gas Utilities (0.4%)
   EQUITABLE RESOURCES                                        4,900      171,696
   LACLEDE GROUP                                              4,100       99,220
   SEMCO ENERGY                                              21,100      128,710
                                                                      ----------
                                                                         399,626
Health Care Providers & Services (4.7%)
   AMEDISYS*                                                  7,200       43,488
   AMERICA SERVICE GROUP*                                     4,500       76,050
   ANTHEM*                                                    2,646      166,433
   CARRIAGE SERVICES*                                        41,900      166,762
   CENTENE*                                                  11,400      382,926
   CHRONIMED*                                                14,300       87,359
   COVENTRY HEALTH CARE*                                      6,800      197,404
   DAVITA*                                                    7,100      175,157
   FIRST HEALTH GROUP*                                       26,700      650,145
   GENTIVA HEALTH SERVICES*                                  12,700      111,887

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 45

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Health Care Providers & Services - continued
   HEALTHEXTRAS*                                             26,700   $  108,135
   HEALTH NET*                                               19,900      525,360
   IDX SYSTEMS*                                              15,100      257,153
   LABORATORY CORPORATION OF AMERICA HOLDINGS*                5,900      137,116
   MID ATLANTIC MECICAL SERVICES*                            13,600      440,640
   OXFORD HEALTH PLANS*                                      12,300      448,335
   PSS WORLD MEDICAL*                                        28,200      192,888
   PEDIATRIX MED GROUP*                                       7,300      292,438
   PRIME MEDICAL SERVICES*                                    5,800       50,286
   QUEST DIAGNOSTIC*                                          1,800      102,420
   RES-CARE*                                                 14,000       50,806
   HENRY SCHEIN*                                              9,100      409,500
   SIERRA HEALTH SERVICES*                                   15,000      180,150
   UNIVERSAL HEALTH SERVICES CLASS B*                         1,300       58,630
                                                                      ----------
                                                                       5,311,468
Health Care Equipment & Supplies (2.3%)
   ANGELICA                                                  10,000      206,500
   BECKMAN COULTER                                           10,200      301,104
   BIOSITE*                                                   3,600      122,472
   CANTEL MEDICAL*                                            6,400       81,024
   CLOSURE MEDICAL GROUP*                                     7,100       74,408
   COOPER COMPANIES                                          11,000      275,220
   DENTSPLY INTERNATIONAL                                     3,600      134,060
   FISHER SCIENTIFIC INTERNATIONAL*                           5,900      177,472
   HILLENBRAND INDUSTRIES                                     8,100      391,311
   IMMUCOR*                                                   6,150      124,538
   MENTOR                                                     1,900       73,150
   MERIDIAN MEDICAL TECHNOLOGIES*                             2,100       93,240
   STERIS*                                                    3,200       77,600
   VARIAN MEDICAL SYSTEMS*                                    5,700      282,720
   VITAL SIGNS                                                2,600       77,688
   WILSON GREATBATCH TECHNOLOGIES*                            2,800       81,760
                                                                      ----------
                                                                       2,574,267
Hotels Restaurants & Leisure (2.6%)
   ALLIANCE GAMING*                                          12,400      211,172
   ARGOSY GAMING*                                             4,600       87,078
   BRINKER INTERNATIONAL*                                     8,050      259,613
   CKE RESTAURANTS*                                          12,600       54,180
   CHECKERS DRIVE-IN RESTAURANT*                             30,600      191,556
   GTECH HOLDINGS*                                           20,200      562,772
   LONE STAR STEAKHOUSE                                      14,900      288,166
   MGM MIRAGE*                                               22,900      755,013
   MANDALAY RESORT GROUP*                                    17,900      547,919
                                                                      ----------
                                                                       2,957,469
Household Durables (2.2%)
   APPLICA*                                                   7,000       35,000
   CHAMPION ENTERPRISES*                                     28,100       80,085
   DEPARTMENT 56*                                            12,700      163,830
   FLEETWOOD ENTERPRISES*                                    23,900      187,615
   HARMAN INTERNATIONAL INDUSTRIES                            4,200      249,900
   LENNAR                                                     3,800      196,080
   MESTEK*                                                    1,400       25,102

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 46

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                 SHARES      VALUE
--------------------------------------------------------------------------------

Household Durables - continued
   MOHAWK INDUSTRIES*                                        7,500   $   427,125
   NVR*                                                      1,700       553,350
   ONEIDA                                                    7,100        78,313
   RYLAND GROUP                                              5,700       190,095
   TORO                                                      3,400       217,260
   YANKEE CANDLE*                                            3,300        52,800
                                                                     -----------
                                                                       2,456,555
Household Products (1.0%)
   CHURCH & DWIGHT                                          17,700       538,611
   CRAFTMADE INTERNATIONAL                                   2,800        43,120
   DIAL                                                     24,100       490,917
                                                                     -----------
                                                                       1,072,648
Industrial Conglomerates (0.1%)
   STANDEX INTERNATIONAL                                     3,100        73,904
                                                                     -----------
                                                                          73,904
Insurance (10.1%)
   ALLEGHANY*                                                  600       106,500
   AMERICAN FINANCIAL GROUP                                  9,100       209,937
   BERKSHIRE HATHAWAY CLASS A*                                  83     6,038,250
   BROWN & BROWN                                            10,500       339,360
   COTTON STATES LIFE INSURANCE                              1,300        12,402
   DONEGAL GROUP CLASS B                                       600         6,750
   FIDELITY NATIONAL FINANCIAL                              28,001       919,273
   FIRST AMERICAN FINANCIAL                                 13,500       299,700
   KANSAS CITY LIFE INSURANCE                                1,200        45,480
   LANDAMERICA FINANCIAL GROUP                               3,900       138,255
   NATIONWIDE FINANCIAL SERVICES                            21,100       604,515
   OLD REPUBLIC INTERNATIONAL                               37,900     1,061,200
   PMI GROUP                                                 8,600       258,344
   PENN TREATY AMERICAN*                                     9,200        18,308
   PROTECTIVE LIFE                                          24,700       679,744
   SCPIE HOLDINGS                                            6,700        44,153
   STANCORP FINANCIAL GROUP                                  5,400       263,790
   STEWART INFORMATION SERVICES*                             8,900       190,371
   ZENITH NATIONAL INSURANCE                                 5,000       117,600
                                                                     -----------
                                                                      11,353,932
Internet & Catalog Retail (0.6%)
   AMAZON.COM*                                              13,000       245,570
   SCHOOL SPECIALTY*                                         4,500        89,910
   USA INTERACTIVE INC*                                     14,000       320,040
                                                                     -----------
                                                                         655,520
Internet Software & Services (1.4%)
   AKAMAI TECHNOLOGIES*                                     35,000        60,550
   BEA SYSTEMS*                                             26,600       305,102
   EXPEDIA CLASS A*                                          1,100        73,623
   HOTELS.COM*                                               1,500        81,945
   I2 TECHNOLOGIES*                                         62,500        71,875
   NEOFORMA*                                                 9,200       109,940
   NETRATINGS*                                              16,200       116,624
   QRS*                                                     26,300       173,580
   QUOVADX*                                                 18,300        44,286
   REGISTER.COM*                                            58,000       261,000

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 47

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Internet Software & Services - continued
   UNITED ONLINE*                                            12,000   $  191,292
   WEBSENSE*                                                  5,600      119,622
                                                                      ----------
                                                                       1,609,439
IT Consulting & Services (1.4%)
   AFFILIATED COMPUTER SERVICES*                              4,600      242,190
   AMERICAN MANAGEMENT SYSTEMS*                              16,700      200,233
   BEARING POINT*                                            25,200      173,880
   COGNIZANT TECHNOLOGY SOLUTIONS*                            2,200      158,906
   COMPUTER PROGRAMS & SYSTEMS*                               2,200       54,472
   FORRESTER RESEARCH*                                        8,800      137,016
   GARTNER GROUP CLASS B*                                    19,000      179,550
   SAFENET*                                                   7,200      182,520
   SUNGARD DATA SYSTEMS*                                     10,100      237,956
                                                                      ----------
                                                                       1,566,723
Leisure Equipment & Products (0.2%)
   K2                                                         7,300       68,620
   NAUTILUS GROUP*                                            3,575       47,762
   RACING CHAMPIONS ERTL*                                     7,400      101,010
                                                                      ----------
                                                                         217,392
Machinery (3.0%)
   ACTUANT*                                                   6,800      315,860
   AGCO*                                                     16,900      373,490
   ALBANY INTERNATIONAL                                       7,000      144,620
   BARNES GROUP                                              13,700      278,795
   BRIGGS & STRATTON                                          5,100      216,597
   CLARCOR                                                    5,900      190,393
   MANITOWOC                                                 13,500      344,250
   MUELLER INDUSTRIES*                                       12,900      351,525
   NACCO INDUSTRIES                                           1,500       65,655
   PENTAIR                                                    8,200      283,310
   RELIANCE STEEL & ALUMINUM                                  5,700      118,788
   SPS TECHNOLOGIES*                                          7,500      178,125
   TECUMSEH PRODUCTS                                          7,200      317,736
   UNOVA*                                                    15,900       95,400
   WABASH NATIONAL*                                           9,100       76,258
                                                                      ----------
                                                                       3,350,802
Media (6.3%)
   ACME COMMUNICATIONS*                                      15,900      126,723
   CABLEVISION SYSTEMS*                                      14,300      239,382
   CADMUS COMMUNICATIONS                                      5,600       62,216
   COX RADIO*                                                 8,900      203,009
   ENTERCOM COMMUNICATIONS*                                   1,900       89,148
   FOX ENTERTAINMENT GROUP CLASS A*                           9,900      256,707
   GEMSTAR-TV GUIDE INTERNATIONAL*                           41,300      134,225
   GENERAL MOTORS CLASS H*                                   56,100      600,270
   HEARST-ARGYLE TELEVISION*                                 15,500      373,705
   LEE ENTERPRISES                                           16,400      549,728
   LIBERTY MEDIA CLASS A*                                   120,000    1,072,800
   METRO-GOLDWYN-MAYER*                                      31,800      413,400
   PANAMSAT*                                                 31,700      464,088
   PIXAR*                                                     5,100      270,249
   RADIO ONE*                                                 6,900      100,878

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 48

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Media - continued
   READERS DIGEST ASSOCIATION                                18,800   $  283,880
   REGAL ENTERTAINMENT GROUP CLASS A                          7,700      164,934
   REGENT COMMUNICATIONS*                                    14,300       84,513
   SCRIPPS HOWARD                                             6,800      523,260
   THE WASHINGTON POST COMPANY                                  800      590,400
   WESTWOOD ONE*                                              8,500      317,560
   YOUNG BROADCASTING*                                        8,700      114,579
                                                                      ----------
                                                                       7,035,654
Metals & Mining (0.3%)
   COMMERCIAL METALS                                          9,600      155,904
   MERIDIAN GOLD*                                             4,100       72,283
   RTI INTERNATIONAL METALS*                                  7,700       77,770
   STEEL TECHNOLOGIES                                         4,800       81,408
                                                                      ----------
                                                                         387,365
Multi-Utilities & Unregulated Power (1.4%)
   ENERGY EAST                                               59,500    1,314,355
   ONEOK                                                     14,900      286,080
                                                                      ----------
                                                                       1,600,435
Multiline Retail (0.5%)
   SAKS*                                                     21,400      251,236
   SHOPKO STORES*                                            20,800      258,960
                                                                      ----------
                                                                         510,196
Oil & Gas (2.8%)
   ENERGY PARTNERS*                                          18,400      196,880
   FRONTIER OIL                                               5,900      101,598
   HOLLY                                                     23,400      511,290
   THE HOUSTON EXPLORATION COMPANY*                           8,300      253,980
   KANEB SERVICES                                             6,800      124,780
   MCMORAN EXPLORATION*                                       6,800       34,680
   MURPHY OIL                                                 1,600       68,560
   NEWFIELD EXPORATION*                                       3,500      126,175
   PATINA OIL & GAS                                           6,300      199,395
   ULTRA PETROLEUM*                                          19,900      197,010
   VALERO ENERGY                                              3,786      139,855
   WESTPORT RESOURCES                                        21,900      455,520
   WILLIAMS ENERGY PARTNERS                                   3,300      107,085
   XTO ENERGY                                                24,200      597,740
                                                                      ----------
                                                                       3,114,548
Personal Products (0.4%)
   ELIZABETH ARDEN*                                           7,400      109,520
   THE FIRST YEARS                                            2,700       27,162
   NBTY*                                                     16,300      286,554
                                                                      ----------
                                                                         423,236
Pharmaceuticals (1.8%)
   ABLE LABORATORIES*                                        10,100      117,160
   ADOLOR*                                                    7,100       97,412
   BARR LABS*                                                 4,200      273,378
   PHARMACYCLICS*                                            19,000       67,830
   MEDICIS PHARMACEUTICAL*                                    2,200      109,274
   MYLAN LABS                                                12,700      443,230
   PAIN THERAPEUTICS*                                        22,700       54,253
   PERRIGO*                                                  33,400      405,810

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 49

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Pharmaceuticals - continued
   POZEN*                                                    22,500   $  115,875
   PRAECIS PHARMACEUTICALS*                                  44,900      145,925
   RIGEL PHARMACEUTICALS*                                    18,500       20,165
   3 DIMENSIONAL PHARMACEUTICALS*                            55,200      176,088
                                                                      ----------
                                                                       2,026,400
Real Estate (6.2%)
   AMERICAN MORTGAGE ACCEPTANCE                               6,700       94,403
   BOSTON PROPERTIES                                          7,500      276,450
   CAPITAL AUTOMOTIVE REIT                                   37,500      888,750
   CAPSTEAD MORTGAGE                                         13,700      337,705
   CORRECTIONS CORPORATION OF AMERICA*                       24,300      416,745
   CRESCENT REAL ESTATE EQUITIES                             18,200      302,848
   EQUITY INNS                                               22,900      137,858
   FELCOR LODGING                                             4,400       50,336
   GENERAL GROWTH PROPERTIES                                 16,400      852,800
   JONES LANG LASALLE*                                       15,100      232,238
   KILROY REALTY                                              3,500       80,675
   MACK-CALI REALTY                                           8,600      260,580
   MERISTAR HOSPITALITY                                      16,900      111,540
   MILLS                                                     17,100      501,714
   NATIONAL GOLF PROPERTIES*                                 28,600      336,050
   NEWHALL LAND & FAMING                                      3,000       86,250
   OMEGA HEALTHCARE INVESTORS*                               72,200      270,028
   PRENTISS PROPERTIES                                       14,500      410,060
   ROUSE                                                     24,200      767,140
   SIZELER PROPERTY INVESTORS                                27,500      255,475
   TANGER FACTORY OUTLET CENTER                               8,300      257,300
   TOWN & COUNTRY                                             3,900       82,290
                                                                      ----------
                                                                       7,009,235
Road & Rail (0.3%)
   CELADON GROUP*                                             6,900       81,206
   HUB GROUP*                                                 2,800       13,440
   US FREIGHTWAYS                                             7,200      207,000
                                                                      ----------
                                                                         301,646
Semiconductor Equipment& Products (1.7%)
   ARTISAN COMPONENTS*                                        9,500      146,585
   CREE*                                                      4,300       70,305
   FSI INTERNATIONAL*                                        15,800       71,100
   INTEGRATED CIRCUIT SYSTEMS*                                6,400      116,800
   INTEGRATED DEVICE TECHNOLOGY*                              5,400       45,198
   LATTICE SEMICONDUCTOR*                                    12,800      112,256
   MEMC ELECTRONIC MATERIALS*                                22,900      173,353
   RAMBUS*                                                   20,500      137,555
   SEMTECH*                                                  10,000      109,200
   SILICON IMAGE*                                            10,500       63,000
   SILICONIX*                                                11,200      262,080
   SKYWORKS SOLUTIONS*                                        9,000       77,580
   STANDARD MICROSYSTEMS*                                    10,100      196,647
   SUPERTEX*                                                 10,700      159,323
   VIRAGE LOGIC*                                             13,500      135,405
                                                                      ----------
                                                                       1,876,387

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 50

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

Software (2.8%)
   ACTIVISION*                                               11,400   $  166,326
   ANSOFT*                                                   10,300       63,345
   BOTTOMLINE TECHNOLOGIES*                                  16,500       99,660
   CADENCE DESIGN SYSTEMS*                                   18,900      222,831
   EMBARCADERO TECHNOLOGY*                                   10,600       63,282
   THE*                                                      13,200       63,888
   KRONOS*                                                    4,650      172,004
   MAPICS*                                                   32,800      227,960
   METASOLV*                                                 38,100       52,197
   NETWORKS ASSOCIATES*                                      10,300      165,727
   OPNET TECHNOLOGIES*                                       13,200      106,669
   RENAISSANCE LEARNING*                                      5,200       98,280
   REYNOLDS & REYNOLDS                                        6,800      173,196
   SYBASE*                                                    7,500      100,500
   SYMANTEC*                                                 11,600      469,220
   SYNOPSYS*                                                  3,500      161,525
   SYNPLICITY*                                               13,300       50,274
   TAKE-TWO INTERACTIVE SOFTWARE*                             3,300       77,517
   TRANSACTION SYSTEM ARCHITECTS*                            30,700      199,550
   ULTICOM*                                                  26,800      200,732
   VERITY*                                                   10,000      133,910
   WIND RIVER SYSTEMS*                                       19,400       79,540
                                                                      ----------
                                                                       3,148,133
Specialty Retail (3.4%)
   AUTONATION*                                               16,700      209,752
   BLOCKBUSTER CLASS A                                        4,600       56,350
   BORDERS GROUP                                              7,600      122,360
   CDW COMPUTER CENTERS*                                      5,500      241,175
   CLAIRE'S STORES                                            6,500      143,455
   DEB SHOPS                                                  2,900       64,409
   GYMBOREE*                                                 14,800      234,728
   LIMITED BRANDS                                             8,040      111,997
   OFFICEMAX*                                                56,900      284,500
   PAYLESS SHOESOURCE*                                        3,400      174,998
   PC CONNECTION*                                            18,700       94,809
   PEP BOYS MANNY MOE & JACK                                 11,600      134,560
   PETSMART*                                                 21,400      366,582
   RENT A CENTER*                                             8,200      409,590
   RENT WAY*                                                 23,200       81,200
   ROSS STORES                                               13,100      555,309
   STAGE STORES*                                              2,100       44,184
   UNITED RENTALS*                                            5,100       54,876
   WIEGHT WATCHERS INTERNATIONAL*                             2,400      110,328
   WILLIAMS SONOMA*                                           6,400      173,760
   ZALE*                                                      4,200      133,980
                                                                      ----------
                                                                       3,802,902
Textiles, Apparel & Luxury Goods (1.4%)
   COACH*                                                    14,900      490,508
   CULP*                                                      7,900       67,150
   KENNETH COLE PRODUCTIONS*                                  7,700      156,310
   KELLWOOD                                                   2,000       52,000
   OXFORD INDUSTRIES                                          3,800       97,470

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 51

                              SMALL TO MID CAP FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                SHARES       VALUE
--------------------------------------------------------------------------------

Textiles, Apparel & Luxury Goods - continued
   RUSSELL                                                 25,000   $    418,500
   TIMBERLAND*                                              1,500         53,415
   UNIFI*                                                  11,900         62,475
   WELLMAN                                                 12,900        174,021
                                                                    ------------
                                                                       1,571,849
Trading Companies & Distributors (0.1%)
   APPLIED INDUSTRIAL TECHNOLOGIES                          7,200        136,080
                                                                    ------------
                                                                         136,080
Water Utilities (0.1%)
   AMERICAN WATER WORKS                                     2,500        113,700
                                                                    ------------
                                                                         113,700
Wireless Telecommunication Services (0.8%)
   BOSTON COMMUNICATIONS GROUP*                            14,200        180,482
   LEVEL 3 COMMUNICATIONS*                                 58,100        284,690
   NEXTEL PARTNERS*                                        25,100        152,357
   WESTERN WIRELESS*                                       28,800        152,640
   WIRELESS FACILITIES*                                    18,200        109,382
                                                                    ------------
                                                                         879,551

TOTAL COMMON STOCK (IDENTIFIED COST $131,134,320)                    111,903,912
                                                                    ------------

TOTAL INVESTMENTS (99.7%)
   (IDENTIFIED COST $131,134,320)(1)                                 111,903,912
TOTAL ASSETS LESS LIABILITIES (0.3%)                                     385,055
                                                                    ------------
TOTAL NET ASSETS (100.0%)                                           $112,288,967
                                                                    ============

--------------------------------------------------------------------------------

*    Non-income producing security.

(1)  See Note 6 for important tax information.

Please see "Note to Financial Statements" for further information.


                                   accessor 52

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                  SHARES     VALUE
--------------------------------------------------------------------------------

COMMON STOCK (98.0%)

Australia (0.9%)
   NEWS CORPORATION                                          39,000   $  252,111
   WOODSIDE PETROLEUM                                        43,800      305,338
                                                                      ----------
                                                                         557,449
Belgium (1.9%)
   DEXIA                                                     58,500      726,243
   FORTIS                                                    24,200      423,089
                                                                      ----------
                                                                       1,149,332
Brazil (0.9%)
   CIA VALE DO RIO DOCE ADR                                  13,400      387,394
   UNIBANCO GDR                                              17,300      189,435
                                                                      ----------
                                                                         576,829
Finland (2.6%)
   NOKIA OYJ                                                100,800    1,602,560
                                                                      ----------
                                                                       1,602,560
France (12.4%)
   AVENTIS                                                   22,800    1,239,383
   AXA                                                       55,310      742,361
   BNP PARIBAS                                               20,950      853,675
   COMPAGNIE DE SAINT-GOBAIN                                 28,800      845,027
   DASSAULT SYSTEMS                                          20,031      431,762
   IMERYS                                                     4,750      600,152
   RENAULT*                                                   6,200      291,351
   TOTALFINAELF                                              18,189    2,597,814
                                                                      ----------
                                                                       7,601,525
Germany (8.0%)
   BAYER                                                     40,330      846,446
   BAYERISCHE MOTOREN WERKE                                  33,890    1,029,582
   DEUTSCHE BANK                                             24,000    1,105,648
   DEUTSCHE POST                                             33,300      349,800
   HEIDELBERGCEMENT                                          26,919      998,595
   SIEMENS                                                   13,800      586,510
                                                                      ----------
                                                                       4,916,581
Hong Kong (1.2%)
   CHEUNG KONG HOLDINGS                                      86,000      559,666
   MTR CORPORATION                                          209,000      221,103
                                                                      ----------
                                                                         780,769
Israel (0.1%)
   CHECK POINT SOFTWARE*                                      4,450       57,716
                                                                      ----------
                                                                          57,716
Italy (4.3%)
   ENI SPA                                                  167,500    2,662,984
                                                                      ----------
                                                                       2,662,984
Japan (17.0%)
   ACOM                                                       7,330      240,895
   CANON                                                     34,000    1,280,694
   CHUGAI PHARMACEUTICAL                                     39,900      379,936
   FUJI PHOTO FILM                                           23,000      750,063
   HIROSE ELECTRIC                                            4,400      335,923
   HONDA MOTOR                                               21,600      799,056
   HOYA                                                       8,900      623,233
   KANEKA                                                    45,000      240,794

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 53

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                                 SHARES      VALUE
--------------------------------------------------------------------------------
Japan - continued
   KAO                                                      13,000   $   285,371
   MURATA MANUFACTURING                                     12,300       481,967
   NAMCO                                                    17,100       286,465
   NINTENDO                                                  5,000       467,262
   NIKKO CORDIAL                                           139,000       468,526
   NIPPON TELEPHONE & TELEGRAPH                                120       435,831
   NTT DOCOMO                                                  224       413,382
   SONY                                                     19,400       810,854
   SUMITOMO                                                 76,000       326,620
   TAKEDA CHEMICAL INDUSTRIES                               15,200       635,308
   TAKEFUJI                                                  6,380       368,273
   TERUMO                                                   16,500       228,305
   YAMANOUCHI PHARMACEUTICAL                                20,300       588,455
                                                                     -----------
                                                                      10,447,213
Netherlands (4.7%)
   ABN AMRO                                                 54,500       891,056
   ING GROEP                                                55,262       935,990
   PHILIPS ELECTRONICS                                       4,000        70,100
   REED ELSEVIER                                            52,590       642,939
   WOLTERS KLUWER-CVA                                       22,100       384,983
                                                                     -----------
                                                                       2,925,068
Portugal (0.3%)
   BRISA AUTO                                               28,100       155,697
                                                                     -----------
                                                                         155,697
Singapore (0.8%)
   DBS GROUP HOLDINGS                                       78,578       498,333
                                                                     -----------
                                                                         498,333
South Korea (3.7%)
   KOOKMIN BANK-SPON ADR                                    15,900       562,065
   KT CORP ADR                                              21,100       454,705
   POSCO ADR                                                16,100       398,153
   SAMSUNG ELECTRONICS                                       2,500       661,861
   SK TELECOM                                                8,200       175,070
                                                                     -----------
                                                                       2,251,854
Spain (3.1%)
   ALTADIS                                                  46,620     1,063,586
   BANCO POPULAR ESPANOL                                    20,720       847,347
                                                                     -----------
                                                                       1,910,933
Sweden (1.3%)
   NORDEA                                                  182,710       805,213
                                                                     -----------
                                                                         805,213
Switzerland (7.9%)
   HOLCIM                                                    3,800       689,810
   NESTLE                                                    6,080     1,288,378
   NOVARTIS*                                                36,682     1,338,401
   ROCHE HOLDING -GENUSSCHEIN                               15,880     1,106,558
   ZURICH FINANCIAL SERVICES                                 4,300       401,171
                                                                     -----------
                                                                       4,824,318
Taiwan (0.7%)
   TAIWAN SEMICONDUCTOR ADR*                                22,000       155,100
   UNITED MICROELECTRONICS ADR*                             76,992       258,693
                                                                     -----------
                                                                         413,793

--------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 54

                            INTERNATIONAL EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------
DESCRIPTION                                               SHARES        VALUE
--------------------------------------------------------------------------------

United Kingdom (26.2%)
   ABBEY NATIONAL                                           25,510   $   212,735
   ALLIED DOMECQ                                            68,140       435,503
   AVIVA                                                   153,500     1,094,740
   BAE SYSTEMS                                             234,800       468,725
   BARCLAYS                                                159,970       991,512
   BG GROUP                                                249,720     1,077,425
   BRAMBLES INDUSTRIES                                      54,900       134,343
   BRITISH LAND COMPANY                                    101,500       738,590
   COMPASS GROUP                                            75,680       402,063
   GKN                                                      68,980       222,935
   GLAXOSMITHKLINE                                          99,010     1,900,003
   RECKITT BENCKISER                                        36,040       699,151
   RIO TINTO                                                27,400       546,980
   ROYAL BANK OF SCOTLAND GROUP                             14,700       352,143
   SCHRODERS                                               106,300       874,486
   SIX CONTINENTS                                           58,300       471,163
   TESCO                                                   397,040     1,240,038
   UNILEVER                                                 66,450       632,239
   VODAFONE GROUP                                        1,483,500     2,704,735
   WOLSELEY                                                106,200       891,616
                                                                     -----------
                                                                      16,091,125
United States (0.0%)
   GEN-PROBE*                                                    1            24
                                                                     -----------
                                                                              24

TOTAL COMMON STOCK (IDENTIFIED COST $71,178,176)                      60,229,316
                                                                     -----------

                                                          INTEREST   MATURITY   PRINCIPAL
SHORT-TERM INVESTMENTS (0.7%)                               RATE      DATE       AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT                        0.800%    1/2/2003    $427,838       427,838
   DATED 12/31/02 (Repurchase value $427,857,                                               -----------
   collateralized by $404,240 Freddie Mac
   Pool# D82317, 8-1-27, market value $440,673)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $427,838)                                         427,838
                                                                                            -----------

TOTAL INVESTMENTS (98.7%) (IDENTIFIED
   COST $71,606,014)(1)                                                                      60,657,154

TOTAL ASSETS LESS LIABILITIES (1.3%)                                                            783,833
                                                                                            -----------

TOTAL NET ASSETS (100.0%)                                                                   $61,440,987
                                                                                            ===========

-------------------------------------------------------------------------------------------------------

*    Non-income producing security.

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 55

                              HIGH YIELD BOND FUND
                            SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (92.2%)

Finance-Banking (2.6%)
   CHEVY CHASE BANK                                      9.250%   12/01/2008    $500,000   $  495,000
   SOVEREIGN BANCORP                                    10.250%   05/15/2004     500,000      526,250
   WESTERN FINANCIAL BANK                                9.625%   05/15/2012     500,000      485,000
                                                                                           ----------
                                                                                            1,506,250
Finance-Other (3.0%)
   AMERICREDIT                                           9.875%   04/15/2006     500,000      420,000
   FAIRFAX FINANCIAL HOLDINGS                            6.875%   04/15/2008     500,000      368,045
   FREMONT GENERAL                                       7.700%   03/17/2004     500,000      477,500
   LABRANCHE                                             9.500%   08/15/2004     500,000      527,500
                                                                                           ----------
                                                                                            1,793,045
Industrial-Automotive (2.3%)
   AMERICAN AXLE & MANUFACTURING                         9.750%   03/01/2009     500,000      536,250
   DURA OPERATING                                        9.000%   05/01/2009     500,000      455,000
   GOODYEAR TIRE & RUBBER                                6.375%   03/15/2008     500,000      372,293
                                                                                           ----------
                                                                                            1,363,543
Industrial-Basic (5.0%)
   IMC GLOBAL                                            6.875%   07/15/2007     500,000      462,500
   LONGVIEW FIBRE                                       10.000%   01/15/2009     500,000      525,000
   LYONDELL CHEMICAL                                     9.625%   05/01/2007     500,000      480,000
   P&L COAL HOLDINGS                                     9.625%   05/15/2008     500,000      528,125
   POTLATCH                                             10.000%   07/15/2011     500,000      547,500
   UCAR FINANCE                                         10.250%   02/15/2012     500,000      397,500
                                                                                           ----------
                                                                                            2,940,625
Industrial-Capital Goods (7.0%)
   AGCO                                                  9.500%   05/01/2008     500,000      540,000
   ALLIED WASTE                                         10.000%   08/01/2009     500,000      496,250
   BE AEROSPACE                                          8.000%   03/01/2008     500,000      367,500
   COLUMBUS MCKINNON                                     8.500%   04/01/2008     500,000      360,000
   INTERFACE                                             7.300%   04/01/2008     500,000      430,625
   JARDEN                                                9.750%   05/01/2012     500,000      510,000
   KAPPA BEHEER BV/1/                                   10.625%   07/15/2009     500,000      535,000
   KEY COMPONENTS                                       10.500%   06/01/2008     500,000      482,500
   RADNOR HOLDINGS                                      10.000%   12/01/2003     500,000      425,000
                                                                                           ----------
                                                                                            4,146,875
Industrial-Energy (5.4%)
   COMPAGNIE GENERALE DE GEOPHYSIQUE(1)                 10.625%   11/15/2007     500,000      440,000
   COMSTOCK RESOURCES                                   11.250%   05/01/2007     500,000      530,000
   RANGE RESOURCES (formerly Lomak Petroleum)(2)         6.000%   02/01/2007     500,000      395,000
   PARKER DRILLING(2)                                    5.500%   08/01/2004     500,000      461,875
   PETROLEUM GEO-SERVICES(1)                             6.625%   03/30/2008     200,000       58,000
   PLAINS EXPLORATION & PRODUCTION(3)                    8.750%   07/01/2012     500,000      520,000
   TRICO MARINE SERVICES                                 8.875%   05/15/2012     500,000      462,500
   WILLIAMS COMPANIES                                    7.125%   09/01/2011     500,000      327,500
                                                                                           ----------
                                                                                            3,194,875
Industrial-Entertainment (4.1%)
   AMC ENTERTAINMENT                                     9.500%   02/01/2011     500,000      492,500
   INTRAWEST(1)                                          9.750%   08/15/2008     500,000      510,000
   REGAL CINEMAS                                         9.375%   02/01/2012     500,000      532,500
   ROYAL CARIBBEAN CRUISES(1)                            6.750%   03/15/2008     500,000      437,500

-----------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 56

                              HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------
Industrial-Entertainment- continued
   SIX FLAGS                                             8.875%   02/01/2010    $500,000   $  470,000
                                                                                           ----------
                                                                                            2,442,500
Industrial-Gaming (5.3%)
   MANDALAY RESORT GROUP                                 9.250%   12/01/2005     500,000      522,500
   HERBST GAMING                                        10.750%   09/01/2008     500,000      522,500
   MOHEGAN TRIBAL GAMING                                 8.750%   01/01/2009     500,000      525,000
   PARK PLACE ENTERTAINMENT                              7.875%   03/15/2010     500,000      508,750
   STATION CASINOS                                       8.875%   12/01/2008     500,000      520,000
   VENETIAN CASINO RESORT(3)                            11.000%   06/15/2010     500,000      522,500
                                                                                           ----------
                                                                                            3,121,250
Industrial-Health Care (7.0%)
   AAIPHARMA                                            11.000%   04/01/2010     500,000      500,000
   AMERISOURCEBERGEN(3)                                  7.250%   11/15/2012     500,000      512,500
   ATHENA NEUROSCIENCES FINANCE                          7.250%   02/21/2008     500,000      272,500
   HCA                                                   6.300%   10/01/2012     500,000      504,271
   HEALTHSOUTH                                           7.000%   06/15/2008     500,000      410,000
   INSIGHT HEALTH SERVICES                               9.875%   11/01/2011     500,000      480,000
   SERVICE CORP INTERNATIONAL                            6.500%   03/15/2008     500,000      447,500
   TRIAD HOSPITALS                                       8.750%   05/01/2009     500,000      535,625
   UNIVERSAL HOSPITAL SERVICES                          10.250%   03/01/2008     500,000      473,750
                                                                                           ----------
                                                                                            4,136,146
Industrial-Media Cable (4.4%)
   CHARTER COMMUNICATIONS(4)                             0.000%   05/15/2011     500,000      125,000
   ECHOSTAR DBS                                          9.375%   02/01/2009     500,000      528,750
   INSIGHT MIDWEST                                       9.750%   10/01/2009     500,000      475,000
   MEDIACOM BROADBAND                                   11.000%   07/15/2013     500,000      507,500
   PANAMSAT(3)                                           8.500%   02/01/2012     500,000      477,500
   ROGERS COMMUNICATIONS(1)                              8.875%   07/15/2007     500,000      477,500
                                                                                           ----------
                                                                                            2,591,250
Industrial-Media-Non-Cable (8.9%)
   AMERICAN MEDIA OPERATION                             10.250%   05/01/2009     500,000      517,500
   CORUS ENTERTAINMENT(1)                                8.750%   03/01/2012     500,000      529,375
   DEX MEDIA EAST(3)                                    12.125%   11/15/2012     500,000      553,750
   ENRTRAVISION COMMUNICATIONS                           8.125%   03/15/2009     500,000      520,000
   HOLLINGER INTERNATIONAL PUBLISHING(3)                 9.000%   12/15/2010     500,000      504,375
   RH DONNELLEY FINANCIAL(3)                            10.875%   12/15/2012     500,000      545,000
   SALEM COMMUNICATIONS HOLDING                          9.000%   07/01/2011     500,000      524,375
   SINCLAIR BROADCAST GROUP                              8.000%   03/15/2012     500,000      521,250
   SPANISH BROADCASTING SYSTEMS                          9.625%   11/01/2009     500,000      517,500
   YOUNG BROADCASTING                                   10.000%   03/01/2011     500,000      498,750
                                                                                           ----------
                                                                                            5,231,875
Industrial-Other Consumer Cyclicals (8.4%)
   D R HORTON                                            8.500%   04/15/2012     500,000      502,500
   GUESS(4)                                              9.500%   08/15/2003     500,000      490,000
   HMH PROPERTIES                                        7.875%   08/01/2008     500,000      485,000
   JOHN Q HAMMONS HOTELS                                 8.875%   05/15/2012     500,000      502,500
   TOMMY HILFIGER USA                                    6.850%   06/01/2008     500,000      470,000
   LEVI STRAUSS                                          7.000%   11/01/2006     500,000      435,000
   M D C HOLDINGS                                        8.375%   02/01/2008     500,000      517,500
   RYLAND GROUP                                          8.250%   04/01/2008     500,000      512,500
   TROPICAL SPORTSWEAR INTERNATIONAL                    11.000%   06/15/2008     500,000      505,000

-----------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 57

                              HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE       AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------
Industrial-Other Consumer Cyclicals - continued
   FELCOR LODGING                                        9.500%   09/15/2008    $500,000   $  510,000
                                                                                           ----------
                                                                                            4,930,000
Industrial-Other Consumer Non-Cyclicals (10.5%)
   AMERICAN SEAFOOD GROUP                               10.125%   04/15/2010     500,000      510,000
   CARROLS                                               9.500%   12/01/2008     500,000      435,000
   CENTRAL GARDEN & PET                                  6.000%   11/15/2003     500,000      477,500
   CHIQUITA BRANDS INTERNATIONAL                        10.560%   03/15/2009     500,000      511,875
   DEAN FOODS                                            8.150%   08/01/2007     500,000      526,250
   DEL MONTE                                             9.250%   05/15/2011     500,000      520,625
   FLEMING COMPANIES                                    10.125%   04/01/2008     500,000      430,000
   HASBRO                                                6.150%   07/15/2008     500,000      480,000
   ICON HEALTH & FITNESS                                11.250%   04/01/2012     500,000      435,000
   PERKINS FAMILY RESTAURANTS                           10.125%   12/15/2007     500,000      435,000
   SALTON                                               10.750%   12/15/2005     500,000      485,625
   SBARRO                                               11.000%   09/15/2009     500,000      465,000
   TOM'S FOODS                                          10.500%   11/01/2004     500,000      460,000
                                                                                           ----------
                                                                                            6,171,875
Industrial-Retailers (3.7%)
   CSK AUTO                                             11.000%   11/01/2006     500,000      504,375
   HOLLYWOOD ENTERTAINMENT                               9.625%   03/15/2011     500,000      510,000
   LESLIE'S POOLMART                                    10.375%   07/15/2004     500,000      467,500
   NATIONAL VISON                                       12.000%   03/30/2009     475,917      260,564
   SAKS                                                  7.500%   12/01/2010     500,000      472,500
                                                                                           ----------
                                                                                            2,214,939
Industrial-Services (5.3%)
   COINMACH                                              9.000%   02/01/2010     500,000      524,375
   COMFORCE OPERATING                                   12.000%   12/01/2007     500,000      225,000
   IESI(3)                                              10.250%   06/15/2012     500,000      482,500
   IRON MOUNTAIN (formerly Pierce Leahy) (1)             8.125%   05/15/2008     500,000      511,250
   MASTEC                                                7.750%   02/01/2008     500,000      435,000
   TSI TELECOMMUNCATION SERVICES                        12.750%   02/01/2009     500,000      445,000
   UNITED RENTALS                                       10.750%   04/15/2008     500,000      497,500
                                                                                           ----------
                                                                                            3,120,625
Industrial-Technology (2.6%)
   FISHER SCIENTIFIC INTERNATIONAL                       9.000%   02/01/2008     500,000      521,250
   FLEXTRONICS INTERNATIONAL (1)                         8.750%   10/15/2007     500,000      513,750
   XEROX CAP EUROPE PLC                                  5.875%   05/15/2004     500,000      477,500
                                                                                           ----------
                                                                                            1,512,500
Industrial-Telecommunications-Wired (1.5%)
   LEVEL 3 COMMUNICATIONS (4)                            0.000%   03/15/2010     500,000      176,250
   TIME WARNER TELECOM                                   9.750%   07/15/2008     500,000      280,000
   QWEST COMMUNICATIONS INTERNATIONAL                    7.500%   11/01/2008     500,000      405,000
                                                                                           ----------
                                                                                              861,250
Industrial-Telecommunications-Wireless (2.3%)
   NEXTEL COMMUNICATIONS (4)                             0.000%   02/15/2008     500,000      457,500
   TELUS (1)                                             8.000%   06/01/2011     500,000      480,000
   TRITON PCS (4)                                        0.000%   05/01/2008     500,000      416,250
   US UNWIRED (4)                                        0.000%   11/01/2009     500,000       30,000
                                                                                           ----------
                                                                                            1,383,750

-----------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 58

                              HIGH YIELD BOND FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE       AMOUNT        VALUE
------------------------------------------------------------------------------------------------------
Industrial--Transportation (0.5%)
   NORTHWEST AIRLINES                                    9.875%   03/15/2007     500,000   $   320,000
                                                                                           -----------
                                                                                               320,000
Utilities (2.4%)
   AMERIGAS PARTNERS                                     8.875%   05/20/2011     500,000       520,000
   CALPINE                                               8.500%   02/15/2011     500,000       217,500
   SOUTHERN ENERGY (3)                                   7.900%   07/15/2009     500,000       165,000
   WESTERN GAS RESOURCES                                10.000%   06/15/2009     500,000       535,000
                                                                                           -----------
                                                                                             1,437,500

TOTAL CORPORATE BONDS (IDENTIFIED COST $55,903,352)                                         54,420,673
                                                                                           -----------

CONVERTIBLE PREFERRED STOCK (0.8%)                                              SHARES

   CSC HOLDINGS                                         11.125%     4/1/2008       5,000       467,500
                                                                                           -----------
TOTAL PREFERRED STOCK (IDENTIFIED COST $472,500)                                               467,500
                                                                                           -----------

                                                       INTEREST    MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (3.9%)                            RATE        DATE        AMOUNT
------------------------------------------------------------------------------------------------------

FIFTH THIRD REPURCHASE AGREEMENT                        0.800%    01/02/2003   $2,275,793  $ 2,275,793
   DATED 12/31/02 (Repurchase value $2,275,894,                                            -----------
   collateralized by $2,160,240 Freddie Mac ARM
   # C49417, 12-1-30, market value $2,344,067)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED
   COST $2,275,793)                                                                          2,275,793
                                                                                           -----------

TOTAL INVESTMENTS (96.9%) (IDENTIFIED COST
   $58,651,645) (5)                                                                         57,163,966
TOTAL ASSETS LESS LIABILITIES (3.1%)                                                         1,857,354
                                                                                           -----------
TOTAL NET ASSETS (100.0%)                                                                  $59,021,320
                                                                                           ===========

------------------------------------------------------------------------------------------------------

(1)  Security represents yankee bond.

(2)  Security represents a convertible bond.

(3)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

(4)  Security represents a step bond. Rate disclosed is as of December 31, 2002.

(5)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 59

                         INTERMEDIATE FIXED-INCOME FUND
                            SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

   COLLATERALIZED MORTGAGE SECURITIES CORP 1988         9.450%    02/01/2017   $  112,273   $  125,134
                                                                                            ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (IDENTIFIED COST $115,005)                                                                  125,134
                                                                                            ----------

CORPORATE BONDS (52.1%)

Finance-Banking (12.6%)
   ABN AMRO BANK                                        7.300%    12/01/2026      250,000      257,534
   BANKAMERICA                                          7.125%    03/01/2009      500,000      580,357
   CITIFINACIAL CREDIT (formerly Commercial Credit)     6.750%    07/01/2007    1,000,000    1,118,878
   COLONIAL BANK                                        9.375%    06/01/2011      250,000      273,558
   CRESTAR FINANCIAL                                    6.500%    01/15/2008      200,000      224,158
   GREENPOINT BANK                                      9.250%    10/01/2010    1,000,000    1,202,722
   HSBC BANK (formerly Midland Bank PLC)(3,5)           2.625%    09/29/2049      200,000      155,150
   NATIONSBANK                                          8.570%    11/15/2024    1,000,000    1,287,519
   REGIONS FINANCIAL                                    7.750%    09/15/2024    1,200,000    1,421,979
   SOUTHTRUST BANK                                      7.690%    05/15/2025      150,000      174,050
   STANDARD FEDERAL BANCORP                             7.750%    07/17/2006      600,000      672,725
                                                                                            ----------
                                                                                             7,368,630
Finance-Broker Related (Brokerage) (0.2%)
   GOLDMAN SACHS GROUP(1)                               6.500%    02/25/2009      100,000      109,628
                                                                                            ----------
                                                                                               109,628
Finance-Other (9.2%)
   CIGNA                                                8.300%    01/15/2023      365,000      363,575
   EXECUTIVE RISK                                       7.125%    12/15/2007    1,000,000    1,135,105
   GENERAL ELECTRIC CAPITAL                             8.650%    05/15/2009      375,000      470,168
   GENERAL ELECTRIC CAPITAL                             5.875%    02/15/2012    1,000,000    1,069,087
   GENERAL ELECTRIC CAPITAL                             4.250%    01/15/2008      500,000      512,777
   HOUSEHOLD FINANCE                                    7.875%    03/01/2007      200,000      223,409
   INTERNATIONAL LEASE FINANCE                          5.800%    08/15/2007    1,000,000    1,055,522
   JOHN DEERE CAPITAL                                   8.625%    08/01/2019      500,000      542,801
                                                                                            ----------
                                                                                             5,372,444
Industrial-Automotive (2.5%)
   FORD MOTOR                                           8.900%    01/15/2032      500,000      490,818
   GENERAL MOTORS                                       8.100%    06/15/2024    1,000,000      950,363
                                                                                            ----------
                                                                                             1,441,181
Industrial-Basic (0.5%)
   NORTHERN NATURAL GAS(1)                              6.750%    09/15/2008      250,000      268,750
                                                                                            ----------
                                                                                               268,750
Industrial-Capital Goods (2.3%)
   CATERPILLAR                                          6.000%    05/01/2007      225,000      225,678
   DEERE & CO.                                          8.950%    06/15/2019      500,000      597,690
   WESTVACO                                             6.850%    11/15/2004      500,000      531,875
                                                                                            ----------
                                                                                             1,355,243
Industrial-Energy (5.2%)
   CONOCOPHILLIPS                                       7.920%    04/15/2023    1,000,000    1,046,531
   CONOCOPHILLIPS                                       6.650%    07/15/2018      300,000      328,910
   NATIONAL FUEL GAS                                    6.303%    05/27/2008    1,000,000    1,105,685
   OCEAN ENERGY                                         7.625%    07/01/2005      500,000      554,620
                                                                                            ----------
                                                                                             3,035,746

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 60

                         INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------
Industrial-Other Consumer Non-Cyclicals (1.3%)
   KIMBERLY CLARK                                       6.250%    07/15/2018   $  250,000   $  274,752
   PROCTER & GAMBLE                                     7.375%    03/01/2023      500,000      516,310
                                                                                            ----------
                                                                                               791,062
Industrial-Services (0.4%)
   FIRST DATA                                           6.375%    12/15/2007      225,000      255,536
                                                                                            ----------
                                                                                               255,536
Industrial-Technology (2.4%)
   APPLIED MATERIALS                                    7.125%    10/15/2017      300,000      342,921
   ORACLE                                               6.720%    02/15/2004    1,000,000    1,045,587
                                                                                            ----------
                                                                                             1,388,508
Industrial-Telecommunications-Wired (4.6%)
   BELL ATLANTIC VIRGINIA (formerly Cheasapeake &
      Potomac Telephone)                                7.625%    12/01/2012      865,000    1,035,298
   BELLSOUTH TELECOMMUNICATIONS                         6.300%    12/15/2015      389,375      416,609
   GTE HAWAIIAN TELEPHONE                               7.375%    09/01/2006      500,000      568,220
   SBC COMMUNICATIONS                                   6.580%    11/30/2006      300,000      335,400
   SOUTHERN NEW ENGLAND TELEPHONE                       7.125%    08/01/2007      300,000      346,733
                                                                                            ----------
                                                                                             2,702,260
Industrial-Telecommunications-Wireless (1.7%)
   VERIZON COMMUNICATIONS (FORMERLY GTE)                8.750%    11/01/2021      800,000      989,882
                                                                                            ----------
                                                                                               989,882
Utilities(9.2%)
   ALLETE                                               7.800%    02/15/2008    1,000,000    1,114,476
   ARIZONA PUBLIC SERVICE                               6.750%    11/15/2006    1,000,000    1,083,157
   PACIFIC GAS & ELECTRIC                               8.250%    11/01/2022      500,000      485,000
   PACIFICORP                                           8.950%    09/01/2011      600,000      765,245
   PACIFICORP                                           9.150%    08/09/2011    1,000,000    1,287,872
   SOYLAND POWER COOP                                   8.670%    09/15/2018      600,000      652,206
                                                                                            ----------
                                                                                             5,387,956

TOTAL CORPORATE BONDS (IDENTIFIED COST $29,948,826)                                         30,466,826
                                                                                            ----------

U.S. GOVERNMENT AND AGENCY SECURITIES (38.4%)

U.S. Treasury Bonds (6.5%)
   UNITED STATES TREASURY BONDS                         6.500%    11/15/2026    1,830,000    2,227,525
   UNITED STATES TREASURY BONDS                         6.125%    08/15/2029      610,000      716,130
   UNITED STATES TREASURY BONDS                         5.375%    02/15/2031      750,000      817,617
                                                                                            ----------
                                                                                             3,761,272
Federal Agricultural Mortgage Corporation (FAMC)
   (1.9%)
   FAMC                                                 5.900%    03/03/2009    1,000,000    1,127,762
                                                                                            ----------
                                                                                             1,127,762
Federal Farm Credit Bank (FFCB) (0.6%)
   FFCB                                                 6.320%    10/12/2010      325,000      373,079
                                                                                            ----------
                                                                                               373,079
Federal Home Loan Bank (FHLB) (12.1%)
   FHLB                                                 4.125%    11/15/2004      375,000      390,810
   FHLB(4)                                              4.500%    04/19/2007      500,000      519,260
   FHLB                                                 5.250%    02/13/2009    1,925,000    2,094,783
   FHLB                                                 7.575%    02/08/2010    1,500,000    1,656,298
   FHLB                                                 5.875%    02/15/2011    1,150,000    1,278,370

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 61

                         INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
Federal Home Loan Bank (FHLB) - continued
   FHLB                                                 6.045%    05/12/2014   $1,000,000   $ 1,137,665
                                                                                            -----------
                                                                                              7,077,186
Federal Home Loan Mortgage Corp (FHLMC) (5.1%)
   FHLMC                                                5.900%    02/14/2006      100,000       110,997
   FHLMC                                                6.980%    01/22/2007       75,000        79,658
   FHLMC                                                6.375%    08/01/2011    1,500,000     1,647,239
   FHLMC                                                5.750%    01/15/2012    1,000,000     1,112,699
                                                                                            -----------
                                                                                              2,950,593
Federal National Mortgage Association (FNMA) (10.1%)
   FNMA                                                 4.750%    01/02/2007      750,000       795,577
   FNMA                                                 6.625%    11/15/2010    1,000,000     1,174,120
   FNMA STRIP MULTI-COUPON(4)                           0.000%    07/19/2011    1,000,000       978,942
   FNMA                                                 5.500%    10/18/2011    1,100,000     1,151,111
   FNMA                                                 5.250%    08/01/2012      750,000       783,146
   FNMA                                                 6.875%    09/24/2012      500,000       568,870
   FNMA                                                 6.625%    11/15/2030      375,000       439,934
                                                                                            -----------
                                                                                              5,891,700
Supra-National Government Agency (1.3%)
   INTER-AMERICAN DEVELOPMENT BANK(5)                   7.125%    03/15/2023      750,000       781,079
                                                                                            -----------
                                                                                                781,079
USA Education (SLMA) (0.8%)
   SLMA(2)                                              0.000%     5/15/2014    1,130,000       492,760
                                                                                            -----------
                                                                                                492,760

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   (IDENTIFIED COST $20,418,050)                                                             22,455,431
                                                                                            -----------

SHORT-TERM INVESTMENTS (7.1%)

   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%    01/02/2003    4,142,081     4,142,081
                                                                                            -----------
   DATED 12/31/02 (Repurchase value $4,142,265,
   collateralized by $3,987,238 FNMA Pool # 535200,
   3-1-15, market value $4,266,344)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED
   COST $4,142,081)                                                                           4,142,081
                                                                                            -----------

TOTAL INVESTMENTS (97.8%) (IDENTIFIED
   COST $54,623,962)(6)                                                                      57,189,472

TOTAL ASSETS LESS LIABILITIES (2.2%)                                                          1,290,188
                                                                                            -----------

TOTAL NET ASSETS (100.0%)                                                                   $58,479,660
                                                                                            ===========

-------------------------------------------------------------------------------------------------------

(1)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

(2)  Security represents a zero coupon bond.

(3) Representsa variable or increasing rate security. Rate disclosed is the current rate.

(4)  Security represents a step bond. Rate disclosed is as of December 31, 2002.

(5)  Security represents a yankee bond.

(6)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 62

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE         AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (3.9%)

   BANKBOSTON HOME EQUITY LOAN TRUST                    6.110%    09/25/2013   $1,930,000   $1,957,604
                                                                                            ----------
TOTAL ASSET BACKED SECURITIES
(IDENTIFIED COST $1,880,228)                                                                 1,957,604
                                                                                            ----------

CORPORATE BONDS (33.6%)

Finance-Banking (8.8%)
   CITIGROUP                                            6.750%    12/01/2005    1,000,000    1,111,975
   CITIFINANCIAL CREDIT (formerly Commercial Credit)    6.500%    06/01/2005    1,000,000    1,080,135
   CRESTAR FINANCIAL                                    6.500%    01/15/2008      200,000      224,158
   NCNB                                                 9.500%    06/01/2004      285,000      314,045
   US BANK (formerly First Bank NA)(1)                  7.300%    08/15/2005      500,000      562,956
   WELLS FARGO COMPANY                                  6.750%    06/15/2007    1,000,000    1,140,984
                                                                                            ----------
                                                                                             4,434,253
Finance-Broker Related (Brokerage) (1.8%)
   SALOMON SMITH BARNEY                                 7.125%    10/01/2006      800,000      898,879
                                                                                            ----------
                                                                                               898,879
Finance-Other (4.9%)
   FORD MOTOR CREDIT                                    7.500%    03/15/2005    1,000,000    1,020,264
   GENERAL ELECTRIC CAPITAL                             4.250%    01/15/2008      500,000      512,777
   HOUSEHOLD FINANCE                                    7.875%    03/01/2007      200,000      223,409
   JOHN DEERE CAPITAL                                   6.000%    02/15/2009      200,000      217,948
   SAFECO                                               7.875%    04/01/2005      500,000      505,453
                                                                                            ----------
                                                                                             2,479,851
Industrial-Basic (1.8%)
   CYTEC INDUSTRIES                                     6.500%    03/15/2003      650,000      652,688
   NORTHERN NATURAL GAS(2)                              6.750%    09/15/2008      250,000      268,750
                                                                                            ----------
                                                                                               921,438
Industrial-Capital Goods (0.4%)
   CATERPILLAR                                          6.000%    05/01/2007      225,000      225,678
                                                                                            ----------
                                                                                               225,678
Industrial-Energy (2.6%)
   CHEVRON TRUST FUND                                   8.110%    12/01/2004      367,267      390,309
   OCEAN ENERGY                                         7.625%    07/01/2005      845,000      937,309
                                                                                            ----------
                                                                                             1,327,618
Industrial-Other (1.1%)
   ROCKWELL INTERNATIONAL                               6.625%    06/01/2005      500,000      546,440
                                                                                            ----------
                                                                                               546,440
Industrial-Other Consumer Non-Cyclicals (1.8%)
   GILLETTE(2)                                          3.750%    12/01/2004      600,000      619,742
   PROCTER & GAMBLE                                     7.375%    03/01/2023      300,000      309,786
                                                                                            ----------
                                                                                               929,528
Industrial-Retailers (2.0%)
   AUTOZONE                                             6.000%    11/01/2003    1,000,000    1,024,217
                                                                                            ----------
                                                                                             1,024,217
Industrial-Technology (2.2%)
   COMPUTER SCIENCES                                    7.500%    08/08/2005    1,000,000    1,093,791
                                                                                            ----------
                                                                                             1,093,791
Industrial-Telecommunications-Other (1.1%)
   SBC COMMUNICATIONS                                   6.580%    11/30/2006      500,000      559,000
                                                                                            ----------
                                                                                               559,000

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 63

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
Industrial-Transportation (1.0%)
   SOUTHWEST AIRLINES                                   8.750%    10/15/2003   $  500,000   $   523,309
                                                                                            -----------
                                                                                                523,309
Utilities (4.1%)
   ATLANTIC CITY ELECTRIC                               7.125%    02/02/2004    1,000,000     1,003,496
   SOYLAND POWER COOP                                   8.670%    09/15/2018    1,000,000     1,087,010
                                                                                            -----------
                                                                                              2,090,506

TOTAL CORPORATE BONDS (IDENTIFIED COST $16,477,271)                                          17,054,508
                                                                                            -----------

U.S. GOVERNMENT AND AGENCY SECURITIES (53.8%)

U.S. Treasury Notes (19.8%)
   UNITED STATES TREASURY NOTES                         5.875%    11/15/2004      350,000       378,014
   UNITED STATES TREASURY NOTES                         6.750%    05/15/2005      450,000       501,697
   UNITED STATES TREASURY NOTES                         6.500%    05/15/2005    2,750,000     3,052,607
   UNITED STATES TREASURY NOTES                         5.750%    11/15/2005    1,600,000     1,768,688
   UNITED STATES TREASURY NOTES                         5.875%    11/15/2005    3,900,000     4,324,734
                                                                                            -----------
                                                                                             10,025,740
Federal Home Loan Bank (FHLB) (10.8%)
   FHLB                                                 3.875%    12/15/2004    1,000,000     1,040,222
   FHLB                                                 5.890%    06/15/2005      250,000       273,610
   FHLB                                                 5.850%    02/06/2006      500,000       521,948
   FHLB                                                 4.875%    05/15/2007      830,000       894,025
   FHLB                                                 7.325%    05/30/2007      250,000       295,358
   FHLB                                                 6.200%    10/10/2007      200,000       227,982
   FHLB                                                 5.900%    08/12/2008    1,525,000     1,619,050
   FHLB                                                 7.575%    02/08/2010      500,000       552,099
   FHLB                                                 6.300%    06/21/2011       75,000        82,777
                                                                                            -----------
                                                                                              5,507,071
Federal Home Loan Mortgage Corporation
(FHLMC) (8.5%)
   FHLMC (PASS-THROUGH)                                 8.500%    02/01/2006          232           248
   FHLMC (PASS-THROUGH)                                 8.500%    08/01/2006          667           714
   FHLMC                                                4.500%    07/23/2007    2,000,000     2,081,414
   FHLMC (PASS-THROUGH)                                 7.500%    01/01/2008       12,038        12,824
   FHLMC                                                6.375%    08/01/2011    2,000,000     2,196,318
                                                                                            -----------
                                                                                              4,291,518
Federal National Mortgage Association (FNMA) (14.7%)
   FNMA                                                 5.010%    02/14/2007      500,000       534,226
   FNMA                                                 5.000%    03/21/2007      400,000       428,463
   FNMA                                                 5.350%    04/12/2007    1,000,000     1,081,514
   FNMA                                                 4.900%    06/13/2007    1,000,000     1,072,429
   FNMA (PASS-THROUGH)                                  7.000%    11/01/2007       11,262        11,975
   FNMA                                                 4.000%    11/14/2007      500,000       510,168
   FNMA (PASS-THROUGH)                                  7.000%    12/01/2008       50,481        53,832
   FNMA                                                 5.740%    01/21/2009    1,500,000     1,559,433
   FNMA                                                 6.040%    02/25/2009      500,000       522,857
   FNMA                                                 6.375%    06/28/2011      500,000       530,823
   FNMA                                                 5.500%    10/18/2011    1,100,000     1,151,111
                                                                                            -----------
                                                                                              7,456,831

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
(IDENTIFIED COST $26,003,041)                                                                27,281,160
                                                                                            -----------

-------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 64

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.5%)

   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%    01/02/2003   $3,281,317   $ 3,281,317
   DATED 12/31/02 (Repurchase value $3,281,463,                                             -----------
   collateralized by $3,281,128 Freddie Mac Pool
   # E91566,9-1-17, market value $3,379,757)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
   $3,281,317)                                                                                3,281,317
                                                                                            -----------

TOTAL INVESTMENTS (97.8%) (IDENTIFIED
   COST $47,641,857)(3)                                                                      49,574,589

TOTAL ASSETS LESS LIABILITES (2.2%)                                                           1,124,308
                                                                                            -----------
TOTAL NET ASSETS (100.0%)                                                                   $50,698,897
                                                                                            ===========

-------------------------------------------------------------------------------------------------------

(1)  Security representsa step bond. Rate disclosed as of December 31, 2002.

(2)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

(3)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 65

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (0.4%)

   TMS SBA LOAN TRUST (1999-1 A)(2)                     2.550%    07/15/2025   $  651,689   $  632,139
                                                                                            ----------
TOTAL ASSET BACKED SECURITIES (IDENTIFIED COST
   $651,640)                                                                                   632,139
                                                                                            ----------
PROJECT LOANS (0.4%)

   MERRILL LYNCH 42                                     7.430%    09/01/2022      711,201      766,710
                                                                                            ----------
TOTAL PROJECT LOANS (IDENTIFIED COST $727,658)                                                 766,710
                                                                                            ----------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.6%)

   COUNTRYWIDE ALTERNATIVE LOAN TRUST (2001-6 2A1)      7.000%    07/25/2031      663,684      680,584
   FANNIE MAE GRANTOR TRUST (2002-T4 A2)                7.000%    12/25/2041      599,169      634,113
   GMAC COMMERCIAL MORTGAGE SECURITIES
      (1998-C2 X)(1,2)                                  0.823%    05/15/2035    4,084,710      127,141
   GS MORTGAGE SECURITIES (1999-3 A)(3)                 8.000%    08/19/2029      857,381      960,691
   RESIDENTIAL FUNDING MORTGAGE SECURITIES
      (1998-S9 1A1)                                     6.500%    04/25/2013      259,809      265,805
   WACHOVIA ASSET SECURITIZATION (2002-1 2A1)           6.250%    10/25/2033    1,968,475    2,017,571
                                                                                            ----------
                                                                                             4,685,905

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
   (IDENTIFIED COST $4,669,691)                                                              4,685,905
                                                                                            ----------
U.S. GOVERNMENT AND AGENCY BONDS (70.2%)

United States Treasury Bonds (0.2%)
   UNITED STATES TREASURY BOND                          6.625%    02/15/2027      250,000      308,848
                                                                                            ----------
                                                                                               308,848
Federal Home Loan Mortgage Corporation (FHLMC)
   (19.5%)
      FHLMC                                             6.500%    08/01/2010      101,158      107,399
      FHLMC                                             6.500%    09/01/2010      101,725      108,001
      FHLMC                                             6.500%    10/01/2010      269,513      286,141
      FHLMC                                             6.500%    11/01/2010      102,828      109,172
      FHLMC                                             6.500%    01/01/2011      150,302      159,576
      FHLMC                                             6.500%    02/01/2011      156,569      166,229
      FHLMC                                             6.500%    04/01/2011      293,960      312,054
      FHLMC                                             6.000%    08/01/2012      268,491      283,057
      FHLMC                                             6.000%    09/01/2012       47,389       49,960
      FHLMC                                             6.000%    12/01/2012      111,734      117,796
      FHLMC                                             6.500%    12/01/2012    1,068,969    1,133,464
      FHLMC                                             6.000%    01/01/2013       27,844       29,354
      FHLMC                                             6.000%    02/01/2013       82,351       86,565
      FHLMC                                             6.500%    02/01/2013       78,988       83,754
      FHLMC                                             6.000%    03/01/2013      274,521      289,414
      FHLMC                                             6.000%    04/01/2013      286,596      301,262
      FHLMC                                             6.500%    04/01/2013        6,963        7,379
      FHLMC                                             6.500%    05/01/2013      205,270      217,654
      FHLMC                                             5.500%    06/01/2013       25,488       26,684
      FHLMC                                             6.000%    08/01/2013      446,643      469,499
      FHLMC                                             6.000%    09/01/2013      423,293      444,954
      FHLMC                                             5.500%    11/01/2013       34,944       36,584
      FHLMC                                             5.500%    12/01/2013    1,152,958    1,207,055

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 66

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
   (FHLMC)- continued
      FHLMC                                             5.500%    01/01/2014   $1,214,927   $1,271,933
      FHLMC                                             6.500%    01/01/2014      251,909      266,951
      FHLMC                                             5.500%    02/01/2014       16,587       17,365
      FHLMC                                             5.500%    03/01/2014      864,054      903,127
      FHLMC                                             5.500%    04/01/2014      213,778      223,446
      FHLMC                                             6.000%    04/01/2014      572,779      601,647
      FHLMC                                             5.500%    05/01/2014      541,863      566,367
      FHLMC                                             6.000%    05/01/2014      574,735      603,701
      FHLMC                                             5.500%    06/01/2014      151,251      158,090
      FHLMC                                             6.000%    07/01/2014       59,960       62,982
      FHLMC                                             7.500%    09/01/2014      134,819      143,908
      FHLMC                                             7.000%    06/01/2015       38,700       41,172
      FHLMC                                             7.500%    07/01/2015       11,733       12,521
      FHLMC                                             5.500%    02/01/2016      127,235      132,232
      FHLMC                                             5.500%    05/01/2016       68,831       71,478
      FHLMC                                             6.500%    05/01/2016      318,692      337,018
      FHLMC                                             6.000%    06/01/2016      105,503      110,460
      FHLMC                                             6.500%    07/01/2016    2,230,384    2,358,644
      FHLMC                                             6.500%    02/01/2017       51,879       54,753
      FHLMC                                             6.000%    06/01/2017      540,213      565,270
      FHLMC                                             5.500%    09/01/2017       78,696       81,718
      FHLMC                                             6.500%    04/01/2018      315,844      332,535
      FHLMC                                             9.000%    09/01/2018       88,596       96,390
      FHLMC                                             7.000%    06/01/2024       11,629       12,315
      FHLMC                                             8.000%    07/01/2024      297,245      321,985
      FHLMC                                             8.000%    08/01/2024       41,314       44,752
      FHLMC                                             8.000%    06/01/2025        3,299        3,584
      FHLMC                                             8.000%    07/01/2025      194,560      211,025
      FHLMC                                             8.000%    09/01/2025        7,498        8,117
      FHLMC                                             8.000%    11/01/2025        6,433        6,963
      FHLMC                                             8.000%    12/01/2025       46,473       50,406
      FHLMC                                             8.000%    01/01/2026        3,667        3,970
      FHLMC                                             7.000%    05/01/2026       57,873       61,284
      FHLMC                                             8.000%    06/01/2026       71,210       76,976
      FHLMC                                             7.000%    09/01/2027        7,422        7,823
      FHLMC                                             8.000%    09/01/2027          951        1,031
      FHLMC                                             6.000%    01/01/2029      340,287      353,358
      FHLMC                                             6.000%    02/01/2029      155,848      161,835
      FHLMC                                             6.000%    03/01/2029      985,228    1,023,072
      FHLMC(4)                                          6.500%    04/01/2029    1,399,932    1,459,672
      FHLMC                                             7.000%    04/01/2029       43,406       45,671
      FHLMC                                             6.500%    05/01/2029      240,475      250,630
      FHLMC                                             6.500%    07/01/2029      114,803      119,651
      FHLMC                                             7.000%    07/01/2029      392,698      413,197
      FHLMC                                             7.000%    10/01/2029      629,756      662,630
      FHLMC                                             7.000%    11/01/2029      341,048      358,851
      FHLMC                                             7.000%    12/01/2029       38,384       40,388
      FHLMC                                             6.500%    01/01/2030      317,910      331,335
      FHLMC                                             7.000%    01/01/2030      486,385      511,775
      FHLMC                                             6.500%    02/01/2030      151,396      157,789
      FHLMC                                             6.500%    04/01/2030      211,195      220,110

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 67

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY    PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation
   (FHLMC)- continued
      FHLMC                                             7.000%    04/01/2030   $    6,028   $     6,338
      FHLMC                                             7.000%    09/01/2030      167,366       175,970
      FHLMC                                             7.000%    10/01/2030      101,249       106,454
      FHLMC                                             7.500%    10/01/2030       12,511        13,309
      FHLMC                                             7.000%    11/01/2030      265,674       279,332
      FHLMC                                             6.500%    03/01/2031       56,181        58,547
      FHLMC                                             6.500%    05/01/2031       40,696        42,410
      FHLMC                                             7.000%    05/01/2031      399,847       420,262
      FHLMC                                             7.000%    06/01/2031      316,148       332,289
      FHLMC                                             7.000%    07/01/2031      324,875       341,462
      FHLMC                                             7.000%    08/01/2031       21,800        22,913
      FHLMC                                             7.000%    09/01/2031      179,911       189,097
      FHLMC                                             7.000%    10/01/2031       21,478        22,574
      FHLMC                                             7.000%    11/01/2031      305,120       320,698
      FHLMC                                             7.000%    01/01/2032      543,404       571,149
      FHLMC                                             7.000%    04/01/2032    1,151,114     1,210,274
      FHLMC                                             7.000%    05/01/2032    3,739,702     3,931,098
      FHLMC                                             7.000%    07/01/2032       92,546        97,272
      FHLMC                                             6.000%    11/01/2032    4,189,508     4,338,123
                                                                                            -----------
                                                                                             34,446,481
Federal National Mortgage Association
   (FNMA) (38.1%)
      FNMA                                              8.000%    10/01/2009       86,165        91,204
      FNMA                                              6.000%    05/01/2013      323,314       339,722
      FNMA                                              6.500%    05/01/2013        8,726         9,244
      FNMA                                              6.000%    07/01/2013       34,713        36,475
      FNMA                                              6.000%    08/01/2013      195,355       205,270
      FNMA                                              5.500%    10/01/2013    1,865,756     1,953,129
      FNMA                                              6.000%    10/01/2013      753,349       793,742
      FNMA                                              6.500%    10/01/2013      622,141       659,497
      FNMA                                              6.000%    11/01/2013      179,818       188,944
      FNMA                                              8.000%    11/01/2013      269,486       289,353
      FNMA                                              5.500%    12/01/2013    2,205,139     2,308,406
      FNMA                                              6.000%    12/01/2013      425,639       448,314
      FNMA                                              6.000%    01/01/2014      266,108       279,603
      FNMA                                              5.500%    02/01/2014      188,736       197,228
      FNMA                                              6.000%    02/01/2014      329,917       346,492
      FNMA                                              5.500%    03/01/2014      190,818       199,754
      FNMA                                              6.000%    03/01/2014      125,521       131,844
      FNMA                                              6.000%    04/01/2014       54,148        56,864
      FNMA                                              6.000%    05/01/2014      180,976       190,053
      FNMA                                              6.000%    06/01/2014       60,709        63,765
      FNMA                                              5.500%    07/01/2014      324,866       340,079
      FNMA                                              6.000%    07/01/2014       21,398        22,471
      FNMA                                              6.000%    08/01/2014      699,328       734,407
      FNMA                                              8.000%    08/01/2014      353,613       383,563
      FNMA                                              6.000%    11/01/2014      560,827       588,958
      FNMA                                              5.500%    08/01/2015      495,575       518,783
      FNMA                                              6.500%    03/01/2016       76,188        80,582
      FNMA                                              6.000%    04/01/2016      589,822       617,434
      FNMA                                              6.000%    05/01/2016    1,085,821     1,136,654
      FNMA                                              6.500%    07/01/2016       37,271        39,405

-------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 68

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------
Federal National Mortgage Association (FNMA)-
   continued
      FNMA                                              5.500%    12/01/2016   $  146,029   $  151,614
      FNMA                                              6.500%    02/01/2017    1,893,458    2,001,691
      FNMA                                              5.500%    09/01/2017      643,418      668,035
      FNMA                                              6.000%    09/01/2017      334,476      350,006
      FNMA                                              6.500%    05/01/2018      663,968      669,102
      FNMA                                              6.000%    01/25/2022      280,190      283,971
      FNMA                                              8.000%    05/01/2022       57,065       61,272
      FNMA                                              7.500%    08/01/2023       94,790      101,676
      FNMA                                              6.500%    11/01/2024      278,052      291,913
      FNMA                                              7.000%    10/01/2025      218,132      230,726
      FNMA                                              7.500%    02/01/2026      214,393      229,609
      FNMA                                              7.000%    09/01/2026      138,146      146,122
      FNMA                                              7.500%    09/01/2026      192,979      206,135
      FNMA                                              7.000%    04/01/2027      153,560      161,986
      FNMA                                              7.500%    05/01/2027       46,512       49,566
      FNMA                                              6.000%    07/01/2027      320,027      333,533
      FNMA                                              7.500%    11/01/2027       64,103       68,312
      FNMA                                              7.500%    12/01/2027      325,780      347,171
      FNMA                                              7.500%    01/01/2028        7,675        8,190
      FNMA                                              7.500%    02/01/2028       86,104       92,215
      FNMA                                              7.500%    06/01/2028       34,198       36,492
      FNMA                                              6.000%    10/01/2028       31,708       32,909
      FNMA                                              7.500%    10/01/2028        6,160        6,552
      FNMA                                              6.000%    12/01/2028       46,041       47,785
      FNMA                                              6.500%    02/01/2029      252,432      263,014
      FNMA                                              6.500%    03/01/2029      816,240      851,016
      FNMA                                              7.000%    03/01/2029       81,842       86,202
      FNMA                                              6.500%    04/01/2029      295,117      307,489
      FNMA                                              7.000%    04/01/2029      451,793      475,611
      FNMA                                              6.000%    05/01/2029      317,488      329,167
      FNMA                                              6.500%    05/01/2029    1,186,967    1,237,404
      FNMA                                              7.000%    05/01/2029      439,096      462,245
      FNMA                                              6.000%    06/01/2029    1,320,261    1,369,137
      FNMA                                              6.500%    06/01/2029      427,032      444,934
      FNMA                                              6.500%    07/01/2029      983,327    1,024,576
      FNMA                                              7.000%    07/01/2029       59,522       62,660
      FNMA                                              6.000%    08/01/2029      374,767      388,553
      FNMA                                              6.500%    08/01/2029       40,833       42,545
      FNMA                                              6.500%    09/01/2029      830,214      865,018
      FNMA                                              7.500%    09/01/2029      929,352      987,469
      FNMA                                              6.500%    11/01/2029      243,245      253,442
      FNMA                                              7.000%    11/01/2029      140,942      148,372
      FNMA                                              7.000%    12/01/2029       70,757       74,487
      FNMA                                              6.500%    01/01/2030      208,418      217,155
      FNMA                                              7.000%    01/01/2030       66,646       70,121
      FNMA                                              6.500%    02/01/2030      274,638      286,153
      FNMA                                              7.000%    02/01/2030      244,325      257,080
      FNMA                                              6.500%    03/01/2030      375,929      392,048
      FNMA                                              7.000%    08/01/2030      150,242      158,075
      FNMA                                              7.000%    10/01/2030        5,433        5,717
      FNMA                                              7.000%    11/01/2030       25,894       27,244

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 69

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE        AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Association
   - continued
      FNMA                                              6.500%    12/01/2030   $   19,003   $    19,799
      FNMA                                              7.000%    12/01/2030      574,839       604,807
      FNMA                                              7.000%    01/01/2031      225,690       237,391
      FNMA                                              6.500%    01/02/2031      142,452       148,423
      FNMA                                              6.500%    02/01/2031      525,011       547,025
      FNMA                                              6.500%    04/01/2031      118,922       123,881
      FNMA                                              6.500%    05/01/2031    2,362,620     2,461,699
      FNMA                                              6.500%    06/01/2031    1,469,009     1,530,258
      FNMA                                              6.500%    07/01/2031    1,148,691     1,196,585
      FNMA                                              6.000%    08/01/2031      304,479       315,199
      FNMA                                              6.500%    08/01/2031      332,185       346,035
      FNMA                                              6.500%    09/01/2031    1,683,797     1,754,002
      FNMA                                              7.000%    09/01/2031      756,749       795,982
      FNMA                                              6.500%    10/01/2031    1,890,572     1,969,397
      FNMA                                              7.000%    10/01/2031      322,853       339,684
      FNMA                                              6.500%    11/01/2031    2,531,662     2,637,216
      FNMA                                              7.000%    11/01/2031      129,532       136,432
      FNMA                                              6.500%    12/01/2031      371,761       387,261
      FNMA                                              7.500%    12/01/2031      104,082       110,508
      FNMA                                              7.000%    01/01/2032      160,761       169,096
      FNMA                                              7.000%    01/25/2032      852,116       877,212
      FNMA                                              6.500%    02/01/2032    2,835,956     2,954,199
      FNMA                                              7.000%    02/01/2032      436,270       458,888
      FNMA                                              6.000%    03/01/2032      730,877       756,576
      FNMA                                              6.500%    03/01/2032    3,288,815     3,425,906
      FNMA                                              7.000%    03/01/2032      754,617       793,713
      FNMA                                              6.500%    04/01/2032      883,592       920,417
      FNMA                                              7.000%    05/01/2032      421,008       442,820
      FNMA                                              6.500%    06/01/2032    3,138,687     3,269,495
      FNMA                                              7.000%    06/01/2032      364,401       383,282
      FNMA                                              6.500%    07/01/2032    3,654,188     3,806,478
      FNMA                                              7.000%    07/01/2032      453,228       476,709
      FNMA                                              6.000%    09/01/2032      854,283       884,320
      FNMA                                              6.500%    10/01/2032      998,022     1,039,615
                                                                                            -----------
                                                                                             67,265,066
Government National Mortgage Association (GNMA)
   (12.4%)
      GNMA                                              7.250%    04/15/2006       74,893        78,510
      GNMA                                              5.500%    04/15/2014      249,161       262,185
      GNMA                                              6.000%    04/15/2014      586,329       620,617
      GNMA                                              6.500%    08/15/2014       40,739        43,274
      GNMA                                              8.000%    08/15/2016      134,433       147,532
      GNMA                                              6.000%    12/15/2016      776,601       819,133
      GNMA                                              8.000%    03/15/2017       13,860        15,215
      GNMA                                              8.000%    04/15/2017       35,384        38,842
      GNMA                                              7.500%    12/15/2022      376,118       404,301
      GNMA                                              7.000%    05/15/2023      201,683       215,331
      GNMA                                              7.500%    05/15/2023      304,165       326,963
      GNMA                                              7.000%    07/15/2023      443,758       473,787
      GNMA                                              7.000%    08/15/2023      225,538       240,800
      GNMA                                              6.500%    10/15/2023       96,314       101,887
      GNMA                                              6.500%    11/15/2023      418,334       442,538

-------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 70

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------
Government National Mortgage Association
   (GNMA) - continued
      GNMA                                              6.500%    12/15/2023   $2,844,043   $  3,008,599
      GNMA                                              7.000%    12/15/2023      364,329        388,984
      GNMA                                              6.500%    01/15/2024    2,242,119      2,371,765
      GNMA                                              6.500%    02/15/2024      284,712        301,174
      GNMA                                              7.000%    02/15/2024    1,048,669      1,118,933
      GNMA                                              6.500%    03/15/2024      148,749        157,351
      GNMA                                              6.500%    04/15/2024      709,520        750,546
      GNMA                                              7.000%    06/15/2024      336,462        359,006
      GNMA                                              7.000%    10/15/2024      307,860        328,488
      GNMA                                              6.500%    01/15/2026      627,932        661,672
      GNMA                                              6.500%    03/15/2026      499,484        526,322
      GNMA                                              6.500%    04/15/2026       85,005         89,572
      GNMA                                              6.500%    05/15/2026       23,520         24,784
      GNMA                                              7.500%    08/15/2026       30,147         32,276
      GNMA                                              8.000%    09/20/2026      375,164        406,687
      GNMA                                              7.500%    09/15/2027       66,729         71,357
      GNMA                                              7.000%    11/15/2027       22,880         24,332
      GNMA                                              7.000%    06/15/2028    1,366,686      1,451,293
      GNMA                                              7.000%    07/15/2028      333,951        354,625
      GNMA                                              7.000%    08/15/2028      412,237        437,758
      GNMA                                              7.000%    09/15/2028      156,022        165,681
      GNMA                                              7.000%    10/15/2028      238,883        253,671
      GNMA                                              6.000%    02/20/2029      876,037        911,390
      GNMA                                              6.500%    03/15/2029      195,604        205,552
      GNMA                                              7.000%    03/15/2029      369,546        392,083
      GNMA                                              7.500%    10/15/2029      107,919        115,196
      GNMA                                              6.500%    04/15/2032    2,722,511      2,859,437
                                                                                            ------------
                                                                                              21,999,449

TOTAL U.S. GOVERNMENT AND AGENCY BONDS
   (IDENTIFIED COST $119,088,092)                                                            124,019,844
                                                                                            ------------

SHORT-TERM INVESTMENTS (25.5%)

   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%    01/02/2003   45,079,405     45,079,405
   DATED 12/31/02 (Repurchase value $45,081,409,                                            ------------
   collateralized by $45,740,908 FNMA Pool# 678426,
   12-1-17, market value $46,431,788)

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED
   COST $45,079,405)                                                                          45,079,405
                                                                                            ------------

TOTAL INVESTMENTS (99.1%) (IDENTIFIED
   COST $170,216,486)(5)                                                                     175,184,003

TOTAL ASSETS LESS LIABILITIES (0.9%)                                                           1,561,424
                                                                                            ------------
TOTAL NET ASSETS (100.0%)                                                                   $176,745,427
                                                                                            ============

--------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 71

                            MORTGAGE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
FORWARD COMMITMENTS
                                                        PRINCIPAL    DELIVERY    COUPON     MARKET
AGENCY                                                   AMOUNT        DATE       RATE       VALUE
-----------------------------------------------------------------------------------------------------
TBA Purchase Commitments at December 31, 2002
   (Cost Payable $59,816,375)
      FNMA 15YR TBA                                    14,000,000   01/21/2003   5.000%   $14,336,868
      FNMA 15YR TBA                                     6,000,000   01/21/2003   5.500%     6,215,628
      FNMA 15YR TBA                                     4,200,000   01/21/2003   6.000%     4,389,000
      FNMA 15YR TBA                                     4,000,000   01/21/2003   6.500%     4,217,500
      FHLMC GP 15YR TBA                                 1,000,000   01/21/2003   6.000%     1,045,312
      FNMA 30YR TBA                                    13,300,000   01/14/2003   5.500%    13,561,850
      FNMA 30YR TBA                                     4,000,000   01/14/2003   6.000%     4,133,752
      FNMA 30YR TBA                                     9,000,000   01/14/2003   6.500%     9,368,442
      FHLMC GP 30YR TBA                                   100,000   01/14/2003   6.500%       104,125
      GNMA 30YR TBA                                     3,000,000   01/22/2003   6.000%     3,120,000
                                                                                          -----------
                                                                                          $60,492,477
                                                                                          ===========
TBA Sale Commitments at December 31, 2002
   (Proceeds Receivable $15,496,297)
      FNMA 15YR TBA                                     2,600,000   01/21/2003   5.000%     2,662,561
      FNMA 15YR TBA                                     1,000,000   01/21/2003   6.000%     1,045,000
      FHLMC GP 15YR TBA                                 1,000,000   01/21/2003   5.500%     1,036,250
      FNMA 30YR TBA                                     6,000,000   01/14/2003   5.500%     6,118,128
      FNMA 30YR TBA                                     2,000,000   01/14/2003   6.500%     2,081,876
      FHLMC GOLD 30YR TBA                               2,600,000   01/14/2003   6.500%     2,707,250
                                                                                          -----------
                                                                                          $15,651,065
                                                                                          ===========

OUTSTANDING FUTURES CONTRACTS
                                                                                      UNREALIZED
                                                         UNITS PER      CURRENT      APPRECIATION/
   TYPE                         EXPIRATION   CONTRACTS   CONTRACT        VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------------------------
5 YEAR NOTE FUTURE (SELL)       03/31/2003      102        1,000     $(11,551,500)    $(281,187)
10 YEAR NOTE FUTURE (SELL)      03/31/2003       28        1,000       (3,220,868)     (120,070)
LONG BOND FUTURE (BUY)          03/31/2003       23        1,000        2,591,824        91,066
                                                                                      ---------
                                                                                      $(310,191)
                                                                                      =========

WRITTEN OPTION ACTIVITY
                                                           NUMBER OF   CONTRACT
                                                           CONTRACTS   PREMIUM
-------------------------------------------------------------------------------
OPTIONS OUTSTANDING AT BEGINNING OF YEAR                       --      $     --
OPTIONS SOLD                                                   80        64,425
OPTIONS EXERCISED OR CANCELLED PRIOR TO EXERCISE              (55)      (44,206)
OPTIONS EXPIRED                                               (25)      (20,219)

                                                              ---      --------

   OPTIONS OUTSTANDING AT END OF PERIOD                        --            --
                                                              ===      ========

--------------------------------------------------------------------------------

(1)  Interest only security.

(2) Representsa variable or increasing rate security. Rate disclosed is the current rate.

(3)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration, normally to qualified institutional buyers.

(4) Security has been segregated as collateral to cover margin requirements for open futures contracts as of December 31, 2002.

(5)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 72

                           U.S. GOVERNMENT MONEY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE         AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------
U.S. AGENCY BONDS (72.3%)

Federal Home Loan Bank (FHLB) (12.5%)
   FHLB DISCOUNT NOTE                                   1.260%    02/26/2003   $ 50,000,000   $ 49,902,000
   FHLB DISCOUNT NOTE                                   1.290%    05/15/2003     50,000,000     49,759,917
   FHLB                                                 1.860%    11/10/2003     10,000,000     10,000,000
   FHLB                                                 1.650%    12/23/2003     49,650,000     49,650,000
                                                                                              ------------
                                                                                               159,311,917
Federal Home Loan Mortgage
   Corporation (FHLMC) (15.8%)
   FHLMC DISCOUNT NOTE                                  1.580%    01/02/2003     51,258,000     51,255,750
   FHLMC DISCOUNT NOTE                                  1.640%    01/09/2003     50,000,000     49,981,778
   FHLMC DISCOUNT NOTE                                  1.686%    01/16/2003     50,000,000     49,964,875
   FHLMC DISCOUNT NOTE                                  1.240%    02/19/2003     50,000,000     49,915,611
                                                                                              ------------
                                                                                               201,118,014
Federal National Mortgage Association
   (FNMA) (42.0%)
   FNMA DISCOUNT NOTE                                   2.000%    01/10/2003     24,695,000     24,682,652
   FNMA DISCOUNT NOTE                                   1.280%    01/14/2003     50,000,000     49,976,889
   FNMA DISCOUNT NOTE                                   1.440%    01/22/2003     25,000,000     24,979,000
   FNMA DISCOUNT NOTE                                   2.000%    01/24/2003     24,747,000     24,715,379
   FNMA DISCOUNT NOTE                                   1.490%    01/29/2003     60,000,000     59,930,467
   FNMA DISCOUNT NOTE                                   2.250%    02/07/2003     40,000,000     39,907,500
   FNMA DISCOUNT NOTE                                   1.590%    02/14/2003     50,000,000     49,902,833
   FNMA DISCOUNT NOTE                                   1.275%    03/05/2003     50,000,000     49,888,438
   FNMA DISCOUNT NOTE                                   1.585%    03/12/2003     50,000,000     49,845,903
   FNMA DISCOUNT NOTE                                   1.280%    03/19/2003     60,000,000     59,835,733
   FNMA DISCOUNT NOTE                                   1.260%    03/26/2003     60,000,000     59,823,600
   FNMA DISCOUNT NOTE                                   1.435%    11/14/2003     40,000,000     39,494,561
                                                                                              ------------
                                                                                               532,982,955
USA Education (Formerly Student Loan Marketing
   Association) (SLMA)(2.0%)
   SLMA                                                 2.050%    11/21/2003     25,000,000     25,000,000
                                                                                              ------------
                                                                                                25,000,000

TOTAL U.S. AGENCY BONDS (IDENTIFIED COST                                                       918,412,886
   $918,412,886)                                                                              ------------

SHORT-TERM INVESTMENTS (27.8%)

   BANK OF AMERICA REPURCHASE AGREEMENT
      DATED 12/31/02 (Repurchase value $270,015,750.
      collateralized by 1: $73,116,750 Freddie Mac
      DN,3-28-03,market value $73,078,880,
      2: $98,875,000 Freddie Mac DN, 11-14-03,
      market value $98,878,317, 3: $89,550,000
      FHLB DN, 5-23-03, market value $89,555,420, 4:
      $13,952,250 FHLB DN, 6-27-03, market
      value $13,953,882)                                1.050%    01/02/2003    270,000,000    270,000,000

   FIFTH THIRD REPURCHASE AGREEMENT
      DATED 12/31/02 (Repurchase value $32,975,053,
      collateralized by $32,629,202 FNMA Pool#
      254478, 10-1-32, market value $33,962,797)        0.800%    01/02/2003     32,973,588     32,973,588

   MORGAN STANLEY REPURCHASE AGREEMENT
      DATED 12/31/02 (Repurchase value
      $500,002,778, collateralized by $46,100,000
      FNMA4-15-07, market value $50,961,660)            1.000%    01/02/2003     50,000,000     50,000,000
                                                                                              ------------

   TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED                                                    352,973,588
      COST $352,973,588)                                                                      ------------

----------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 73

                           U.S. GOVERNMENT MONEY FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
DESCRIPTION                                              RATE        DATE         AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (IDENTIFIED
COST $1,271,386,474)(1)                                                                        1,271,386,474

TOTAL LIABILITIES LESS ASSETS (-0.1%)                                                               (929,507)
                                                                                              --------------
TOTAL NET ASSETS (100.0%)                                                                     $1,270,456,967
                                                                                              ==============

------------------------------------------------------------------------------------------------------------

(1)  Identified cost for Federal Tax purposes is the same as shown above.

Please see "Notes to Financial Statements" for further information.


                                   accessor 74

                         ACCESSOR INCOME ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       ALLOCATION      SHARES         VALUE
---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (90.8%)

Accessor Funds
   HIGH YIELD BOND                                                   14.7%          187,579   $ 1,849,527
   INTERMEDIATE FIXED-INCOME                                         14.7           147,651     1,838,253
   SHORT-INTERMEDIATE FIXED-INCOME                                   36.4           369,455     4,559,075
   MORTGAGE SECURITIES                                               14.0           134,615     1,749,994
   U.S. GOVERNMENT MONEY                                             11.0         1,375,969     1,375,968
                                                                                              -----------
TOTAL INVESTMENT COMPANIES (IDENTIFIED
   COST $11,362,966)                                                                           11,372,817
                                                                                              -----------

---------------------------------------------------------------------------------------------------------
                                                       INTEREST    MATURITY     PRINCIPAL
                                                         RATE        DATE         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.8%)

   FIFTH THIRD REPURCHASE AGREEMENT
   DATED 12/31/02 (Repurchase value $1,109,748,
   collateralized by $1,092,822 FNMA ARM # 594235,
   11-1-28, market value $1,142,990)                    0.800%    01/02/2003    $1,109,699    $ 1,109,699
                                                                                              -----------
TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED
   COST $1,109,699)                                                                             1,109,699
                                                                                              -----------
TOTAL INVESTMENTS (99.6%) (IDENTIFIED
   COST $12,472,665)(1)                                                                        12,482,516

TOTAL ASSETS LESS LIABILITIES (0.4%)                                                               47,753
                                                                                              -----------
TOTAL NET ASSETS (100.0%)                                                                     $12,530,269
                                                                                              ===========

---------------------------------------------------------------------------------------------------------

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 75

                    ACCESSOR INCOME & GROWTH ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
DESCRIPTION                                                       ALLOCATION    SHARES       VALUE
-----------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (93.3%)

Accessor Funds
   GROWTH                                                             9.3%       47,073    $  806,367
   VALUE                                                              9.3        59,565       811,273
   SMALL TO MID CAP*                                                  6.5        38,545       563,526
   INTERNATIONAL EQUITY*                                              6.6        59,475       573,930
   HIGH YIELD BOND                                                   14.4       127,348     1,255,655
   INTERMEDIATE FIXED-INCOME                                         10.0        69,872       869,907
   SHORT-INTERMEDIATE FIXED-INCOME                                   21.1       148,779     1,835,932
   MORTGAGE SECURITIES                                               12.8        85,697     1,114,058
   U.S. GOVERNMENT MONEY                                              3.3       288,177       288,177
                                                                                           ----------
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST
   $8,693,201)                                                                              8,118,825
                                                                                           ----------

                                                       INTEREST    MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (6.5%)                            RATE        DATE        AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT
      DATED 12/31/02 (Repurchase value $563,930,
      collateralized by $564,174 FNMA Pool#
      567712, 3-1-29, market value $580,822)            0.800%    01/02/2003    $563,905   $  563,905
                                                                                           ----------
TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
   $563,905)                                                                                  563,905
                                                                                           ----------

TOTAL INVESTMENTS (99.8%) (IDENTIFIED COST
   $9,257,106)(1)                                                                           8,682,730

TOTAL ASSETS LESS LIABILITIES (0.2%)                                                           15,744
                                                                                           ----------
TOTAL NET ASSETS (100.0%)                                                                  $8,698,474
                                                                                           ==========

-----------------------------------------------------------------------------------------------------

*    Non-income producing

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 76

                        ACCESSOR BALANCED ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       ALLOCATION     SHARES      VALUE
------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (95.3%)

Accessor Funds
   GROWTH                                                            15.2%      164,977    $ 2,826,057
   VALUE                                                             15.5       212,127      2,889,170
   SMALL TO MID CAP*                                                 10.4       132,237      1,933,304
   INTERNATIONAL EQUITY*                                             10.6       203,661      1,965,329
   HIGH YIELD BOND                                                   14.7       277,302      2,734,197
   INTERMEDIATE FIXED-INCOME                                          4.9        73,167        910,931
   SHORT-INTERMEDIATE FIXED-INCOME                                   14.7       221,245      2,730,160
   MORTGAGE SECURITIES                                                9.3       132,514      1,722,684
   U.S. GOVERNMENT MONEY                                              0.0           232            232
                                                                                           -----------
TOTAL INVESTMENT COMPANIES (IDENTIFIED COST
   $20,278,070)                                                                             17,712,064
                                                                                           -----------

                                                       INTEREST    MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (6.5%)                            RATE        DATE        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT
      DATED 12/31/02 (Repurchase value $755,446,
      collateralized by $736,499 FNMA ARM# 505077,
      5-1-28, market value $778,075)                    0.800%    01/02/2003    $755,412   $   755,412
                                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST
$755,412)                                                                                      755,412
                                                                                           -----------

TOTAL INVESTMENTS (99.4%) (IDENTIFIED COST
$21,033,482)(1)                                                                             18,467,476

TOTAL ASSETS LESS LIABILITIES (0.6%)                                                           114,930
                                                                                           -----------
TOTAL NET ASSETS (100.0%)                                                                  $18,582,406
                                                                                           ===========

------------------------------------------------------------------------------------------------------

*    Non-income producing

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 77

                    ACCESSOR GROWTH & INCOME ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       ALLOCATION    SHARES        VALUE
------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (97.0%)

Accessor Funds
   GROWTH                                                            18.4%      212,011    $ 3,631,747
   VALUE                                                             18.4       269,104      3,665,190
   SMALL TO MID CAP*                                                  9.5       127,985      1,871,148
   INTERNATIONAL EQUITY*                                             15.6       321,020      3,097,844
   HIGH YIELD BOND                                                   14.4       288,101      2,840,676
   INTERMEDIATE FIXED-INCOME                                          4.9        77,323        962,671
   SHORT-INTERMEDIATE FIXED-INCOME                                    9.3       148,930      1,837,798
   MORTGAGE SECURITIES                                                6.4        97,664      1,269,635
   U.S. GOVERNMENT MONEY                                              0.1        20,815         20,815
                                                                                           -----------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST
   $21,939,077)                                                                             19,197,524
                                                                                           -----------

                                                       INTEREST    MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (2.8%)                            RATE        DATE        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%    01/02/2003    $543,655   $   543,655
   DATED 12/31/02 (Repurchase value $543,679,                                              -----------
   collateralized by $557,454 RFMS ARM #
   1995-R5,
   3-25-25, market value $559,965)

TOTAL SHORT-TERM INVESTMENTS
   (IDENTIFIED COST $543,655)                                                                  543,655
                                                                                           -----------

TOTAL INVESTMENTS (99.8%)
   (IDENTIFIED COST $22,482,732)(1)                                                         19,741,179

TOTAL ASSETS LESS LIABILITIES (0.2%)                                                            43,966
                                                                                           -----------

TOTAL NET ASSETS (100.0%)                                                                  $19,785,145
                                                                                           ===========

------------------------------------------------------------------------------------------------------

*    Non-income producing

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 78

                         ACCESSOR GROWTH ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       ALLOCATION     SHARES       VALUE
------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.1%)

Accessor Funds
   GROWTH                                                            23.7%       375,217   $ 6,427,472
   VALUE                                                             24.7        492,019     6,701,296
   SMALL TO MID CAP*                                                 12.5        232,755     3,402,874
   INTERNATIONAL EQUITY*                                             20.8        586,252     5,657,333
   HIGH YIELD BOND                                                   13.2        364,533     3,594,297
   SHORT-INTERMEDIATE FIXED-INCOME                                    1.7         37,563       463,533
   MORTGAGE SECURITIES                                                2.5          52137       677,779
   U.S. GOVERNMENT MONEY                                              0.0          3,708         3,708
                                                                                           -----------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST
   $33,392,331)                                                                             26,928,292
                                                                                           -----------

                                                       INTEREST    MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (0.7%)                            RATE        DATE        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------

   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%    01/02/2003    $211,897   $   211,897
   DATED 12/31/02 (Repurchase value $211,906                                               -----------
   Collateralized by $212,696 FNMA ARM # 775464,
   6-1-19, market value $218,254)

TOTAL SHORT TERM INVESTMENTS
   (IDENTIFIED COST $211,897)                                                                  211,897
                                                                                           -----------

TOTAL INVESTMENTS (99.8%)
   (IDENTIFIED COST $33,604,228)(1)                                                         27,140,189

TOTAL ASSETS LESS LIABILITIES (0.2%)                                                            41,447
                                                                                           -----------

TOTAL NET ASSETS (100.0%)                                                                  $27,181,636
                                                                                           ===========

------------------------------------------------------------------------------------------------------

*    Non-income producing

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 79

                   ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
                             SCHEDULE OF INVESTMENTS
                             AS OF DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
DESCRIPTION                                                       ALLOCATION     SHARES       VALUE
------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (98.7%)

Accessor Funds
   GROWTH                                                            28.7%      244,793    $ 4,193,310
   VALUE                                                             28.6       306,649      4,176,556
   SMALL TO MID CAP*                                                 18.2       182,253      2,664,532
   INTERNATIONAL EQUITY *                                            23.2       351,681      3,393,719
   U.S. GOVERNMENT MONEY                                              0.0            34             34
                                                                                           -----------

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST
   $19,100,442)                                                                             14,428,151
                                                                                           -----------

                                                       INTEREST    MATURITY    PRINCIPAL
SHORT-TERM INVESTMENTS (0.9%)                            RATE        DATE        AMOUNT      VALUE
------------------------------------------------------------------------------------------------------
   FIFTH THIRD REPURCHASE AGREEMENT                     0.800%    01/02/2003   $139,628    $   139,628
   DATED 12/31/02 (Repurchase value $139,634,                                              -----------
   collateralized by $139,164 FNMA ARM # 785657,
   10-1-26, market value $143,817)

TOTAL SHORT TERM INVESTMENTS
   (IDENTIFIED COST $139,628)                                                                  139,628
                                                                                           -----------

TOTAL INVESTMENTS (99.6%)
   (IDENTIFIED COST $19,240,070)(1)                                                         14,567,779

TOTAL ASSETS LESS LIABILITIES (0.4%)                                                            57,412
                                                                                           -----------

TOTAL NET ASSETS (100.0%)                                                                  $14,625,191
                                                                                           ===========

------------------------------------------------------------------------------------------------------

*    Non-income producing

(1)  See Note 6 for important tax information.

Please see "Notes to Financial Statements" for further information.


                                   accessor 80

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                                                            SMALL TO
                                                               GROWTH          VALUE         MID CAP
------------------------------------------------------------------------------------------------------
Assets:
   INVESTMENTS, AT VALUE (Note 2)                           $ 99,266,441   $ 73,776,410   $111,903,912
   REPURCHASE AGREEMENTS, AT COST                              3,195,709      1,265,493             --
                                                            ------------   ------------   ------------
   TOTAL INVESTMENTS*                                        102,462,150     75,041,903    111,903,912
   RECEIVABLE FOR INVESTMENTS SOLD                                    --      1,397,417        402,757
   RECEIVABLE FOR CAPITAL SHARES SOLD                          1,292,290      1,037,927        899,550
   DIVIDENDS AND INTEREST RECEIVABLE                             151,810         84,350         75,480
   PREPAID EXPENSES AND OTHER ASSETS                               9,057          3,550          2,039
                                                            ------------   ------------   ------------
   TOTAL ASSETS                                              103,915,307     77,565,147    113,283,738
                                                            ------------   ------------   ------------

Liabilities:
   CASH OVERDRAFT                                                     --             --        137,977
   PAYABLE FOR INVESTMENTS PURCHASED                           2,459,786      1,864,862        184,452
   PAYABLE FOR CAPITAL SHARES REPURCHASED                        455,008        414,240        442,955
   PAYABLE DUE TO ACCESSOR CAPITAL (Note 3)                       38,452         28,005         58,189
   MONEY MANAGERS FEE PAYABLE (Note 3)                            24,076         18,604        117,314
   PAYABLE FOR TRANSFER AGENT FEES (Note 3)                       12,655         10,572         15,387
   PAYABLE FOR 12B-1 FEES (Note 3)                                26,916          3,362          3,447
   PAYABLE FOR FUTURES CONTRACT SETTLEMENT                            --          1,370             --
   ACCRUED EXPENSES AND OTHER LIABILITIES                         29,925         22,097         35,050
                                                            ------------   ------------   ------------
   TOTAL LIABILITIES                                           3,046,818      2,363,112        994,771
                                                            ------------   ------------   ------------
   NET ASSETS                                               $100,868,489   $ 75,202,035   $112,288,967
                                                            ============   ============   ============

Net Assets Consist of:
   PAID-IN CAPITAL                                          $161,151,283   $121,770,673   $203,673,772
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS, RECEIVABLES, PAYABLES,
      FUTURES CONTRACTS AND FOREIGN EXCHANGE                  (8,366,934)   (10,554,029)   (19,230,408)
   UNDISTRIBUTED NET INVESTMENT INCOME                            60,133         16,229             --
   ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
      REALIZED GAIN ON INVESTMENTS                                    --     (1,256,001)            --
   ACCUMULATED NET REALIZED GAIN (LOSS) ON
      INVESTMENTS, FUTURES CONTRACTS, OPTIONS,
      AND FOREIGN CURRENCIES                                 (51,975,993)   (34,774,837)   (72,154,397)
                                                            ------------   ------------   ------------
   NET ASSETS                                               $100,868,489   $ 75,202,035   $112,288,967
                                                            ============   ============   ============

Net Assets:
   ADVISOR CLASS                                            $ 95,637,483   $ 71,823,281   $108,628,129
   INVESTOR CLASS                                              4,498,068      2,739,682      3,157,480
   C CLASS                                                       732,938        639,072        503,358
                                                            ------------   ------------   ------------
   TOTAL                                                    $100,868,489   $ 75,202,035   $112,288,967
                                                            ============   ============   ============

Outstanding Shares:
   ADVISOR CLASS                                               5,581,998      5,272,479      7,430,969
   INVESTOR CLASS                                                267,168        200,801        221,103
   C CLASS                                                        42,762         46,922         34,429
                                                            ------------   ------------   ------------
   TOTAL                                                       5,891,928      5,520,202      7,686,501
                                                            ============   ============   ============

Net asset value, offering and redemption price per share:
   ADVISOR CLASS                                            $      17.13   $      13.62   $      14.62
                                                            ============   ============   ============
   INVESTOR CLASS                                           $      16.84   $      13.64   $      14.28
                                                            ============   ============   ============
   C CLASS                                                  $      17.14   $      13.62   $      14.62
                                                            ============   ============   ============

   *INVESTMENTS, AT COST (NOTE 6)                           $110,829,084   $ 85,577,766   $131,134,320

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 81

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------
                                                            INTERNATIONAL    HIGH YIELD   INTERMEDIATE
                                                                EQUITY          BOND      FIXED-INCOME
------------------------------------------------------------------------------------------------------
Assets:
   INVESTMENTS, AT VALUE (Note 2)                           $ 60,229,316    $54,888,173   $53,047,391
   REPURCHASE AGREEMENTS, AT COST                                427,838      2,275,793     4,142,081
                                                            ------------    -----------   -----------
   TOTAL INVESTMENTS*                                         60,657,154     57,163,966    57,189,472
   CASH                                                               --        166,339            --
   FOREIGN CURRENCY AT VALUE                                         293             --            --
   RECEIVABLE FOR INVESTMENTS SOLD                                    --             --           940
   RECEIVABLE FOR CAPITAL SHARES SOLD                          1,017,248        862,567       832,839
   DIVIDENDS AND INTEREST RECEIVABLE                             300,256      1,294,135       865,447
   PREPAID EXPENSES AND OTHER ASSETS                               3,719          1,804            --
                                                            ------------    -----------   -----------
   TOTAL ASSETS                                               61,978,670     59,488,811    58,888,698
                                                            ------------    -----------   -----------

Liabilities:
   PAYABLE FOR INVESTMENTS PURCHASED                                  --        172,963            --
   PAYABLE FOR CAPITAL SHARES REPURCHASED                        388,805        220,800       351,264
   PAYABLE DUE TO ACCESSOR CAPITAL (Note 3)                       28,013         17,385        15,656
   MONEY MANAGERS FEE PAYABLE (Note 3)                            59,233         39,223        22,119
   PAYABLE FOR TRANSFER AGENT FEES (Note 3)                        8,045          6,139         5,342
   PAYABLE FOR 12B-1 FEES (Note 3)                                 5,079          1,311         4,406
   ACCRUED EXPENSES AND OTHER LIABILITIES                         48,508          9,670        10,251
                                                            ------------    -----------   -----------
   TOTAL LIABILITIES                                             537,683        467,491       409,038
                                                            ------------    -----------   -----------
   NET ASSETS                                               $ 61,440,987    $59,021,320   $58,479,660
                                                            ============    ===========   ===========

Net Assets Consist of:
   PAID-IN CAPITAL                                          $116,458,405    $65,692,025   $56,197,423
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS, RECEIVABLES, PAYABLES,
      FUTURES CONTRACTS AND FOREIGN EXCHANGE                 (10,918,071)    (1,487,679)    2,565,510
   UNDISTRIBUTED NET INVESTMENT INCOME                                --             --           357
   ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
      REALIZED GAIN ON INVESTMENTS                                                                 --
   ACCUMULATED NET REALIZED GAIN (LOSS) ON
      INVESTMENTS, FUTURES CONTRACTS, OPTIONS,
      AND FOREIGN CURRENCIES                                 (44,099,347)    (5,183,026)     (283,630)
                                                            ------------    -----------   -----------
   NET ASSETS                                               $ 61,440,987    $59,021,320   $58,479,660
                                                            ============    ===========   ===========

Net Assets:
   ADVISOR CLASS                                            $ 59,361,529    $57,340,884   $50,283,255
   INVESTOR CLASS                                              1,444,014      1,156,788     7,574,911
   C CLASS                                                       635,444        523,648       621,494
                                                            ------------    -----------   -----------
   TOTAL                                                    $ 61,440,987    $59,021,320   $58,479,660
                                                            ============    ===========   ===========

Outstanding Shares:
   ADVISOR CLASS                                               6,152,263      5,815,676     4,039,093
  INVESTOR CLASS                                                 153,141        117,327       608,511
   C CLASS                                                        65,917         53,108        49,919
                                                            ------------    -----------   -----------
   TOTAL                                                       6,371,321      5,986,111     4,697,523
                                                            ============    ===========   ===========

Net asset value, offering and redemption price per share:
   ADVISOR CLASS                                            $       9.65    $      9.86   $     12.45
                                                            ============    ===========   ===========
   INVESTOR CLASS                                           $       9.43    $      9.86   $     12.45
                                                            ============    ===========   ===========
   C CLASS                                                  $       9.64    $      9.86   $     12.45
                                                            ============    ===========   ===========

   *INVESTMENTS, AT COST (NOTE 6)                           $ 71,606,014    $58,651,645   $54,623,962

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 82

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------
                                                SHORT-INTERMEDIATE     MORTGAGE     U.S. GOVERNMENT
                                                   FIXED-INCOME       SECURITIES         MONEY
---------------------------------------------------------------------------------------------------
Assets:
   INVESTMENTS, AT VALUE (NOTE 2)                  $46,293,272       $130,104,598   $  918,412,886
   REPURCHASE AGREEMENTS, AT COST                    3,281,317         45,079,405      352,973,588
                                                   -----------       ------------   --------------
   TOTAL INVESTMENTS*                               49,574,589        175,184,003    1,271,386,474
   RECEIVABLE FOR CAPITAL SHARES SOLD                  872,819            929,135          521,822
   RECEIVABLE FOR INVESTMENTS SOLD                          --         15,496,297               --
   DIVIDENDS AND INTEREST RECEIVABLE                   634,795            831,367          222,017
   RECEIVABLE FOR FUTURES CONTRACT SETTLEMENT               --             13,413               --
   TBA PURCHASE COMMITMENTS, AT VALUE                       --         60,492,477               --
                                                   -----------       ------------   --------------
   TOTAL ASSETS                                     51,082,203        252,946,692    1,272,130,313
                                                   -----------       ------------   --------------

Liabilities:
   DISTRIBUTIONS PAYABLE                                    --                 --          962,019
   PAYABLE FOR INVESTMENTS PURCHASED                        --         59,972,317               --
   PAYABLE FOR CAPITAL SHARES REPURCHASED              341,216            372,087          193,274
   PAYABLE DUE TO ACCESSOR CAPITAL (NOTE 3)             13,725             53,698           77,502
   MONEY MANAGERS FEE PAYABLE (NOTE 3)                   6,039             82,528               --
   PAYABLE FOR TRANSFER AGENT FEES (NOTE 3)              5,569             19,493           47,788
   PAYABLE FOR 12B-1 FEES (NOTE 3)                       4,787             10,826           14,187
   PAYABLE FOR SHAREHOLDER SERVICE FEES                     --                 --          244,125
   TBA SALE COMMITMENTS, AT VALUE                           --         15,651,065               --
   ACCRUED EXPENSES AND OTHER LIABILITIES               11,970             39,251          134,451
                                                   -----------       ------------   --------------
   TOTAL LIABILITIES                                   383,306         76,201,265        1,673,346
                                                   -----------       ------------   --------------
   NET ASSETS                                      $50,698,897       $176,745,427   $1,270,456,967
                                                   ===========       ============   ==============
Net Assets Consist of:
   PAID-IN CAPITAL                                 $49,920,968       $170,928,311   $1,270,459,341
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS, RECEIVABLES, PAYABLES,
      FUTURES CONTRACTS AND FOREIGN EXCHANGE         1,932,732          5,178,660               --
   UNDISTRIBUTED NET INVESTMENT INCOME                   4,798                 --               --
   ACCUMULATED NET REALIZED GAIN (LOSS) ON
      INVESTMENTS, FUTURES CONTRACTS, OPTIONS,
      AND FOREIGN CURRENCIES                        (1,159,601)           638,456           (2,374)
                                                   -----------       ------------   --------------
   NET ASSETS                                      $50,698,897       $176,745,427   $1,270,456,967
                                                   ===========       ============   ==============

Net Assets:
   ADVISOR CLASS                                   $42,639,356       $173,977,920   $1,249,927,610
   INVESTOR CLASS                                    7,453,109          2,136,838       20,227,642
   C CLASS                                             606,432            630,669          301,715
                                                   -----------       ------------   --------------
   TOTAL                                           $50,698,897       $176,745,427   $1,270,456,967
                                                   ===========       ============   ==============

Outstanding Shares:
   ADVISOR CLASS                                     3,456,430         13,378,730    1,249,932,208
   INVESTOR CLASS                                      604,041            163,804       20,227,486
   C CLASS                                              49,183             48,513          301,715
                                                   -----------       ------------   --------------
   TOTAL                                             4,109,654         13,591,047    1,270,461,409
                                                   ===========       ============   ==============

Net asset value, offering and redemption price
   per share:
   ADVISOR CLASS                                   $     12.34       $      13.00   $         1.00
                                                   ===========       ============   ==============
   INVESTOR CLASS                                  $     12.34       $      13.05   $         1.00
                                                   ===========       ============   ==============
   C CLASS                                         $     12.33       $      13.00   $         1.00
                                                   ===========       ============   ==============

   *INVESTMENTS, AT COST (NOTE 6)                  $47,641,857       $170,216,486   $1,271,386,474

---------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 83

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------
                                                ACCESSOR INCOME   ACCESSOR INCOME &   ACCESSOR BALANCED
                                                   ALLOCATION     GROWTH ALLOCATION       ALLOCATION
-------------------------------------------------------------------------------------------------------
Assets:
   INVESTMENTS, AT VALUE(NOTE 2)                  $11,372,817        $8,118,825          $17,712,064
   REPURCHASE AGREEMENTS, AT COST                   1,109,699           563,905              755,412
                                                  -----------        ----------          -----------
   TOTAL INVESTMENTS*                              12,482,516         8,682,730           18,467,476
   RECEIVABLE FOR CAPITAL SHARES SOLD                  48,993            18,197              122,245
   DIVIDENDS AND INTEREST RECEIVABLE                    1,248               269                  165
   PREPAID EXPENSES AND OTHER ASSETS                       --               200                   --
                                                   ----------        ----------          -----------
   TOTAL ASSETS                                    12,532,757         8,701,396           18,589,886
                                                   ----------        ----------          -----------

Liabilities:
   PAYABLE FOR CAPITAL SHARES REPURCHASED                  --                --                3,181
   PAYABLE DUE TO ACCESSOR CAPITAL (NOTE 3)             1,054               720                1,616
   PAYABLE FOR 12B-1 FEES (NOTE 3)                      1,434             2,202                2,683
                                                  -----------        ----------          -----------
   TOTAL LIABILITIES                                    2,488             2,922                7,480
                                                  -----------        ----------          -----------
   NET ASSETS                                     $12,530,269        $8,698,474          $18,582,406
                                                  ===========        ==========          ===========

Net Assets Consist of:
   PAID-IN CAPITAL                                $12,524,231        $9,266,314          $21,132,209
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS, RECEIVABLES, PAYABLES,
      AND FUTURES CONTRACTS                             9,851          (574,376)          (2,566,006)
   UNDISTRIBUTED NET INVESTMENT INCOME                     --                --               16,203
   ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
      REALIZED GAIN ON INVESTMENTS                     (3,813)               --                   --
   ACCUMULATED NET REALIZED GAIN (LOSS) ON
      INVESTMENTS, FUTURES CONTRACTS, OPTIONS,
      AND FOREIGN CURRENCIES                               --             6,536                   --
                                                  -----------        ----------          -----------
   NET ASSETS                                     $12,530,269        $8,698,474          $18,582,406
                                                  ===========        ==========          ===========

Net Assets:
   ADVISOR CLASS                                  $ 9,689,141        $5,224,513          $12,089,461
   INVESTOR CLASS                                   2,840,128         3,472,961            6,491,944
   C CLASS                                              1,000             1,000                1,001
                                                  -----------        ----------          -----------
   TOTAL                                          $12,530,269        $8,698,474          $18,582,406
                                                  ===========        ==========          ===========

Outstanding Shares:
   ADVISOR CLASS                                      637,871           387,603              976,528
   INVESTOR CLASS                                     186,985           257,672              524,412
   C CLASS                                                 66                74                   81
                                                   ----------        ----------          -----------
   TOTAL                                              824,922           645,349            1,501,021
                                                   ==========        ==========          ===========

Net asset value, offering and redemption price
   per share:
   ADVISOR CLASS                                  $     15.19        $    13.48          $     12.38
                                                  ===========        ==========          ===========
   INVESTOR CLASS                                 $     15.19        $    13.48          $     12.38
                                                  ===========        ==========          ===========
   C CLASS                                        $     15.18        $    13.48          $     12.37
                                                  ===========        ==========          ===========

   INVESTMENTS, AT COST (NOTE 6)                  $12,472,665        $9,257,106          $21,033,482

----------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 84

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------
                                                 ACCESSOR GROWTH &   ACCESSOR GROWTH   ACCESSOR AGGRESSIVE
                                                 INCOME ALLOCATION      ALLOCATION      GROWTH ALLOCATION
----------------------------------------------------------------------------------------------------------
Assets:
   INVESTMENTS, AT VALUE (NOTE 2)                   $19,197,524        $26,928,292         $14,428,151
   REPURCHASE AGREEMENTS, AT COST                       543,655            211,897             139,628
                                                    -----------        -----------         -----------
   TOTAL INVESTMENTS*                                19,741,179         27,140,189          14,567,779
   RECEIVABLE FOR CAPITAL SHARES SOLD                    46,838             50,533              61,428
   DIVIDENDS AND INTEREST RECEIVABLE                         32                 60                   5
                                                    -----------        -----------         -----------
   TOTAL ASSETS                                      19,788,049         27,190,782          14,629,212
                                                    -----------        -----------         -----------

Liabilities:
   PAYABLE FOR CAPITAL SHARES REPURCHASED                    --              3,888                  --
   PAYABLE DUE TO ACCESSOR CAPITAL (NOTE 3)               1,658              2,335               1,294
   PAYABLE FOR 12B-1 FEES (NOTE 3)                        1,246              2,923               2,727
                                                    -----------        -----------         -----------
   TOTAL LIABILITIES                                      2,904              9,146               4,021
                                                    -----------        -----------         -----------
   NET ASSETS                                       $19,785,145        $27,181,636         $14,625,191
                                                    ===========        ===========         ===========

Net Assets Consist of:
   PAID-IN CAPITAL                                  $22,525,450        $33,669,080         $19,547,821
   NET UNREALIZED APPRECIATION (DEPRECIATION)
      OF INVESTMENTS, RECEIVABLES, PAYABLES,
      AND FUTURES CONTRACTS                          (2,741,553)        (6,464,039)         (4,672,291)
   UNDISTRIBUTED NET INVESTMENT INCOME                       --                 --                  26
   ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET
      REALIZED GAIN ON INVESTMENTS                                         (11,402)            (54,958)
   ACCUMULATED NET REALIZED GAIN (LOSS) ON
      INVESTMENTS, FUTURES CONTRACTS, OPTIONS,
      AND FOREIGN CURRENCIES                              1,248            (12,003)           (195,407)
                                                    -----------        -----------         -----------
   NET ASSETS                                       $19,785,145        $27,181,636         $14,625,191
                                                    ===========        ===========         ===========

Net Assets:
   ADVISOR CLASS                                    $16,702,986        $20,099,137         $ 8,119,799
   INVESTOR CLASS                                     3,081,157          7,081,497           6,504,389
   C CLASS                                                1,002              1,002               1,003
                                                    -----------        -----------         -----------
   TOTAL                                            $19,785,145        $27,181,636         $14,625,191
                                                    ===========        ===========         ===========

Outstanding Shares:
   ADVISOR CLASS                                      1,407,993          1,861,610             808,872
   INVESTOR CLASS                                       259,742            655,920             653,692
   C CLASS                                                   85                 93                 100
                                                    -----------        -----------         -----------
   TOTAL                                              1,667,820          2,517,623           1,462,664
                                                    ===========        ===========         ===========

Net asset value, offering and redemption price
   per share:
   ADVISOR CLASS                                    $     11.86        $     10.80         $     10.04
                                                    ===========        ===========         ===========
   INVESTOR CLASS                                   $     11.86        $     10.80         $      9.95
                                                    ===========        ===========         ===========
   C CLASS                                          $     11.86        $     10.80         $     10.04
                                                    ===========        ===========         ===========

   INVESTMENTS, AT COST (NOTE 6)                    $22,482,732        $33,604,228         $19,240,070

------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 85

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------------
                                                                                    SMALL TO
                                                       GROWTH          VALUE         MID CAP
----------------------------------------------------------------------------------------------
Investment Income:
   DIVIDENDS (NET OF FOREIGN WITHHOLDING
      TAXES OF $1,776 FOR SMALL TO MID CAP FUND)    $  1,589,498   $  1,926,932   $  1,551,926
   INTEREST                                               24,374         34,029         19,400
   COMMISSION RECAPTURE                                   49,277         40,503             --
                                                    ------------   ------------   ------------
   TOTAL INVESTMENT INCOME                             1,663,149      2,001,464      1,571,326
                                                    ------------   ------------   ------------

Expenses:
   MANAGEMENT FEES (Note 3)                              646,511        494,933        870,517
   MONEY MANAGERS FEES (Note 3)                          143,669        169,854        366,114
   TRANSFER AGENT & ADMINISTRATION FEES (Note 3)         221,752        169,820        221,325
   FUND ACCOUNTING FEES                                   30,359         24,355         42,108
   LEGAL FEES                                             27,011         20,511         26,314
   AUDIT FEES                                             21,963         19,967         21,970
   CUSTODIAN FEES                                         21,974         15,975         38,246
   REGISTRATION FEES                                      22,367         23,204         20,447
   DIRECTORS FEES                                          2,700          2,305          2,907
   PRINTING/POSTAGE EXPENSE                                4,929          4,431          5,443
   OTHER                                                  10,297          8,044          9,650

   Investor Class Only (Notes 2 & 3):
      DISTRIBUTION & SERVICE FEES                         54,493         48,681         24,323
      ADMINISTRATIVE SERVICES FEES                        45,424         44,181         20,323
                                                    ------------   ------------   ------------
   NET EXPENSES                                        1,253,449      1,046,261      1,669,687
                                                    ------------   ------------   ------------
   NET INVESTMENT INCOME (LOSS)                          409,700        955,203        (98,361)
                                                    ------------   ------------   ------------

Realized and Unrealized Gains (Losses):
   NET REALIZED GAIN (LOSS) ON:
      INVESTMENTS                                    (15,547,897)   (28,745,566)   (10,094,782)
      FUTURES                                                 --       (335,055)            --
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                  (27,429,912)    (4,000,592)   (12,680,459)
                                                    ------------   ------------   ------------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)        (42,977,809)   (33,081,213)   (22,775,241)
                                                    ------------   ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS                                    $(42,568,109)  $(32,126,010)  $(22,873,602)
                                                    ============   ============   ============

----------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 86

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

---------------------------------------------------------------------------------------------
                                                   INTERNATIONAL    HIGH YIELD   INTERMEDIATE
                                                       EQUITY          BOND      FIXED-INCOME
---------------------------------------------------------------------------------------------
Investment Income:
   DIVIDENDS (NET OF FOREIGN WITHHOLDING
      TAXES OF $187,013 FOR INTERNATIONAL EQUITY
      FUND)                                        $  1,685,825    $    13,906    $       --
   INTEREST                                              15,404      4,499,461     3,435,594
   COMMISSION RECAPTURE                                  28,700             --           274
                                                   ------------    -----------    ----------
   TOTAL INVESTMENT INCOME                            1,729,929      4,513,367     3,435,868
                                                   ------------    -----------    ----------

Expenses:
   MANAGEMENT FEES (Note 3)                             440,207        166,143       196,909
   MONEY MANAGERS FEES (Note 3)                         336,350        133,837        38,763
   TRANSFER AGENT & ADMINISTRATION FEES (Note 3)        121,650         61,781        79,390
   FUND ACCOUNTING FEES                                  32,646         15,020        17,517
   LEGAL FEES                                            13,008          7,225         9,325
   AUDIT FEES                                            13,889          5,706        12,009
   CUSTODIAN FEES                                       145,467          4,442         3,053
   REGISTRATION FEES                                     25,334         25,059        19,995
   DIRECTORS FEES                                         1,504            734         1,006
   PRINTING/POSTAGE EXPENSE                               3,440          2,922         3,918
   OTHER                                                  6,821          2,658         3,516

   Investor Class Only (Notes 2 & 3):
      DISTRIBUTION & SERVICE FEES                        31,097         13,263        20,742
      ADMINISTRATIVE SERVICES FEES                       28,298         13,263        20,742
                                                   ------------    -----------    ----------
   NET EXPENSES                                       1,199,711        452,053       426,885
                                                   ------------    -----------    ----------
   NET INVESTMENT INCOME (LOSS)                         530,218      4,061,314     3,008,983
                                                   ------------    -----------    ----------
Realized and Unrealized Gains (Losses):

   NET REALIZED GAIN (LOSS) ON:
      INVESTMENTS                                    (6,983,975)    (2,441,292)    1,017,286
      FOREIGN EXCHANGE                                 (719,451)            --            --
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                  (5,417,888)      (713,867)    2,610,960
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF FOREIGN CURRENCY                 29,873             --            --
                                                   ------------    -----------    ----------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)       (13,091,441)    (3,155,159)    3,628,246
                                                   ------------    -----------    ----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS                                   $(12,561,223)   $   906,155    $6,637,229
                                                   ============    ===========    ==========

---------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 87

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
                                                   SHORT-INTERMEDIATE     MORTGAGE    U.S. GOVERNMENT
                                                      FIXED-INCOME       SECURITIES        MONEY
-----------------------------------------------------------------------------------------------------
Investment Income:
   INTEREST                                            $3,090,751       $ 8,420,826     $20,791,224
                                                       ----------       -----------     -----------
   TOTAL INVESTMENT INCOME                              3,090,751         8,420,826      20,791,224
                                                       ----------       -----------     -----------

Expenses:
   MANAGEMENT FEES (Note 3)                               198,440           543,688       1,484,022
   MONEY MANAGERS FEES (Note 3)                            23,157           314,895              --
   TRANSFER AGENT & ADMINISTRATION FEES (Note 3)           79,730           202,769         843,048
   SHAREHOLDER SERVICE FEE                                     --                --       1,855,593
   FUND ACCOUNTING FEES                                    16,859            55,108         204,108
   LEGAL FEES                                              10,122            23,263         165,160
   AUDIT FEES                                              13,592            27,028         231,127
   CUSTODIAN FEES                                           3,363            57,372          33,611
   REGISTRATION FEES                                       22,009            29,664         110,744
   DIRECTORS FEES                                           1,104             2,513          17,973
   PRINTING/POSTAGE EXPENSE                                 3,918             3,938          40,596
   OTHER                                                    3,729             7,851          57,457

   Investor Class Only (Notes 2 & 3):
      DISTRIBUTION & SERVICE FEES                          19,360            51,071          30,071
      ADMINISTRATIVE SERVICES FEES                         17,360            44,271          30,071
                                                       ----------       -----------     -----------
   NET EXPENSES                                           412,743         1,363,431       5,103,581
                                                       ----------       -----------     -----------
   NET INVESTMENT INCOME (LOSS)                         2,678,008         7,057,395      15,687,643
                                                       ----------       -----------     -----------

Realized and Unrealized Gains (Losses):
   NET REALIZED GAIN (LOSS) ON:
      INVESTMENTS                                        (386,187)        2,251,740              --
      FUTURES                                                  --        (1,033,166)             --
      WRITTEN OPTIONS                                          --            53,338              --
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                     1,541,470         2,815,470              --
                                                       ----------       -----------     -----------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)           1,155,283         4,087,382              --
                                                       ----------       -----------     -----------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      OPERATIONS                                       $3,833,291       $11,144,777     $15,687,643
                                                       ==========       ===========     ===========

-----------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 88

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

-------------------------------------------------------------------------------------------------------------
                                                      ACCESSOR INCOME   ACCESSOR INCOME &   ACCESSOR BALANCED
                                                         ALLOCATION     GROWTH ALLOCATION       ALLOCATION
-------------------------------------------------------------------------------------------------------------
Investment Income:
   DIVIDENDS FROM INVESTMENT COMPANY SHARES              $546,200           $ 231,159          $   515,062
   INTEREST                                                 7,773               3,128                3,801
                                                         --------           ---------          -----------
   TOTAL INVESTMENT INCOME                                553,973             234,287              518,863
                                                         --------           ---------          -----------

Expenses:
   MANAGEMENT FEES (Note 3)                                11,823               6,501               17,671
   MONEY MANAGERS FEES (Note 3)                                --                  --                   --
   TRANSFER AGENT & ADMINISTRATION FEES (Note 3)               --                  --                   --
   FUND ACCOUNTING FEES                                     3,944               2,170                5,896
   LEGAL FEES                                               1,821                 952                2,635
   AUDIT FEES                                               1,782                 918                2,429
   CUSTODIAN FEES                                             319                 471                  741
   REGISTRATION FEES                                        6,480               6,088                7,882
   DIRECTORS FEES                                             180                  97                  259
   PRINTING/POSTAGE EXPENSE                                 1,573                 898                2,466
   OTHER                                                       13                   7                   20

   Investor Class Only (Notes 2 & 3):
      DISTRIBUTION & SERVICE FEES                           5,300               8,908               16,150
      ADMINISTRATIVE SERVICES FEES                          5,300               8,908               16,150
                                                         --------           ---------          -----------
   GROSS EXPENSES                                          38,535              35,918               72,299
   LESS EXPENSES PAID DIRECTLY BY THE ADVISOR             (16,112)            (11,601)             (22,328)
                                                         --------           ---------          -----------
   NET EXPENSES                                            22,423              24,317               49,971
                                                         --------           ---------          -----------
   NET INVESTMENT INCOME (LOSS)                           531,550             209,970              468,892
                                                         --------           ---------          -----------

Realized and Unrealized Gains (Losses):
   REALIZED GAIN (LOSS) ON SALES OF INVESTMENT
      COMPANY SHARES                                       (8,350)              6,513               15,308
   REALIZED GAIN DISTRIBUTIONS FROM
      INVESTMENT COMPANY SHARES                            30,117              15,333               17,914
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                       100,298            (392,246)          (2,003,592)
                                                         --------           ---------          -----------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)             122,065            (370,400)          (1,970,370)
                                                         --------           ---------          -----------
   NET INCREASE (DECREASE) FROM OPERATIONS               $653,615           $(160,430)         $(1,501,478)
                                                         ========           =========          ===========

-------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 89

                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------------------
                                                      ACCESSOR GROWTH &   ACCESSOR GROWTH   ACCESSOR AGGRESSIVE
                                                      INCOME ALLOCATION      ALLOCATION      GROWTH ALLOCATION
---------------------------------------------------------------------------------------------------------------
Investment Income:
   DIVIDENDS FROM INVESTMENT COMPANY SHARES              $   501,705        $   514,949         $    64,792
   INTEREST                                                    3,335              2,988               1,770
                                                         -----------        -----------         -----------
   TOTAL INVESTMENT INCOME                                   505,040            517,937              66,562
                                                         -----------        -----------         -----------

Expenses:
   MANAGEMENT FEES (Note 3)                                   19,863             30,460              17,019
   MONEY MANAGERS FEES (Note 3)                                   --                 --                  --
   TRANSFER AGENT & ADMINISTRATION FEES (Note 3)                  --                 --                  --
   FUND ACCOUNTING FEES                                        6,625             10,163               5,672
   LEGAL FEES                                                  3,074              4,733               2,667
   AUDIT FEES                                                  2,889              4,280               2,381
   CUSTODIAN FEES                                                565                740                 711
   REGISTRATION FEES                                          10,856             10,623               7,740
   DIRECTORS FEES                                                291                445                 245
   PRINTING/POSTAGE EXPENSE                                    3,029              4,607               2,663
   OTHER                                                          24                 36                  21

   Investor Class Only (Notes 2 & 3):
      DISTRIBUTION & SERVICE FEES                              5,807             19,676              19,152
      ADMINISTRATIVE SERVICES FEES                             5,807             19,676              19,152
                                                         -----------        -----------         -----------
   GROSS EXPENSES                                             58,830            105,439              77,423
   LESS EXPENSES PAID DIRECTLY BY THE ADVISOR                (27,353)           (35,627)            (22,100)
                                                         -----------        -----------         -----------
   NET EXPENSES                                               31,477             69,812              55,323
                                                         -----------        -----------         -----------
   NET INVESTMENT INCOME (LOSS)                              473,563            448,125              11,239
                                                         -----------        -----------         -----------

Realized and Unrealized Gains (Losses):
   REALIZED GAIN (LOSS) ON SALES OF INVESTMENT
      COMPANY SHARES                                           1,237            (14,471)           (195,407)
   REALIZED GAIN DISTRIBUTIONS FROM INVESTMENT
      COMPANY SHARES                                          17,298              2,468                  --
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                       (2,795,216)        (5,777,808)         (3,757,842)
                                                         -----------        -----------         -----------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)             (2,776,681)        (5,789,811)         (3,953,249)
                                                         -----------        -----------         -----------
   NET INCREASE (DECREASE) FROM OPERATIONS               $(2,303,118)       $(5,341,686)        $(3,942,010)
                                                         ===========        ===========         ===========

---------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 90

                       STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------
                                                                  GROWTH                          VALUE
                                                      -----------------------------   ----------------------------
                                                        YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                      DEC. 31, 2002   DEC. 31, 2001   DEC.31, 2002   DEC. 31, 2001
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME (LOSS)                       $    409,700    $     (61,512)  $    955,203   $    182,433
   NET REALIZED LOSS ON INVESTMENTS AND FUTURES        (15,547,897)      (9,696,744)   (29,080,621)    (5,694,216)
   CHANGE IN UNREALIZED DEPRECIATION OF
      INVESTMENTS                                      (27,429,912)     (31,028,596)    (4,000,592)   (10,890,533)
                                                      ------------    -------------   ------------   ------------
   NET DECREASE FROM OPERATIONS                        (42,568,109)     (40,786,852)   (32,126,010)   (15,402,316)

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                       (349,559)              --       (877,524)    (1,108,396)
      INVESTOR CLASS                                            (8)              --        (61,450)       (87,435)
      C SHARE CLASS                                             --               --             --             --
                                                      ------------    -------------   ------------   ------------
                                                          (349,567)              --       (938,974)    (1,195,831)
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                             --               --             --     (3,411,295)
      INVESTOR CLASS                                            --               --             --       (391,915)
      C SHARE CLASS                                             --               --             --             --
                                                      ------------    -------------   ------------   ------------
                                                                --               --             --     (3,803,210)
   IN EXCESS OF NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                             --               --             --     (1,018,052)
      INVESTOR CLASS                                            --               --             --       (237,949)
      C SHARE CLASS                                             --               --             --             --
                                                      ------------    -------------   ------------   ------------
                                                                --               --             --     (1,256,001)
                                                      ------------    -------------   ------------   ------------
   NET DECREASE FROM DISTRIBUTIONS                        (349,567)              --       (938,974)    (6,255,042)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                          51,613,987       75,617,035     34,325,871     64,373,177
   REINVESTMENT OF DISTRIBUTIONS                           150,618               --        297,624      3,504,125
   COST OF REDEMPTIONS                                 (98,044,845)    (121,205,453)   (69,704,662)   (77,766,655)
                                                      ------------    -------------   ------------   ------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS        (46,280,240)     (45,588,418)   (35,081,197)    (9,889,353)
                                                      ------------    -------------   ------------   ------------
   TOTAL DECREASE IN NET ASSETS                        (89,197,916)     (86,375,270)   (68,146,151)   (31,546,711)

Net Assets:
   BEGINNING OF PERIOD                                 190,066,405      276,441,675    143,348,186    174,894,897
                                                      ------------    -------------   ------------   ------------
   END OF PERIOD                                       100,868,489      190,066,405     75,202,035    143,348,186
                                                      ============    =============   ============   ============

UNDISTRIBUTED NET INVESTMENT INCOME                   $     60,133    $      18,102   $     16,229   $         --

------------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 91

                       STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                             SMALL TO MID CAP              INTERNATIONAL EQUITY
                                                      -----------------------------   -----------------------------
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2002   DEC. 31, 2001
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME (LOSS)                       $     (98,361)  $     (28,533)  $     530,218   $     174,492
   NET REALIZED LOSS ON INVESTMENTS AND
      FOREIGN CURRENCY                                  (10,094,782)    (40,074,664)     (7,703,426)    (34,467,693)
   CHANGE IN UNREALIZED DEPRECIATION OF
      INVESTMENTS                                       (12,680,459)     (2,101,267)     (5,388,015)     (8,220,546)
                                                      -------------   -------------   -------------   -------------
   NET DECREASE FROM OPERATIONS                         (22,873,602)    (42,204,464)    (12,561,223)    (42,513,747)

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                              --              --              --              --
      INVESTOR CLASS                                             --              --              --              --
      C SHARE CLASS                                              --              --              --              --
                                                      -------------   -------------   -------------   -------------
                                                                 --              --              --              --
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                              --              --              --              --
      INVESTOR CLASS                                             --              --              --              --
      C SHARE CLASS                                              --              --
                                                      -------------   -------------   -------------   -------------
                                                                 --              --              --              --
   IN EXCESS OF NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                              --              --              --              --
      INVESTOR CLASS                                             --              --              --              --
      C SHARE CLASS
                                                      -------------   -------------   -------------   -------------
                                                                 --              --              --              --
                                                      -------------   -------------   -------------   -------------
   NET DECREASE FROM DISTRIBUTIONS                               --              --              --              --

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                           55,788,270     125,007,880      84,474,673     239,847,093
   REINVESTMENT OF DISTRIBUTIONS                                 --              --              --              --
   COST OF REDEMPTIONS                                 (109,440,872)   (191,921,276)   (115,410,340)   (281,665,348)
                                                      -------------   -------------   -------------   -------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS         (53,652,602)    (66,913,396)    (30,935,667)    (41,818,255)
                                                      -------------   -------------   -------------   -------------
   TOTAL DECREASE IN NET ASSETS                         (76,526,204)   (109,117,860)    (43,496,890)    (84,332,002)

Net Assets:
   BEGINNING OF PERIOD                                  188,815,171     297,933,031     104,937,877     189,269,879
                                                      -------------   -------------   -------------   -------------
   END OF PERIOD                                        112,288,967     188,815,171      61,440,987     104,937,877
                                                      =============   =============   =============   =============

   UNDISTRIBUTED NET INVESTMENT INCOME                $          --   $          --   $          --   $          --

-------------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 92

                       STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------
                                                    HIGH YIELD BOND            INTERMEDIATE FIXED-INCOME
                                             -----------------------------   -----------------------------
                                               YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                             DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2002   DEC. 31, 2001
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME                     $  4,061,314     $ 2,970,669    $  3,008,983    $  3,348,857
   NET REALIZED GAIN (LOSS) ON INVESTMENTS     (2,441,292)     (2,700,396)      1,017,286         900,092
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS              (713,867)      1,000,146       2,610,960         544,747
                                             ------------     -----------    ------------    ------------
   NET INCREASE FROM OPERATIONS                   906,155       1,270,419       6,637,229       4,793,696

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                            (3,661,175)     (2,183,576)     (2,611,052)     (2,922,788)
      INVESTOR CLASS                             (400,139)       (900,375)       (391,919)       (469,388)
      C SHARE CLASS                                    --              --              --              --
                                             ------------     -----------    ------------    ------------
                                               (4,061,314)     (3,083,951)     (3,002,971)     (3,392,176)
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                    --              --        (624,496)             --
      INVESTOR CLASS                                   --              --         (95,346)             --
      C SHARE CLASS                                    --              --              --              --
                                             ------------     -----------    ------------    ------------
                                                       --              --        (719,842)             --
   RETURN OF CAPITAL
      ADVISOR CLASS                               (14,712)             --              --              --
      INVESTOR CLASS                               (1,690)             --              --              --
      C SHARE CLASS                                    --              --              --              --
                                             ------------     -----------    ------------    ------------
                                                  (16,402)             --              --              --
                                             ------------     -----------    ------------    ------------
   NET DECREASE FROM DISTRIBUTIONS             (4,077,716)     (3,083,951)     (3,722,813)     (3,392,176)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                 38,774,135      22,508,515      35,710,274      25,579,437
   REINVESTMENT OF DISTRIBUTIONS                  535,117         383,027       1,170,771         879,286
   COST OF REDEMPTIONS                        (17,478,278)     (4,925,649)    (34,569,337)    (37,430,138)
                                             ------------     -----------    ------------    ------------
   NET INCREASE (DECREASE) FROM CAPITAL
      SHARE TRANSACTIONS                       21,830,974      17,965,893       2,311,708     (10,971,415)
                                             ------------     -----------    ------------    ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS     18,659,413      16,152,361       5,226,124      (9,569,895)

Net Assets:
   BEGINNING OF PERIOD                         40,361,907      24,209,546      53,253,536      62,823,431
                                             ------------     -----------    ------------    ------------
   END OF PERIOD                               59,021,320      40,361,907      58,479,660      53,253,536
                                             ============     ===========    ============    ============

   UNDISTRIBUTED NET INVESTMENT INCOME       $         --     $        --    $        357    $         --

---------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 93

                       STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------
                                                SHORT-INTERMEDIATE FIXED-INCOME        MORTGAGE SECURITIES
                                                -------------------------------   -----------------------------
                                                  YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DEC. 31, 2002    DEC. 31, 2001   DEC. 31, 2002   DEC. 31, 2001
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME                         $  2,678,008     $  2,824,780    $  7,057,395    $  7,408,812
   NET REALIZED GAIN (LOSS) ON INVESTMENTS           (386,187)        (104,262)      1,271,912       3,007,396
   CHANGE IN UNREALIZED APPRECIATION OF
      INVESTMENTS                                   1,541,470          690,827       2,815,470        (515,956)
                                                 ------------     ------------    ------------    ------------
   NET INCREASE FROM OPERATIONS                     3,833,291        3,411,345      11,144,777       9,900,252

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                (2,350,079)      (2,502,030)     (6,003,541)     (6,381,124)
      INVESTOR CLASS                                 (320,462)        (384,151)       (863,878)       (896,553)
      C SHARE CLASS                                        --               --              --              --
                                                 ------------     ------------    ------------    ------------
                                                   (2,670,541)      (2,886,181)     (6,867,419)     (7,277,677)
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                        --               --        (895,154)       (551,755)
      INVESTOR CLASS                                       --               --         (54,691)        (86,050)
      C SHARE CLASS                                        --               --              --              --
                                                 ------------     ------------    ------------    ------------
                                                           --               --        (949,845)       (637,806)
                                                 ------------     ------------    ------------    ------------
   NET DECREASE FROM DISTRIBUTIONS                 (2,670,541)      (2,886,181)     (7,817,264)     (7,915,482)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                     27,298,736       32,923,759     102,101,855      34,361,860
   REINVESTMENT OF DISTRIBUTIONS                      490,088          690,316       1,654,491       1,508,138
   COST OF REDEMPTIONS                            (41,753,263)     (33,871,694)    (59,767,683)    (50,588,506)
                                                 ------------     ------------    ------------    ------------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE
      TRANSACTIONS                                (13,964,439)        (257,619)     43,988,663     (14,718,508)
                                                 ------------     ------------    ------------    ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS        (12,801,689)         267,545      47,316,176     (12,733,738)

Net Assets:
   BEGINNING OF PERIOD                             63,500,586       63,233,041     129,429,251     142,162,989
                                                 ------------     ------------    ------------    ------------
   END OF PERIOD                                   50,698,897       63,500,586     176,745,427     129,429,251
                                                 ============     ============    ============    ============

   UNDISTRIBUTED NET INVESTMENT INCOME           $      4,798     $         --    $         --    $         --

---------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 94

                       STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT MONEY
                                                  ---------------------------------
                                                     YEAR ENDED        YEAR ENDED
                                                   DEC. 31, 2002     DEC. 31, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME                          $    15,687,643   $    29,524,543
   NET REALIZED GAIN (LOSS) ON INVESTMENTS,
      FUTURES AND OPTIONS                                      --                --
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                            --                --
                                                  ---------------   ---------------
   NET INCREASE FROM OPERATIONS                        15,687,643        29,524,543

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                   (15,582,318)      (29,246,503)
      INVESTOR CLASS                                     (105,325)         (279,348)
      C SHARE CLASS
                                                  ---------------   ---------------
                                                      (15,687,643)      (29,525,851)
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                            --                --
      INVESTOR CLASS                                           --                --
      C SHARE CLASS                                            --                --
                                                  ---------------   ---------------
                                                               --                --
                                                  ---------------   ---------------
   NET DECREASE FROM DISTRIBUTIONS                    (15,687,643)      (29,525,851)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                      2,349,481,394     1,925,895,649
   REINVESTMENT OF DISTRIBUTIONS                          685,954         1,129,807
   COST OF REDEMPTIONS                             (2,266,766,807)   (1,299,968,774)
                                                  ---------------   ---------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS        83,400,541       627,056,682
                                                  ---------------   ---------------
   TOTAL INCREASE IN NET ASSETS                        83,400,541       627,055,374

Net Assets:
   BEGINNING OF PERIOD                              1,187,056,426       560,001,052
                                                  ---------------   ---------------
   END OF PERIOD                                    1,270,456,967     1,187,056,426
                                                  ===============   ===============

   UNDISTRIBUTED NET INVESTMENT INCOME            $            --   $            --

-----------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 95

                       STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                              ACCESSOR                   ACCESSOR INCOME &
                                                         INCOME ALLOCATION               GROWTH ALLOCATION
                                                   -----------------------------   -----------------------------
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2002   DEC. 31, 2001
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME                            $   531,550     $   140,175     $   209,970     $  172,311
   NET REALIZED GAIN ON INVESTMENTS                      21,767           1,066          21,846         14,632
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                     100,298         (90,768)       (392,246)      (182,393)
                                                    -----------     -----------     -----------     ----------
   NET INCREASE (DECREASE) FROM OPERATIONS              653,615          50,473        (160,430)         4,550

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                    (441,699)        (96,961)       (107,562)       (69,395)
      INVESTOR CLASS                                    (89,851)        (44,212)       (102,408)      (104,488)
      C SHARE CLASS                                          --              --              --             --
                                                    -----------     -----------     -----------     ----------
                                                       (531,550)       (141,173)       (209,970)      (173,883)
   FROM NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                     (17,057)            (69)         (8,757)        (5,162)
      INVESTOR CLASS                                     (4,710)             (9)         (6,567)        (7,884)
      C SHARE CLASS                                          --              --              --             --
                                                    -----------     -----------     -----------     ----------
                                                        (21,767)            (78)        (15,324)       (13,046)
   IN EXCESS NET OF REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                      (3,168)             --              --             --
      INVESTOR CLASS                                       (645)             --              --             --
      C SHARE CLASS                                          --              --              --             --
                                                    -----------     -----------     -----------     ----------
                                                         (3,813)             --              --             --
   RETURN OF CAPITAL
      ADVISOR CLASS                                      (3,677)             --              --             --
      INVESTOR CLASS                                       (748)             --              --             --
      C SHARE CLASS                                          --              --              --             --
                                                    -----------     -----------     -----------     ----------
                                                         (4,425)             --              --             --
                                                    -----------     -----------     -----------     ----------
   NET DECREASE FROM DISTRIBUTIONS                     (561,555)       (141,251)       (225,294)      (186,929)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                        5,917,135      14,197,556       5,585,596      4,645,230
   REINVESTMENT OF DISTRIBUTIONS                        216,590          86,961         209,958        184,160
   COST OF REDEMPTIONS                               (7,824,991)       (918,825)     (3,038,289)      (915,037)
                                                    -----------     -----------     -----------     ----------
   NET INCREASE (DECREASE) FROM CAPITAL
      SHARE TRANSACTIONS                             (1,691,266)     13,365,692       2,757,265      3,914,353
                                                    -----------     -----------     -----------     ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS           (1,599,206)     13,274,914       2,371,541      3,731,974

Net Assets:
   BEGINNING OF PERIOD                               14,129,475         854,561       6,326,933      2,594,959
                                                    -----------     -----------     -----------     ----------
   END OF PERIOD                                     12,530,269      14,129,475       8,698,474      6,326,933
                                                    ===========     ===========     ===========     ==========

   UNDISTRIBUTED NET INVESTMENT INCOME              $        --     $        --     $        --     $       --

----------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 96

                       STATEMENTS OF CHANGES IN NET ASSETS

---------------------------------------------------------------------------------------------------------------
                                                             ACCESSOR                   ACCESSOR GROWTH &
                                                       BALANCED ALLOCATION              INCOME ALLOCATION
                                                  -----------------------------   -----------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  DEC. 31, 2002   DEC. 31, 2001   DEC. 31, 2002   DEC. 31, 2001
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME                           $   468,892     $   360,109     $   473,563     $   263,830
   NET REALIZED GAIN ON INVESTMENTS                     33,222          61,812          18,535          43,211
   CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS                 (2,003,592)       (562,337)     (2,795,216)         53,604
                                                   -----------     -----------     -----------     -----------
   NET INCREASE (DECREASE) FROM OPERATIONS          (1,501,478)       (140,416)     (2,303,118)        360,645

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                   (308,116)       (230,968)       (425,977)       (237,009)
      INVESTOR CLASS                                  (144,573)       (131,035)        (47,586)        (26,863)
      C SHARE CLASS                                         --              --              --              --
                                                   -----------     -----------     -----------     -----------
                                                      (452,689)       (362,003)       (473,563)       (263,872)
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                    (22,161)        (36,289)        (15,048)        (39,010)
      INVESTOR CLASS                                   (12,024)        (23,616)         (2,252)         (4,146)
      C SHARE CLASS                                         --              --              --              --
                                                   -----------     -----------     -----------     -----------
                                                       (34,185)        (59,905)        (17,300)        (43,156)
                                                   -----------     -----------     -----------     -----------
   NET DECREASE FROM DISTRIBUTIONS                    (486,874)       (421,908)       (490,863)       (307,028)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                       9,371,674      14,076,979       7,771,053      21,789,440
   REINVESTMENT OF DISTRIBUTIONS                       467,703         418,991         478,275         264,166
   COST OF REDEMPTIONS                              (5,963,222)     (2,521,026)     (6,661,734)     (1,449,892)
                                                   -----------     -----------     -----------     -----------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS      3,876,155      11,974,944       1,587,594      20,603,714
                                                   -----------     -----------     -----------     -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS           1,887,803      11,412,620      (1,206,387)     20,657,331

Net Assets:
   BEGINNING OF PERIOD                              16,694,603       5,281,983      20,991,532         334,201
                                                   -----------     -----------     -----------     -----------
   END OF PERIOD                                    18,582,406      16,694,603      19,785,145      20,991,532
                                                   ===========     ===========     ===========     ===========

   UNDISTRIBUTED NET INVESTMENT INCOME             $    16,203     $        --     $        --     $        --

---------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 97

                       STATEMENTS OF CHANGES IN NET ASSETS

 ------------------------------------------------------------------------------------------------------------------------
                                                                        ACCESSOR                 ACCESSOR AGGRESSIVE
                                                                   GROWTH ALLOCATION              GROWTH ALLOCATION
                                                             -----------------------------  -----------------------------
                                                               YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                             DEC. 31, 2002   DEC. 31, 2001  DEC. 31, 2002   DEC. 31, 2001
-------------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS:

From Operations:
   NET INVESTMENT INCOME (LOSS)                               $   448,125     $   294,797     $    11,239    $    (1,295)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (12,003)         98,536        (195,407)        61,052
   CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS            (5,777,808)       (686,610)     (3,757,842)      (912,116)
                                                              -----------     -----------     -----------    -----------
   NET DECREASE FROM OPERATIONS                                (5,341,686)       (293,277)     (3,942,010)      (852,359)

Distributions From:
   NET INVESTMENT INCOME
      ADVISOR CLASS                                              (358,751)       (227,182)        (11,213)            --
      INVESTOR CLASS                                              (89,374)        (67,615)             --             --
      C SHARE CLASS                                                    --              --              --             --
                                                              -----------     -----------     -----------    -----------
                                                                 (448,125)       (294,797)        (11,213)            --
   NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                                    --         (73,037)             --        (33,230)
      INVESTOR CLASS                                                   --         (25,961)             --        (27,822)
      C SHARE CLASS                                                    --              --              --             --
                                                              -----------     -----------     -----------    -----------
                                                                       --         (98,998)             --        (61,052)
   IN EXCESS OF NET REALIZED GAIN ON INVESTMENTS
      ADVISOR CLASS                                                (8,419)             --          (6,590)       (23,400)
      INVESTOR CLASS                                               (2,983)             --          (5,563)       (19,405)
      C SHARE CLASS                                                    --              --              --             --
                                                              -----------     -----------     -----------    -----------
                                                                  (11,402)             --         (12,153)       (42,805)
RETURN OF CAPITAL
      ADVISOR CLASS                                                (1,961)             --              --             --
      INVESTOR CLASS                                                 (488)             --              --             --
      C SHARE CLASS                                                    --              --              --             --
                                                              -----------     -----------     -----------    -----------
                                                                   (2,449)             --              --             --
                                                              -----------     -----------     -----------    -----------
   NET DECREASE FROM DISTRIBUTIONS                               (461,976)       (393,795)        (23,366)      (103,857)

Capital Share Transactions (Note 4):
   PROCEEDS FROM SUBSCRIPTIONS                                  9,327,970      29,597,829       5,573,401     17,836,164
   REINVESTMENT OF DISTRIBUTIONS                                  450,665         357,378          23,330        103,619
   COST OF REDEMPTIONS                                         (8,892,388)     (4,855,029)     (6,298,605)    (5,076,845)
                                                              -----------     -----------     -----------    -----------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS        886,247      25,100,178        (701,874)    12,862,938
                                                              -----------     -----------     -----------    -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                     (4,917,415)     24,413,106      (4,667,250)    11,906,722

Net Assets:
   BEGINNING OF PERIOD                                         32,099,051       7,685,945      19,292,441      7,385,719
                                                              -----------     -----------     -----------    -----------
   END OF PERIOD                                               27,181,636      32,099,051      14,625,191     19,292,441
                                                              ===========     ===========     ===========    ===========

   UNDISTRIBUTED NET INVESTMENT INCOME                        $        --     $        --     $        26    $        --

-------------------------------------------------------------------------------------------------------------------------

Please see "Notes to Financial Statements" for further information.


                                   accessor 98

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

1.   ORGANIZATION

     Accessor Funds, Inc. ("Accessor Funds") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of 15 diversified investment funds (individually, a "Fund", collectively, the "Funds"): Growth Fund, Value Fund, Small to Mid Cap Fund (the "Equity Funds"), International Equity Fund (the "International Fund"), High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, (the "Bond Funds"), and U.S. Government Money Fund (the "Money Fund"); and the Accessor Allocation Funds: Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund, and Accessor Aggressive Growth Allocation Fund (the "Accessor Allocation Funds"). Accessor Funds was incorporated in Maryland on June 10, 1991. Each Fund currently offers three classes of shares, Advisor Class Shares, Investor Class Shares, and C Class Shares. Each class of shares have identical rights and privileges except with respect to expenses specific to each class, and voting rights on matters affecting a single class, including distribution, shareholder service and administrative service arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Actual results could differ from those estimates.

~ Security Valuation

Net Asset Value ("NAV") per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm EST. The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on a national securities exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when prices of foreign securities in which a Fund invests may change on days when shareholders are not able to buy or sell Fund shares. Over-the-counter equity securities, options, and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices.

     Fixed-income securities and other assets for which market quotations are readily available (other than short-term obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services with consideration of such factors as institutional-sized trading in similar groups of securities, quality, yield, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Investments in the Money Fund and short-term debt investments maturing in 60 days or less are valued using amortized cost, which approximates market value.

     Mutual fund investments in the Accessor Allocation Funds are valued at the closing net asset value per share.

     An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market for which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes more accurately reflects fair value.

~ Security Transactions and Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes. Dividend income, less foreign tax withheld, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Realized gains and losses on the sale of investments are determined on the identified cost basis.

~ Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. The Bond Funds may purchase debt obligations that are payable in a foreign currency, and the International Fund and Equity Funds may purchase equity securities that are payable in a foreign currency. For these Funds, investment securities, other assets and liabilities denominated in a foreign currency are accessor 99

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

translated into U.S. dollars at the exchange rate on the day of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the rate on the dates of the transactions.

     Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amount of income initially recorded on each of the Fund's books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rates.

     The Funds report certain foreign currency related security transactions as components of realized gains and losses in the statements of operations for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations.

~ Off-Balance Sheet Risk

     The Funds (other than the Money Fund and the Accessor Allocation Funds) may trade financial instruments with off-balance sheet risk in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts, futures contracts and options transactions.

     The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

~ Futures Contracts

     The Funds (other than the Money Fund and the Accessor Allocation Funds) are permitted to enter into financial futures contracts and stock index futures contracts in accordance with their investment objectives. The International Fund may also purchase and write futures contracts on foreign currencies. A Fund is required to deposit with the counter party either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the contract. Such payments or receipts are known as variation margin and are recorded for financial statement purposes as unrealized gains or losses by a Fund. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in the value of the underlying securities may not correlate to the change in value of the contracts.

~ Forward Foreign Currency Exchange Contracts

     The International Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. It may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The International Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss until the contract settlement date, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the International Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the International Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

~ Options Transactions

The Funds (other than the Money Fund and the Accessor Allocation Funds) may purchase and sell call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market.


                                  accessor 100

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

The International Fund may also purchase and sell call and put options on foreign currencies.

     When any of the Funds writes a covered call or put option, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     When any of the Funds purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

     The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

~ Repurchase Agreements

     The Funds may enter into repurchase agreements (agreements to purchase securities--generally securities of the U.S. Government, its agencies or instrumentalities--subject to the seller's agreement to repurchase them at a specified time and price) with well-established dealers or institutions that the Funds' management has determined to be creditworthy. It is the Funds' policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the market value including accrued interest is at least equal to the amount owed to the Funds under each repurchase agreement.

~ Distributions to Shareholders

     Distributions from net investment income, if any, are declared daily and paid monthly for the Money Fund; declared and paid monthly for the Bond Funds and the Accessor Income Allocation Fund; declared and paid quarterly for the Equity Funds and the other Accessor Allocation Funds; and, declared and paid annually for the International Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

~ Federal Income Taxes

     It is each Fund's intention to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company and distribute substantially all of its taxable income and net realized gains, if any, to shareholders. In addition, by distributing all of its taxable income and realized gains to shareholders, the Funds will not be subject to a Federal excise tax. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized gains or losses reported in these financial statements may differ from that reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying financial statements. Net investment losses, for tax purposes, are reclassified to paid-in-capital.

~ Forward Commitments

The Funds (other than the Accessor Allocation Funds) may contract to purchase securities for a fixed price at a future date beyond accessor 101

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

the customary settlement period (i.e. "when issued," "delayed delivery," "forward commitment" or "TBA") consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

     The Funds may enter into TBAsale commitments to hedge their Fund positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBAsale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

     Unsettled TBAsale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBAsale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

~ Other

Shared expenses incurred by Accessor Funds are allocated among the Funds based on each Fund's ratio of relative net assets to the combined net assets. Specifically identified direct expenses are charged to each Fund as incurred to the extent practicable. Investment income, realized and unrealized gains and losses and Fund expenses not specific to any class of shares are prorated among the classes based upon the relative net assets of each class. Certain specifically identified direct expenses of each class are charged to that class as incurred.

~ Restricted Securities

The Funds (other than the Accessor Allocation Funds) are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information relating to restricted securities held at December 31, 2002 is detailed in the Schedules of Investments, as applicable.

~ Commission Recapture

Certain Funds direct portfolio trades to brokers who reimburse the applicable Funds a portion of the commissions paid on such transactions. These amounts have been reflected as commission recapture in the Statement of Operations.

~ Redemption Fees

Shares exchanged or redeemed from Growth, Value, Small to Mid Cap, International Equity and High Yield Bond Funds within 90 days from the date of purchase are subject to a redemption fee equal to 2% of the proceeds of the redeemed or exchanged shares. These fees, which are retained by the Funds, are accounted for as an addition to paid-in-capital.


                                  accessor 102

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

3.   RELATED PARTY TRANSACTIONS

Manager

Accessor Funds has a management agreement with Accessor Capital Management LP ("Accessor Capital"). Pursuant to this agreement, Accessor Capital operates and administers the provision of all general management, investment advisory and Fund management services. Accessor Capital also directly manages the Money Fund and the Accessor Allocation Funds. Fees paid to Accessor Capital are computed monthly based on the following annualized rates calculated on the average daily net assets of each Fund.

--------------------------------------------------------------------------------
ACCESSOR FUNDS                                             ANNUAL MANAGEMENT FEE
--------------------------------------------------------------------------------
GROWTH                                                              0.45%
VALUE                                                               0.45
SMALL TO MID CAP                                                    0.60
INTERNATIONAL EQUITY                                                0.55
HIGH YIELD BOND                                                     0.36
INTERMEDIATE FIXED-INCOME                                           0.33*
SHORT-INTERMEDIATE FIXED-INCOME                                     0.33*
MORTGAGE SECURITIES                                                 0.36
U.S. GOVERNMENT MONEY                                               0.08*
INCOME ALLOCATION                                                   0.10
INCOME & GROWTH ALLOCATION                                          0.10
BALANCED ALLOCATION                                                 0.10
GROWTH & INCOME ALLOCATION                                          0.10
GROWTH ALLOCATION                                                   0.10
AGGRESSIVE GROWTH ALLOCATION                                        0.10

* Effective April 30, 2002, the Board of Directors approved the reduction of the Management Fee from 0.36% for the Intermediate Fixed-Income and Short-Intermediate Fixed-Income Funds and from 0.25% for the U.S. Government Money Fund, respectively.

Accessor Funds received an exemptive order that allows the Accessor Allocation Funds to enter into an agreement with the Equity, International, Bond and Money Funds ("Underlying Funds"), under which the Underlying Funds will pay the expenses of the Accessor Allocation Funds (other than the Accessor Allocation Funds' direct management fees, distribution and service fees and administrative services fees) to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Accessor Allocation Funds. To the extent these expenses are not paid by the Underlying Funds, Accessor Capital has agreed to pay these expenses for the fiscal years ended December 31, 2000 through 2003. None of the expenses incurred by the Allocation Funds during 2002, were paid by the Underlying Funds. The expenses paid by Accessor Capital are reflected in the Statement of Operations for the respective Allocation Fund.

~ Money Managers

Each Fund's assets (other than the Money Fund and the Accessor Allocation Funds) are invested by an investment management organization (individually, a "Money Manager"; collectively, the "Money Managers"), researched and recommended by Accessor Capital. For the first five complete calendar quarters of management by its Money Manager, each Fund will pay its respective Money Manager on a quarterly basis an annual fee based on the average daily net assets of the Fund managed by such Money Manager. This fee has two components, the Basic Fee and the Fund Management Fee. Commencing with the sixth calendar quarter of management for each Fund (other than the Small to Mid Cap Fund), the Money Manager fee consists of two components, the Basic Fee and the Performance Fee. The Money Manager of the Small to Mid Cap Fund will receive only a Performance Fee.

     The Performance Fee component is adjusted each quarter based on the annualized investment performance of each Money Manager relative to the annualized investment performance of the following benchmark indices, which may be changed only with the approval of Accessor Funds' Board of Directors:


                                  accessor 103

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------
FUND                                  INDEX
--------------------------------------------------------------------------------
GROWTH                                S&P 500/BARRA Growth Index
VALUE                                 S&P 500/BARRA Value Index
SMALL TO MID CAP                      Wilshire 4500 Index
INTERNATIONAL EQUITY                  Morgan Stanley Capital International
                                      EAFE(R) + EMF Index
HIGH YIELD BOND                       Lehman Brothers U.S. Corporate High Yield
                                      Index
INTERMEDIATE FIXED-INCOME             Lehman Brothers Government/Credit Index
SHORT-INTERMEDIATE FIXED-INCOME       Lehman Brothers Government/Credit 1-5 Year
                                      Index
MORTGAGE SECURITIES                   Lehman Brothers Mortgage-Backed Securities
                                      Index
--------------------------------------------------------------------------------

     For the year ended December 31, 2002, the following Basic Fees, Fund Management Fees and Performance Fees were calculated based on the average daily net assets of the Funds:

--------------------------------------------------------------------------------
                                                 FUND
                                      BASIC   MANAGEMENT   PERFORMANCE    TOTAL
FUND                        QUARTER    FEE        FEE          FEE         FEE
--------------------------------------------------------------------------------
GROWTH                      FIRST     0.10%        --           --        0.10%
                            SECOND    0.10%        --           --        0.10%
                            THIRD     0.10%        --           --        0.10%
                            FOURTH    0.10%        --           --        0.10%

VALUE                       FIRST     0.10%      0.10%          --        0.20%
                            SECOND    0.10%      0.10%          --        0.20%
                            THIRD     0.10%        --           --        0.10%
                            FOURTH    0.10%        --           --        0.10%

SMALL TO MID CAP            FIRST       --       0.20%          --        0.20%
                            SECOND      --       0.20%          --        0.20%
                            THIRD       --       0.20%          --        0.20%
                            FOURTH      --         --         0.42%       0.42%

INTERNATIONAL               FIRST     0.20%      0.20%          --        0.40%
EQUITY(1)                   SECOND    0.20%      0.20%          --        0.40%
                            THIRD     0.20%      0.20%          --        0.40%
                            FOURTH    0.20%      0.20%          --        0.40%

HIGH YIELD                  FIRST     0.07%        --         0.22%       0.29%
BOND                        SECOND    0.07%        --         0.22%       0.29%
                            THIRD     0.07%        --         0.22%       0.29%
                            FOURTH    0.07%        --         0.22%       0.29%

INTERMEDIATE                FIRST     0.02%        --           --        0.02%
FIXED-INCOME(2)             SECOND    0.05%        --           --        0.05%
                            THIRD     0.05%        --           --        0.05%
                            FOURTH    0.05%        --         0.11%       0.16%

SHORT-                      FIRST     0.02%        --           --        0.02%
INTERMEDIATE                SECOND    0.05%        --           --        0.05%
FIXED-INCOME(2)             THIRD     0.05%        --           --        0.05%
                            FOURTH    0.05%        --           --        0.05%

MORTGAGE                    FIRST     0.07%        --         0.16%       0.23%
SECURITIES                  SECOND    0.07%        --         0.16%       0.23%
                            THIRD     0.07%        --         0.12%       0.19%
                            FOURTH    0.07%        --         0.12%       0.19%

(1) The International Equity Fund changed Money Managers on January 7, 2002. Beginning January 8, 2002 the new Money Manager received the Basic Fee of 0.20% and the Fund Management Fee of 0.20%.

(2)  Basic Fee increased on May 1, 2002 from 0.02% to 0.05%


                                  accessor 104

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

~ Distribution and Service Plan

Accessor Funds has adopted a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to the Investor Class Shares and C Class Shares of each Fund to compensate third party intermediaries or other service organizations each month for providing distribution and non-distribution-related services to certain shareholders of Accessor Funds. Under the terms of this plan, Accessor Funds will pay third party selling and distribution agents responsible for sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Accessor Funds will also pay third party service organizations for providing non-distribution related services such as account maintenance services.

     The maximum amount payable to service organizations under the Distribution and Service Plan, in aggregate, may not exceed on an annual basis 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares and 0.75% of the average daily net assets of each Fund for distribution and 0.25% of the average daily net assets of each Fund for shareholder service fees attributable to C Class Shares, respectively.

~ Distributor

Effective December 30, 2002, ALPS Distributors, Inc. is the distributor of the Funds. Accessor Funds' distribution and service plans for the Investor Class shares and the C Class shares that allow each class to pay distribution and service fees to ALPS Distributors, which may pay some or all of these fees to financial intermediaries for the sales and distribution-related activities and for providing non-distribution related shareholder services. In the aggregate, these fees will not exceed 0.25% annually of the Investor Class' average daily net assets and 1.00% annually of the C Class average daily net assets. The distribution and service fee is paid to each financial intermediary that enters into a selling agreement with ALPS Distributors based on the average daily net assets of accounts attributable to such intermediary.

Further, under the C Class distribution and service plan, ALPS Distributors will retain the first year of the 1.00% annual fees where ALPS Distributors pays financial intermediaries the annual fees upon the purchase of C Class shares. ALPS Distributors may retain the distribution and service fee for accounts not attributable to a broker-dealer. Certain C Class shares are subject to a 1.00% contingent deferred sales charge ("CDSC") for shares sold within one year after the date of purchase. Any CDSC is paid to ALPS Distributors. ALPS Distributors may remit portions of the CDSC to Accessor Capital to compensate Accessor Capital for financing the 1.00% up-front payment of the distribution and service fees to broker-dealers pursuant to certain C Class financing and servicing agreements between ALPS Distributors and Accessor Capital.

~ Defensive Distribution and Service Plan

Accessor Funds has adopted a Defensive Distribution and Service Plan contemplated under Rule 12b-1 of the Investment Company Act of 1940 with respect to Advisor Class Shares of the Underlying Funds to allow Accessor Capital the ability to pay for distribution-related expenses out of its profits. The Defensive Distribution and Service Plan was approved by the shareholders of the Advisor Class shares of the Underlying Funds at a meeting of shareholders held April 29, 2002.

~ Shareholder Services Plan

Accessor Funds has adopted a Shareholder Services Plan with respect to Advisor Class, Investor Class and C Class shares of the Money Fund. Pursuant to the Shareholder Services Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own Money Fund shares either directly or through omnibus accounts. The maximum amount payable to Accessor Capital is 0.25% of the average daily net assets of the Investor, Advisor and C Class shares of the Money Fund , respectively; provided, however, that the Money Fund shall not directly or indirectly pay any distribution or non-distribution related amounts for the Investor Class or C Class shares that will be allocated under the Accessor Funds' Distribution and Service Plans or any non-distribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.

~ Administrative Services Plan

Accessor Funds has adopted an Administrative Services Plan with respect to the Investor Class Shares of each Fund to reimburse third party service organizations who provide administrative and support services. The maximum amount payable to service organizations under the Administrative Services Plan for these expenses on an annual basis is 0.25% of the average daily net assets of each Fund attributable to Investor Class Shares, provided, however, that no Fund shall directly or indirectly pay any distribution-related amounts that will be allocated under Accessor Funds' Distribution and Service Plan.


                                  accessor 105

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

~ Transfer Agent and Administration

Accessor Funds has a Transfer Agency and Administrative Agreement with Accessor Capital. Pursuant to this agreement, Accessor Capital acts as transfer agent and administrator to Accessor Funds, performing all transfer agent and certain compliance services. The fees are computed as a percentage of each Fund's average daily net assets, as well as a transaction fee ($0.50 per transaction) and the reimbursement of out-of-pocket expenses, with the exception of the Accessor Allocation Funds, for which no fee is charged.

~ Director Fees and Expenses

The Funds do not pay any compensation directly to its officers or directors who are directors, officers or employees of Accessor Capital or its affiliates. Each other director receives a fee of $3,000 for each meeting of the Board of Directors attended. Reasonable expenses of the Board are reimbursed by the Funds.

4.   SHARES OF STOCK

Accessor Funds, incorporated in Maryland on June 10, 1991, is authorized to issue 15 billion shares of Common Stock, $.001 par value. Transactions in shares of the Funds were as follows:

-------------------------------------------------------------------------------------------------------------
                                          ADVISOR CLASS               INVESTOR CLASS             C CLASS
                                   --------------------------   -------------------------   -----------------
FUND                                 SHARES         AMOUNT        SHARES        AMOUNT      SHARES    AMOUNT
-------------------------------------------------------------------------------------------------------------
GROWTH

Year Ended December 31, 2002
   SHARES SUBSCRIBED                2,392,209   $  47,869,836      145,923   $  3,011,209   42,762   $732,942
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                  8,259         150,618           --             --       --         --
   SHARES REDEEMED                 (3,837,101)    (75,896,875)  (1,262,062)   (22,147,970)      --         --
                                   ----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)         (1,436,633)  $ (27,876,421)  (1,116,139)  $(19,136,761)  42,762   $732,942

Year Ended December 31, 2001
   SHARES SUBSCRIBED                2,857,999   $  65,158,106      455,748   $ 10,458,929
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                     --              --           --             --
   SHARES REDEEMED                 (5,046,100)   (116,812,657)    (199,227)    (4,392,796)
                                   ----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)         (2,188,101)  $ (51,654,551)     256,521   $  6,066,133

VALUE

Year Ended December 31, 2002
   SHARES SUBSCRIBED                1,842,004   $  29,015,982      282,086   $  4,670,820   46,922   $639,069
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                 19,563         281,367        1,178         16,257       --         --
   SHARES REDEEMED                 (3,088,657)    (47,615,597)  (1,601,681)   (22,089,065)      --         --
                                   ----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)         (1,227,090)  $ (18,318,248)  (1,318,417)  $(17,401,988)  46,922   $639,069

Year Ended December 31, 2001
   SHARES SUBSCRIBED                2,617,057   $  49,734,889      746,110   $ 14,638,288
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                150,661       2,937,008       28,890        567,117
   SHARES REDEEMED                 (3,613,152)    (69,688,018)    (395,704)    (8,078,637)
                                   ----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)           (845,434)  $ (17,016,121)     379,296   $  7,126,768

-------------------------------------------------------------------------------------------------------------


                                  accessor 106

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------------
                                          ADVISOR CLASS                INVESTOR CLASS             C CLASS
                                   ---------------------------   -------------------------   -----------------
FUND                                  SHARES         AMOUNT        SHARES        AMOUNT      SHARES    AMOUNT
--------------------------------------------------------------------------------------------------------------
SMALL TO MID CAP

Year Ended December 31, 2002
   SHARES SUBSCRIBED                 3,257,325   $  53,926,148       84,401   $  1,358,768   34,429   $503,354
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                      --              --           --             --       --         --
   SHARES REDEEMED                  (5,293,943)    (86,503,256)  (1,441,541)   (22,937,616)      --         --
                                   -----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)          (2,036,618)  $ (32,577,108)  (1,357,140)  $(21,578,848)  34,429   $503,354

Year Ended December 31, 2001
   SHARES SUBSCRIBED                 6,878,589   $ 119,097,820      347,271   $  5,910,060
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                      --              --           --             --
   SHARES REDEEMED                 (10,835,283)   (187,136,076)    (290,687)    (4,785,200)
                                   -----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)          (3,956,694)  $ (68,038,256)      56,584   $  1,124,860

INTERNATIONAL EQUITY

Year Ended December 31, 2002
   SHARES SUBSCRIBED                 7,688,092   $  81,771,088      211,809   $  2,068,152   65,917   $635,433
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                      --              --           --             --       --         --
   SHARES REDEEMED                  (8,573,474)    (92,792,271)  (2,325,509)   (22,618,069)      --         --
                                   -----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)            (885,382)  $ (11,021,183)  (2,113,700)  $(20,549,917)  65,917   $635,433

Year Ended December 31, 2001
   SHARES SUBSCRIBED                17,689,063   $ 221,287,313    1,534,219   $ 18,559,780
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                      --              --           --             --
   SHARES REDEEMED                 (21,476,840)   (269,407,488)  (1,025,636)   (12,257,860)
                                   -----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)          (3,787,777)  $ (48,120,175)     508,583   $  6,301,920

HIGH YIELD BOND

Year Ended December 31, 2002
   SHARES SUBSCRIBED                 3,701,459   $  37,060,948      118,399   $  1,189,538   53,108   $523,649
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                  46,004         464,612        7,002         70,505       --         --
   SHARES REDEEMED                    (825,148)     (8,256,054)    (917,558)    (9,222,224)      --         --
                                   -----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)           2,922,315   $  29,269,506     (792,157)  $ (7,962,181)  53,108   $523,649

Year Ended December 31, 2001
   SHARES SUBSCRIBED                 1,950,627   $  21,617,674       79,271   $    890,841
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                  29,039         320,191        5,683         62,836
   SHARES REDEEMED                    (402,673)     (4,467,192)     (40,618)      (458,457)
                                   -----------   -------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)           1,576,993   $  17,470,673       44,336   $    495,220

--------------------------------------------------------------------------------------------------------------


                                  accessor 107

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------
                                         ADVISOR CLASS               INVESTOR CLASS             C CLASS
                                   -------------------------   -------------------------   -----------------
FUND                                 SHARES        AMOUNT        SHARES        AMOUNT      SHARES    AMOUNT
------------------------------------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME

Year Ended December 31, 2002
   SHARES SUBSCRIBED                2,817,020   $ 34,251,619       68,918   $    837,159   49,919   $621,496
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                 80,041        979,986       15,562        190,785       --         --
   SHARES REDEEMED                 (2,605,059)   (32,044,274)    (206,744)    (2,525,063)      --         --
                                   ----------   ------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)            292,002   $  3,187,331     (122,264)  $ (1,497,119)  49,919   $621,496

Year Ended December 31, 2001
   SHARES SUBSCRIBED                2,006,983   $ 24,022,435      131,272   $  1,557,002
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                 62,849        746,067       11,219        133,219
   SHARES REDEEMED                 (2,949,194)   (35,430,889)    (168,018)    (1,999,249)
                                   ----------   ------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)           (879,362)  $(10,662,387)     (25,527)  $   (309,028)

SHORT-INTERMEDIATE FIXED-INCOME

Year Ended December 31, 2002
   SHARES SUBSCRIBED                2,104,354   $ 25,624,937       87,396   $  1,067,367   49,183   $606,432
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                 34,544        419,864        5,781         70,224       --         --
   SHARES REDEEMED                 (3,283,381)   (40,174,250)    (129,205)    (1,579,013)      --         --
                                   ----------   ------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)         (1,144,483)  $(14,129,449)     (36,028)  $   (441,422)  49,183   $606,432

Year Ended December 31, 2001
   SHARES SUBSCRIBED                2,557,775   $ 31,401,798      124,984   $  1,521,961
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                 50,181        609,939        6,599         80,377
   SHARES REDEEMED                 (2,619,465)   (31,943,127)    (157,834)    (1,928,567)
                                   ----------   ------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)            (11,509)  $     68,610      (26,251)  $   (326,229)

MORTGAGE SECURITIES

Year Ended December 31, 2002
   SHARES SUBSCRIBED                6,903,675   $ 89,418,930      938,530   $ 12,052,255   48,513   $630,670
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                114,207      1,472,466       14,113        182,025       --         --
   SHARES REDEEMED                 (2,457,996)   (31,645,354)  (2,165,982)   (28,122,329)      --         --
                                   ----------   ------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)          4,559,886   $ 59,246,042   (1,213,339)  $(15,888,049)  48,513   $630,670

Year Ended December 31, 2001
   SHARES SUBSCRIBED                2,404,269   $ 30,692,408      289,249   $  3,669,453
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                101,370      1,286,589       17,463        221,549
   SHARES REDEEMED                 (3,558,498)   (45,395,955)    (409,333)    (5,192,552)
                                   ----------   ------------   ----------   ------------   ------   --------
   NET INCREASE (DECREASE)         (1,052,859)  $(13,416,958)    (102,621)  $ (1,301,550)

------------------------------------------------------------------------------------------------------------


                                  accessor 108

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

------------------------------------------------------------------------------------------------------------------------
                                                ADVISOR CLASS                  INVESTOR CLASS               C CLASS
                                      --------------------------------   --------------------------   ------------------
FUND                                      SHARES            AMOUNT          SHARES        AMOUNT       SHARES    AMOUNT
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY

Year Ended December 31, 2002
   SHARES SUBSCRIBED                   2,324,234,088   $ 2,324,234,087    24,945,593   $ 24,945,592   301,715   $301,715
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                       634,159           634,159        51,795         51,795        --         --
   SHARES REDEEMED                    (2,252,345,728)   (2,252,345,727)  (14,421,082)   (14,421,080)       --         --
                                      --------------   ---------------   -----------   ------------   -------   --------
   NET INCREASE (DECREASE)                72,522,519   $    72,522,519    10,576,306   $ 10,576,307   301,715   $301,715

Year Ended December 31, 2001
   SHARES SUBSCRIBED                   1,918,300,323   $ 1,918,300,330     7,595,319   $  7,595,319
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                     1,045,316         1,045,316        84,491         84,491
   SHARES REDEEMED                    (1,294,194,586)   (1,294,194,586)   (5,774,188)    (5,774,188)
                                      --------------   ---------------   -----------   ------------   -------   --------
   NET INCREASE (DECREASE)               625,151,053   $   625,151,060     1,905,622   $  1,905,622

INCOME ALLOCATION

Year Ended December 31, 2002
   SHARES SUBSCRIBED                         281,203   $     4,251,659       110,385   $  1,664,476        66   $  1,000
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                         8,251           124,587         6,092         92,003        --         --
   SHARES REDEEMED                          (481,977)       (7,293,864)      (35,216)      (531,127)       --         --
                                      --------------   ---------------   -----------   ------------   -------   --------
   NET INCREASE (DECREASE)                  (192,523)  $    (2,917,618)       81,261   $  1,225,352        66   $  1,000

Year Ended December 31, 2001
   SHARES SUBSCRIBED                         825,399   $    12,548,149       108,711   $  1,649,407
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                         2,815            42,740         2,914         44,221
   SHARES REDEEMED                           (24,484)         (371,559)      (36,188)      (547,266)
                                      --------------   ---------------   -----------   ------------   -------   --------
   NET INCREASE (DECREASE)                   803,730   $    12,219,330        75,437   $  1,146,362

INCOME & GROWTH ALLOCATION

Year Ended December 31, 2002
   SHARES SUBSCRIBED                         290,346   $     3,957,622       116,691   $  1,626,974        74   $  1,000
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                         8,017           109,244         7,371        100,714        --         --
   SHARES REDEEMED                           (86,651)       (1,187,933)     (132,290)    (1,850,356)       --         --
                                      --------------   ---------------   -----------   ------------   -------   --------
   NET INCREASE (DECREASE)                   211,712   $     2,878,933        (8,228)  $   (122,668)       74   $  1,000

Year Ended December 31, 2001
   SHARES SUBSCRIBED                         191,534   $     2,784,054       127,083   $  1,861,176
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                         5,152            73,700         7,703        110,460
   SHARES REDEEMED                           (40,027)         (581,241)      (22,642)      (333,796)
                                      --------------   ---------------   -----------   ------------   -------   --------
   NET INCREASE (DECREASE)                   156,659   $     2,276,513       112,144   $  1,637,840

------------------------------------------------------------------------------------------------------------------------


                                  accessor 109

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------------------------------
                                           ADVISOR CLASS            INVESTOR CLASS           C CLASS
                                      -----------------------   ----------------------   ---------------
FUND                                    SHARES       AMOUNT      SHARES       AMOUNT     SHARES   AMOUNT
--------------------------------------------------------------------------------------------------------
BALANCED ALLOCATION

Year Ended December 31, 2002
   SHARES SUBSCRIBED                    487,960   $ 6,337,735    235,097   $ 3,032,939     81     $1,000
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                   24,433       311,328     12,271       156,375     --         --
   SHARES REDEEMED                     (269,354)   (3,455,016)  (194,959)   (2,508,206)    --         --
                                      ---------   -----------   --------   -----------    ----    ------
   NET INCREASE (DECREASE)              243,039   $ 3,194,047     52,409   $   681,108     81     $1,000

Year Ended December 31, 2001
   SHARES SUBSCRIBED                    765,777   $10,733,672    237,508   $ 3,343,307
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                   19,193       264,322     11,201       154,669
   SHARES REDEEMED                      (71,314)     (989,620)  (109,026)   (1,531,406)
                                      ---------   -----------   --------   -----------    ----    ------
   NET INCREASE (DECREASE)              713,656   $10,008,374    139,683   $ 1,966,570

GROWTH & INCOME ALLOCATION

Year Ended December 31, 2002
   SHARES SUBSCRIBED                    476,449   $ 6,056,672    140,718   $ 1,713,381     85     $1,000
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                   34,650       428,437      4,067        49,838     --
   SHARES REDEEMED                     (492,578)   (6,260,121)   (33,485)     (401,613)    --         --
                                      ---------   -----------   --------   -----------    ----    ------
   NET INCREASE (DECREASE)               18,521   $   224,988    111,300   $ 1,361,606     85     $1,000

Year Ended December 31, 2001
   SHARES SUBSCRIBED                  1,449,330   $19,622,713    153,447   $ 2,166,727
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                   17,215       233,153      2,294        31,013
   SHARES REDEEMED                      (93,532)   (1,271,447)   (13,094)     (178,445)
                                      ---------   -----------   --------   -----------    ----    ------
   NET INCREASE (DECREASE)            1,373,013   $18,584,419    142,647   $ 2,019,295

GROWTH ALLOCATION

Year Ended December 31, 2002
   SHARES SUBSCRIBED                    551,931   $ 6,548,740    232,751   $ 2,778,230     93     $1,000
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                   31,329       357,820      8,156        92,845     --         --
   SHARES REDEEMED                     (541,804)   (6,176,560)  (234,479)   (2,715,828)    --         --
                                      ---------   -----------   --------   -----------    ----    ------
   NET INCREASE (DECREASE)               41,456   $   730,000      6,428   $   155,247     93     $1,000

Year Ended December 31, 2001
   SHARES SUBSCRIBED                  1,891,155   $24,385,215    398,554   $ 5,212,614
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                   20,472       263,778      7,208        93,600
   SHARES REDEEMED                     (106,335)   (1,378,860)  (253,801)   (3,476,169)
                                      ---------   -----------   --------   -----------    ----    ------
   NET INCREASE (DECREASE)            1,805,292   $23,270,133    151,961   $ 1,830,045

--------------------------------------------------------------------------------------------------------


                                  accessor 110

                          NOTES TO FINANCIL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------
                                        ADVISOR CLASS           INVESTOR CLASS          C CLASS
                                   ----------------------------------------------------------------
FUND                                SHARES       AMOUNT      SHARES      AMOUNT     SHARES   AMOUNT
---------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION

Year Ended December 31, 2002
   SHARES SUBSCRIBED                249,120   $ 2,795,987    252,737   $2,776,414     100    $1,000
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                1,715        17,768        504        5,562      --        --
   SHARES REDEEMED                 (280,291)   (3,106,279)  (298,445)  (3,192,326)     --        --
                                   --------   -----------   --------   ----------     ---    ------
   NET INCREASE (DECREASE)          (29,456)  $  (292,524)   (45,204)  $ (410,350)    100    $1,000

Year Ended December 31, 2001
   SHARES SUBSCRIBED                940,931   $11,793,053    480,524   $6,043,111
   SHARES ISSUED ON REINVESTMENT
      OF DISTRIBUTIONS                4,465        56,257      3,780       47,362
   SHARES REDEEMED                 (122,171)   (1,564,830)  (262,863)  (3,512,015)
                                   --------   -----------   --------   ----------     ---    ------
   NET INCREASE (DECREASE)          823,225   $10,284,480    221,441   $2,578,458

---------------------------------------------------------------------------------------------------

5.   SECURITIES TRANSACTIONS

     During  the  year  ended   December  31,  2002,   purchases  and  sales  of
investments,   other  than  short-term  investments  and  government  securities aggregated, were as follows:

--------------------------------------------------------------------------------
                                                       PURCHASES        SALES
--------------------------------------------------------------------------------
Accessor Fund
   GROWTH                                            $ 94,362,267   $139,758,243
   VALUE                                              126,624,520    160,544,266
   SMALL TO MID CAP                                    64,850,941    118,459,370
   INTERNATIONAL EQUITY                                84,209,301    115,011,984
   HIGH YIELD BOND                                     68,827,006     48,512,752
   INTERMEDIATE FIXED- INCOME                          17,511,357     25,303,263
   SHORT-INTERMEDIATE FIXED-INCOME                     11,614,872     19,962,582
   MORTGAGE SECURITIES                                  4,944,737      4,760,702

Accessor Allocation Fund
   INCOME ALLOCATION                                    5,671,782      8,448,742
   INCOME & GROWTH ALLOCATION                           3,787,760      1,555,953
   BALANCED ALLOCATION                                  7,032,693      3,776,000
   GROWTH & INCOME ALLOCATION                           5,840,444      4,682,291
   GROWTH ALLOCATION                                    7,256,568      6,316,010
   AGGRESSIVE GROWTH ALLOCATION                         2,904,332      3,415,439

During the year ended December 31, 2002, purchases and sales of long-term U.S. government securities, were as follows:

--------------------------------------------------------------------------------
FUND                                                   PURCHASES        SALES
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME                            $ 34,906,888   $ 29,807,834
SHORT-INTERMEDIATE FIXED-INCOME                        17,528,995     24,755,228
MORTGAGE SECURITIES                                   411,073,868    418,270,199

--------------------------------------------------------------------------------


                                  accessor 111

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

6.   IDENTIFIED COST

     The identified cost for federal income tax purposes of investments owned by each Fund, their respective gross unrealized appreciation / (depreciation), and resulting net unrealized appreciation / (depreciation) as applicable at December 31, 2002 were as follows:

--------------------------------------------------------------------------------------------------
                                                                                          NET
                                                        GROSS           GROSS         UNREALIZED
                                      IDENTIFIED     UNREALIZED      UNREALIZED      APPRECIATION/
                                         COST       APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Accessor Fund
   GROWTH                            $110,955,241    $10,279,460    $(18,772,551)    $ (8,493,091)
   VALUE                               86,229,429      5,529,028     (16,716,554)     (11,187,526)
   SMALL TO MID CAP                   131,260,617     15,932,804     (35,289,509)
   INTERNATIONAL EQUITY                71,778,187      2,929,173     (14,050,206)     (11,121,033)
   HIGH YIELD BOND                     58,651,645      1,663,834      (3,151,513)     (1,487,679)
   INTERMEDIATE FIXED-INCOME           54,623,962      2,921,934        (356,424)       2,565,510
   SHORT-INTERMEDIATE FIXED-INCOME     47,641,857      1,979,149         (46,417)       1,932,732
   MORTGAGE SECURITIES                170,245,626      5,248,514        (310,137)       4,938,377

Accessor Allocation Fund
   INCOME ALLOCATION                 $ 12,476,478    $   161,970    $   (155,932)    $      6,038
   INCOME & GROWTH ALLOCATION           9,257,106         67,592        (641,968)        (574,376)
   BALANCED ALLOCATION                 21,033,482        179,418      (2,745,424)      (2,566,006)
   GROWTH & INCOME ALLOCATION          22,482,732         98,511      (2,840,064)      (2,741,553)
   GROWTH ALLOCATION                   33,604,228         52,444      (6,516,483)      (6,464,039)
   AGGRESSIVE GROWTH ALLOCATION        19,307,736          7,870      (4,747,827)      (4,739,957)

7.   CAPITAL LOSS CARRYOVERS

     At December 31, 2002, for federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realizable gains of each succeeding year until the earlier of its utilization or expiration

----------------------------------------------------------------------------------------------------------
FUND                                 EXPIRES IN 2007   EXPIRES IN 2008   EXPIRES IN 2009   EXPIRES IN 2010
----------------------------------------------------------------------------------------------------------

Accessor Fund
   GROWTH                                $     --         $2,762,234       $33,386,854       $12,659,192
   VALUE                                       --                 --         2,304,612        31,442,410
   SMALL TO MID CAP                            --                 --        59,518,592        11,530,381
   INTERNATIONAL EQUITY                        --          2,713,706        30,577,465        10,369,636
   HIGH YIELD BOND                             --             41,338         1,039,452         4,102,236
   INTERMEDIATE FIXED-INCOME                   --            131,071                --                --
   SHORT-INTERMEDIATE FIXED-INCOME        213,944            452,612           109,477           383,518
Accessor Allocation Fund
   GROWTH ALLOCATION                     $     --         $       --       $        --       $    23,405
   AGGRESSIVE GROWTH ALLOCATION                --                 --                --           176,225

----------------------------------------------------------------------------------------------------------


                                  accessor 112

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

8.   DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2002 and 2001 were as follows:

------------------------------------------------------------------------------------------------------------
                                              GROWTH                   VALUE              SMALL TO MID CAP
                                       -------------------   -------------------------   -------------------
                                           2002       2001       2002          2001          2002       2001
------------------------------------------------------------------------------------------------------------
Distributions paid from:
   ORDINARY INCOME                     $    349,567    $--   $    938,974   $1,195,831   $         --    $--
   LONG TERM CAPITAL GAINS                       --     --                   5,059,211             --     --
                                       ------------    ---   ------------   ----------   ------------    ---
                                            349,567     --        938,974    6,255,042             --     --
   RETURN OF CAPITAL                             --     --             --           --             --     --
                                       ------------    ---   ------------   ----------   ------------    ---
                                       $    349,567    $--   $    938,974   $6,255,042   $         --    $--

As of December 31, 2002, the
components of distributable earnings
on a tax basis were as follows:
   UNDISTRIBUTED ORDINARY INCOME       $     60,133          $     16,229                $         --
   UNDISTRIBUTED LONG TERM GAIN
      (LOSS)                            (48,808,281)          (33,747,022)                (71,048,973)
   UNREALIZED APPRECIATION
      (DEPRECIATION)                     (8,493,091)           (1,187,526)                (19,356,705)
                                       ------------    ---   ------------   ----------   ------------    ---
                                       $(57,241,239)         $(34,918,319)               $(90,405,678)
                                       ============    ===   ============   ==========   ============    ===

----------------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL EQUITY        HIGH YIELD BOND          INTERMEDIATE FIXED
                                       --------------------   ------------------------   -----------------------
                                           2002       2001        2002         2001         2002         2001
----------------------------------------------------------------------------------------------------------------
Distributions paid from:
   ORDINARY INCOME                     $         --    $--    $ 4,061,314   $3,083,951   $3,722,813   $3,392,176
   LONG TERM CAPITAL GAINS                       --     --             --           --           --           --
                                       ------------    ---    -----------   ----------   ----------   ----------
                                                 --     --      4,061,314    3,083,951    3,722,813    3,392,176
   RETURN OF CAPITAL                             --     --         16,402           --           --           --
                                       ------------    ---    -----------   ----------   ----------   ----------
                                       $         --    $--    $ 4,077,716   $3,083,951   $3,722,813   $3,392,176

As of December 31, 2002, the
components of distributable earnings
on a tax basis were as follows:
   UNDISTRIBUTED ORDINARY INCOME       $         --           $        --                $      357
   UNDISTRIBUTED LONG TERM GAIN
      (LOSS)                            (43,660,807)           (5,183,026)                 (131,071)
   UNREALIZED APPRECIATION
      (DEPRECIATION)                    (11,090,244)           (1,487,679)                2,565,510
                                       ------------    ---    -----------   ----------   ----------   ----------
                                       $(54,751,051)          $(6,670,705)               $2,434,796
                                       ============    ===    ===========   ==========   ==========   ==========

------------------------------------------------------------------------------------------------------------------
                                        SHORT-INTERMEDIATE FIXED     MORTGAGE SECURITIES     U.S. GOVERNMENT MONEY
                                       -------------------------   -----------------------   ---------------------
                                           2002          2001         2002         2001            2002      2001
------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   ORDINARY INCOME                     $ 2,670,541    $2,886,181   $6,867,383   $7,277,677     $15,687,743    $--
   LONG-TERM CAPITAL GAINS                      --            --      949,881      637,805              --     --
                                       -----------    ----------   ----------   ----------     -----------    ---
                                         2,670,541     2,886,181    7,817,264    7,915,482      15,687,743     --
   RETURN OF CAPITAL                            --            --           --           --              --     --
                                       -----------    ----------   ----------   ----------     -----------    ---
                                       $ 2,670,541    $2,886,181   $7,817,264   $7,915,482     $15,687,743    $--

As of December 31, 2002, the
components of distributable earnings
on a tax basis were as follows:
   UNDISTRIBUTED ORDINARY INCOME       $     4,798                 $       --                  $        --
   UNDISTRIBUTED LONG-TERM GAIN
      (LOSS)                            (1,159,601)                   357,405                       (2,374)
   UNREALIZED APPRECIATION
      (DEPRECIATION)                     1,932,732                  5,459,711                           --
                                       -----------    ----------   ----------   ----------     -----------    ---
                                       $   777,929                 $5,817,116                  $    (2,374)
                                       ===========    ==========   ==========   ==========     ===========    ===


                                  accessor 113

                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------------------------------
                                        INCOME ALLOCATION    INCOME & GROWTH ALLOCATION    BALANCED ALLOCATION
                                       -------------------   --------------------------   ----------------------
                                         2002       2001           2002       2001            2002        2001
----------------------------------------------------------------------------------------------------------------
Distributions paid from:
   ORDINARY INCOME                     $539,223   $141,173      $ 215,007   $173,883      $   475,945   $362,003
   LONG-TERM CAPITAL GAINS               17,907         78         10,287     13,046           10,929     59,905
                                       --------   --------      ---------   --------      -----------   --------
                                        557,130    141,251        225,294    186,929          486,874    421,908
   RETURN OF CAPITAL                      4,425         --             --         --               --         --
                                       --------   --------      ---------   --------      -----------   --------
                                       $561,555   $141,251      $ 225,294   $186,929      $   486,874   $421,908

As of December 31, 2002, the
components of distributable earnings
on a tax basis were as follows:

   UNDISTRIBUTED ORDINARY INCOME       $     --                 $   6,043                 $    16,203
   UNDISTRIBUTED LONG-TERM GAIN
      (LOSS)                                 --                       493                          --
   UNREALIZED APPRECIATION
      (DEPRECIATION)                      6,038                  (574,376)                 (2,566,006)
                                       --------   --------      ---------   --------      -----------   --------
                                       $  6,038                 $(567,840)                $(2,549,803)
                                       ========   ========      =========   ========      ===========   ========

-------------------------------------------------------------------------------------------------------------------------
                                       GROWTH & INCOME ALLOCATION       GROWTH ALLOCATION    AGGRESSIVE GROWTH ALLOCATION
                                       --------------------------   ----------------------   ----------------------------
                                             2002        2001           2002        2001            2002        2001
-------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
   ORDINARY INCOME                       $   481,486   $263,872     $   448,125   $294,797      $    11,213   $     --
   LONG-TERM CAPITAL GAINS                     9,377     43,156          11,402     98,998           12,153    103,857
                                         -----------   --------     -----------   --------      -----------   --------
                                             490,863    307,028         459,527    393,795           23,366    103,857
   RETURN OF CAPITAL                              --         --           2,449         --               --         --
                                         -----------   --------     -----------   --------      -----------   --------
                                         $   490,863   $307,028     $   461,976   $393,795      $    23,366   $103,857

As of December 31, 2002, the
components of distributable earnings
on a tax basis were as follows:
   UNDISTRIBUTED ORDINARY INCOME         $        --                $        --                 $        26
   UNDISTRIBUTED LONG-TERM GAIN
      (LOSS)                                   1,248                    (23,405)                   (176,225)
   UNREALIZED APPRECIATION
      (DEPRECIATION)                      (2,741,553)                (6,464,039)                 (4,739,957)
                                         -----------   --------     -----------   --------      -----------   --------
                                         $(2,740,305)               $(6,487,444)                $(4,916,156)
                                         ===========   ========     ===========   ========      ===========   ========

-------------------------------------------------------------------------------------------------------------------------


                                  accessor 114

                                   GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                            2002       2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 22.69    $  26.79    $  35.08    $  28.88    $  21.57

   NET INVESTMENT INCOME (LOSS)(1)               0.07        0.01       (0.09)      (0.06)       0.04
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                         (5.57)      (4.11)      (8.18)       7.51        9.91
                                              -------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                (5.50)      (4.10)      (8.27)       7.45        9.95

   DISTRIBUTIONS FROM NET INVESTMENT INCOME     (0.06)         --          --          --       (0.03)
   DISTRIBUTIONS FROM CAPITAL GAINS                --          --       (0.02)      (1.24)      (2.61)
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS        --          --          --       (0.01)         --
                                              -------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS                             (0.06)         --       (0.02)      (1.25)      (2.64)
                                              -------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                $ 17.13    $  22.69    $  26.79    $  35.08    $  28.88
                                              =======    ========    ========    ========    ========
TOTAL RETURN(2)                                (24.26)%    (15.30)%    (23.58)%     25.87%      46.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $95,637    $159,237    $246,641    $339,590    $157,799
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       0.80%       0.85%       0.88%       0.97%       0.92%
   RATIO OF NET INVESTMENT INCOME (LOSS)
      TO AVERAGE NET ASSETS                      0.36%       0.03%      (0.28)%     (0.21)%      0.16%
PORTFOLIO TURNOVER RATE                         66.00%      75.89%      89.32%      96.55%     112.42%

----------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002       2001        2000        1999      1998(3)
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 22.29    $ 26.45     $ 34.82     $ 28.82     $ 26.38

   NET INVESTMENT INCOME (LOSS)(1)              (0.03)     (0.10)      (0.26)      (0.16)      (0.05)
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                         (5.42)     (4.06)      (8.09)       7.41        4.52
                                              -------    -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                (5.45)     (4.16)      (8.35)       7.25        4.47

   DISTRIBUTIONS FROM NET INVESTMENT INCOME        --         --          --          --          --
   DISTRIBUTIONS FROM CAPITAL GAINS                --         --       (0.02)      (1.24)      (2.03)
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS        --         --          --       (0.01)         --
                                              -------    -------     -------     -------     -------
TOTAL DISTRIBUTIONS                                --         --       (0.02)      (1.25)      (2.03)
                                              -------    -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD                $ 16.84    $ 22.29     $ 26.45     $ 34.82     $ 28.82
                                              =======    =======     =======     =======     =======
TOTAL RETURN(2)                                (24.45)%   (15.73)%    (23.99)%     25.23%      16.96%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 4,498    $30,830     $29,801     $44,479     $22,077
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.25%      1.34%       1.38%       1.47%       1.41%*
   RATIO OF NET INVESTMENT LOSS TO AVERAGE      (0.13)%    (0.43)%     (0.78)%     (0.71)%     (0.40)%*
      NET ASSETS
PORTFOLIO TURNOVER RATE                         66.00%     75.89%      89.32%      96.55%     112.42%

----------------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on July 1, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 115

                                   VALUE FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                             2002       2001        2000       1999       1998
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 17.88    $  20.61    $  20.70   $  21.04   $  20.88

   NET INVESTMENT INCOME (LOSS)(1)                0.15        0.16        0.25       0.18       0.24
   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS(1)                           (4.26)      (2.06)       0.21       1.25       2.45
                                               -------    --------    --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                 (4.11)      (1.90)       0.46       1.43       2.69

   DISTRIBUTIONS FROM NET INVESTMENT INCOME      (0.15)      (0.16)      (0.25)     (0.18)     (0.24)
   DISTRIBUTIONS FROM CAPITAL GAINS                 --       (0.50)      (0.30)     (1.59)     (2.12)
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS         --       (0.17)         --         --      (0.17)
                                               -------    --------    --------   --------   --------
TOTAL DISTRIBUTIONS                              (0.15)      (0.83)      (0.55)     (1.77)     (2.53)
                                               -------    --------    --------   --------   --------
NET ASSET VALUE, END OF PERIOD                 $ 13.62    $  17.88    $  20.61   $  20.70   $  21.04
                                               =======    ========    ========   ========   ========
TOTAL RETURN(2)                                 (23.01)%     (9.48)%      2.38%      6.87%     12.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $71,823    $116,191    $151,401   $149,183   $114,728
   RATIO OF EXPENSES TO AVERAGE NET ASSETS        0.87%       0.89%       0.79%      0.97%      1.03%
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                  0.96%       0.83%       1.25%      0.86%      1.06%
PORTFOLIO TURNOVER RATE                         117.49%     173.17%     139.61%    167.70%    104.85%

------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                            2002       2001       2000      1999    1998(3)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 17.88    $ 20.61    $ 20.70   $ 21.04   $ 23.41

   NET INVESTMENT INCOME (LOSS)(1)                0.07       0.06       0.15      0.07      0.05
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                          (4.22)     (2.05)      0.21      1.25     (0.31)
                                               -------    -------    -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                 (4.15)     (1.99)      0.36      1.32     (0.26)

   DISTRIBUTIONS FROM NET INVESTMENT INCOME      (0.09)     (0.07)     (0.15)    (0.07)    (0.06)
   DISTRIBUTIONS FROM CAPITAL GAINS                 --      (0.50)     (0.30)    (1.59)    (1.90)
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS         --      (0.17)        --        --     (0.15)
                                               -------    -------    -------   -------   -------
TOTAL DISTRIBUTIONS                              (0.09)     (0.74)     (0.45)    (1.66)    (2.11)
                                               -------    -------    -------   -------   -------
NET ASSET VALUE, END OF PERIOD                 $ 13.64    $ 17.88    $ 20.61   $ 20.70   $ 21.04
                                               =======    =======    =======   =======   =======
TOTAL RETURN(2)                                 (23.20)%    (9.94)%     1.88%     6.35%    (1.09)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 2,740    $27,157    $23,494   $26,267   $12,987
   RATIO OF EXPENSES TO AVERAGE NET ASSETS        1.35%      1.40%      1.29%     1.47%     1.55%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                  0.46%      0.34%      0.75%     0.36%     0.44%*
PORTFOLIO TURNOVER RATE                        1 17.49%    173.17%    139.61%   167.70%   104.85%

------------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on July 1, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 116

                              SMALL TO MID CAP FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                   2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $  17.14    $  19.96    $  27.39    $  23.53    $  21.82

   NET INVESTMENT INCOME (LOSS)(1)                      (0.01)       0.01       (0.10)      (0.10)      (0.05)
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                 (2.51)      (2.83)      (4.54)       6.46        3.50
                                                     --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                        (2.52)      (2.82)      (4.64)       6.36        3.45

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                --          --          --          --          --
   DISTRIBUTIONS FROM CAPITAL GAINS                        --          --       (2.35)      (2.50)      (1.74)
   DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME         --          --          --          --          --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                --          --       (0.44)         --          --
                                                     --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS                                        --          --       (2.79)      (2.50)      (1.74)
                                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                       $  14.62    $  17.14    $  19.96    $  27.39    $  23.53
                                                     ========    ========    ========    ========    ========
TOTAL RETURN(2)                                        (14.70)%    (14.13)%    (18.22)%     27.26%      15.98%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $108,628    $162,297    $267,999    $447,665    $260,792
   RATIO OF EXPENSES TO AVERAGE NET ASSETS               1.13%       1.06%       1.22%       1.25%       1.22%
   RATIO OF NET INVESTMENT INCOME (LOSS) TO
      AVERAGE NET ASSETS                                (0.03)%      0.05%      (0.39)%     (0.47)%     (0.22)%
PORTFOLIO TURNOVER RATE                                 44.59%      65.21%     141.73%     133.14%     110.07%

-----------------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                     2002       2001       2000       1999     1998(3)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 16.80    $ 19.67    $ 27.16    $ 23.47    $ 24.44

   NET INVESTMENT INCOME (LOSS)(1)                        (0.08)     (0.07)     (0.22)     (0.12)     (0.09)
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                   (2.44)     (2.80)     (4.48)      6.31       0.86
                                                        -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                          (2.52)     (2.87)     (4.70)      6.19       0.77

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                  --         --         --         --         --
   DISTRIBUTIONS FROM CAPITAL GAINS                          --         --      (2.35)     (2.50)     (1.74)
   DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME           --         --         --         --         --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                  --         --      (0.44)        --         --
                                                        -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS                                          --         --      (2.79)     (2.50)     (1.74)
                                                        -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                          $ 14.28    $ 16.80    $ 19.67    $ 27.16    $ 23.47
                                                        =======    =======    =======    =======    =======
TOTAL RETURN(2)                                          (15.00)%   (14.59)%   (18.60)%    26.60%      3.32%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                $ 3,157    $26,518    $29,934    $47,398    $19,367
   RATIO OF EXPENSES TO AVERAGE NET ASSETS                 1.52%      1.56%      1.72%      1.75%      1.77%*
   RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS     (0.53)%    (0.44)%    (0.89)%    (0.97)%    (0.84)%*
PORTFOLIO TURNOVER RATE                                   44.59%     65.21%    141.73%    133.14%    110.07%
-----------------------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on June 24, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 117

                            INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                            2002       2001       2000        1999       1998
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 11.33    $ 15.07    $  21.52    $  16.90   $  14.83

   NET INVESTMENT INCOME (LOSS)(1)               0.08       0.03          --        0.02      (0.03)
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                         (1.76)     (3.77)      (5.07)       8.17       2.41
                                              -------    -------    --------    --------   --------
TOTAL FROM INVESTMENT OPERATIONS                (1.68)     (3.74)      (5.07)       8.19       2.38

   DISTRIBUTIONS FROM NET INVESTMENT INCOME        --         --          --          --         --
   DISTRIBUTIONS FROM CAPITAL GAINS                --         --       (1.36)      (3.57)     (0.31)
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS        --         --       (0.02)         --         --
                                              -------    -------    --------    --------   --------
TOTAL DISTRIBUTIONS                                --         --       (1.38)      (3.57)     (0.31)
                                              -------    -------    --------    --------   --------
NET ASSET VALUE, END OF PERIOD                $  9.65    $ 11.33    $  15.07    $  21.52   $  16.90
                                              =======    =======    ========    ========   ========
TOTAL RETURN(2)                                (14.83)%   (24.82)%    (24.55)%     48.93%     16.07%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $59,362    $79,748    $163,154    $236,869   $149,391
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.43%      1.47%       1.42%       1.37%      1.59%
   RATIO OF NET INVESTMENT INCOME (LOSS) TO
      AVERAGE NET ASSETS                         0.75%      0.21%      (0.01)%      0.04%     (0.24)%
PORTFOLIO TURNOVER RATE                        107.71%    147.08%     166.49%     251.23%    196.37%

-------------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002       2001       2000       1999     1998(3)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 11.11    $ 14.85    $ 21.33    $ 16.85    $ 17.88

   NET INVESTMENT INCOME (LOSS)(1)               0.02      (0.04)     (0.09)     (0.08)     (0.06)
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                         (1.70)     (3.70)     (5.01)      8.13      (0.66)
                                              -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS                (1.68)     (3.74)     (5.10)      8.05      (0.72)

   DISTRIBUTIONS FROM NET INVESTMENT INCOME        --         --         --         --         --
   DISTRIBUTIONS FROM CAPITAL GAINS                --         --      (1.36)     (3.57)     (0.31)
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS        --         --      (0.02)        --         --
                                              -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS                                --         --      (1.38)     (3.57)     (0.31)
                                              -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                $  9.43    $ 11.11    $ 14.85    $ 21.33    $ 16.85
                                              =======    =======    =======    =======    =======
TOTAL RETURN(2)                                (15.12)%   (25.19)%   (24.92)%    48.23%     (4.01)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 1,444    $25,190    $26,116    $38,647    $18,963
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.96%      1.96%      1.92%      1.87%      2.05%*
   RATIO OF NET INVESTMENT INCOME (LOSS) TO
      AVERAGE NET ASSETS                         0.22%     (0.33)%    (0.51)%    (0.46)%    (0.68)%*
PORTFOLIO TURNOVER RATE                        107.71%    147.08%    166.49%    251.23%    196.37%
-------------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares oustanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on July 6, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 118

                              HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------
ADVISOR CLASS SHARES                            2002      2001    2000(3)
-------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.61   $ 11.10   $ 12.00

   NET INVESTMENT INCOME (LOSS)(1)               0.89      1.03      0.75
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                         (0.75)    (0.45)    (0.98)
                                              -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                 0.14      0.58     (0.23)

   DISTRIBUTIONS FROM NET INVESTMENT INCOME     (0.89)    (1.07)    (0.67)
   DISTRIBUTIONS FROM CAPITAL GAINS                --        --        --
                                              -------   -------   -------
TOTAL DISTRIBUTIONS                             (0.89)    (1.07)    (0.67)
                                              -------   -------   -------
NET ASSET VALUE, END OF PERIOD                $  9.86   $ 10.61   $ 11.10
                                              =======   =======   =======
TOTAL RETURN(2)                                  1.42%     5.19%    (1.99)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $57,341   $30,709   $14,609
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       0.92%     0.95%     0.86%*
   RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS                         8.89%     9.30%     9.75%*
PORTFOLIO TURNOVER RATE                        108.29%    37.07%    11.92%

------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002     2001    2000(3)
------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.61   $11.10    $12.00

   NET INVESTMENT INCOME (LOSS)(1)               0.84     1.00      0.70
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                         (0.75)   (0.48)    (0.97)
                                              -------   ------    ------
TOTAL FROM INVESTMENT OPERATIONS                 0.09     0.52     (0.27)

   DISTRIBUTIONS FROM NET INVESTMENT INCOME     (0.84)   (1.01)    (0.63)
   DISTRIBUTIONS FROM CAPITAL GAINS                --       --        --
                                              -------   ------    ------
TOTAL DISTRIBUTIONS                             (0.84)   (1.01)    (0.63)
                                              -------   ------    ------
NET ASSET VALUE, END OF PERIOD                $  9.86   $10.61    $11.10
                                              =======   ======    ======
TOTAL RETURN(2)                                  1.02%    4.66%    (2.30)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)      $ 1,157   $9,653    $9,600
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.44%    1.42%     1.36%*
   RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS                         8.12%    8.93%     8.92%*
PORTFOLIO TURNOVER RATE                        108.29%   37.07%    11.92%
---------------------------------------------------------------------------

(1)  Per share amounts are based on average shares oustanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on May 1, 2000.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 119

                         INTERMEDIATE FIXED-INCOME FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                             2002      2001      2000      1999       1998
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.89   $ 11.67   $ 11.30   $ 12.47    $ 12.19

   NET INVESTMENT INCOME (LOSS)(1)                0.64      0.68      0.73      0.68       0.67
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                           0.71      0.23      0.37     (1.12)      0.32
                                               -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS                  1.35      0.91      1.10     (0.44)      0.99

   DISTRIBUTIONS FROM NET INVESTMENT INCOME      (0.64)    (0.69)    (0.73)    (0.68)     (0.67)
   DISTRIBUTIONS FROM CAPITAL GAINS              (0.15)       --        --     (0.05)     (0.04)
                                               -------   -------   -------   -------    -------
TOTAL DISTRIBUTIONS                              (0.79)    (0.69)    (0.73)    (0.73)     (0.71)
                                               -------   -------   -------   -------    -------
NET ASSET VALUE, END OF PERIOD                 $ 12.45   $ 11.89   $ 11.67   $ 11.30    $ 12.47
                                               =======   =======   =======   =======    =======
TOTAL RETURN(2)                                  11.70%     8.00%    10.17%    (3.58)%     8.38%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $50,283   $44,563   $53,997   $56,895    $48,489
   RATIO OF EXPENSES TO AVERAGE NET ASSETS        0.67%     0.65%     0.66%     0.68%      0.79%
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                  5.26%     5.73%     6.46%     5.89%      5.46%
PORTFOLIO TURNOVER RATE                          93.56%    61.25%    42.88%    60.40%    113.00%

--------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002     2001     2000      1999     1998(3)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $11.89   $11.67   $11.30   $ 12.47    $12.29

   NET INVESTMENT INCOME (LOSS)(1)               0.58     0.62     0.68      0.63      0.28
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                          0.71     0.23     0.37     (1.12)     0.24
                                               ------   ------   ------   -------    ------
TOTAL FROM INVESTMENT OPERATIONS                 1.29     0.85     1.05     (0.49)     0.52

   DISTRIBUTIONS FROM NET INVESTMENT INCOME     (0.58)   (0.63)   (0.68)    (0.63)    (0.30)
   DISTRIBUTIONS FROM CAPITAL GAINS             (0.15)      --       --     (0.05)    (0.04)
                                               ------   ------   ------   -------    ------
TOTAL DISTRIBUTIONS                             (0.73)   (0.63)   (0.68)    (0.68)    (0.34)
                                               ------   ------   ------   -------    ------
NET ASSET VALUE, END OF PERIOD                 $12.45   $11.89   $11.67   $ 11.30    $12.47
                                               ======   ======   ======   =======    ======
TOTAL RETURN(2)                                 11.15%    7.46%    9.64%    (4.05)%    4.29%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $7,575   $8,690   $8,826   $10,907    $9,146
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.16%    1.15%    1.16%     1.18%     1.27%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                 4.77%    5.22%    5.96%     5.39%     4.75%*
PORTFOLIO TURNOVER RATE                         93.56%   61.25%   42.88%    60.40%   113.00%
--------------------------------------------------------------------------------------------

1    Per share amounts are based on average shares outstanding.

2 Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3    Class commenced operations on July 14, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 120

                      SHORT-INTERMEDIATE FIXED-INCOME FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                             2002      2001      2000      1999      1998
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.12   $ 11.98   $ 11.83   $ 12.33   $ 12.27

   NET INVESTMENT INCOME (LOSS)(1)                0.56      0.63      0.71      0.63      0.68
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                           0.22      0.17      0.15     (0.49)     0.14
                                               -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                  0.78      0.80      0.86      0.14      0.82

   DISTRIBUTIONS FROM NET INVESTMENT INCOME      (0.56)    (0.66)    (0.71)    (0.63)    (0.63)
   DISTRIBUTIONS FROM CAPITAL GAINS                 --        --        --     (0.01)    (0.13)
                                               -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                              (0.56)    (0.66)    (0.71)    (0.64)    (0.76)
                                               -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                 $ 12.34   $ 12.12   $ 11.98   $ 11.83   $ 12.33
                                               =======   =======   =======   =======   =======
TOTAL RETURN(2)                                   6.64%     6.77%     7.54%     1.22%     6.87%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $42,639   $55,747   $55,251   $50,200   $42,454
   RATIO OF EXPENSES TO AVERAGE NET ASSETS        0.64%     0.67%     0.66%     0.70%     0.82%
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                  4.62%     5.26%     5.99%     5.32%     5.12%
PORTFOLIO TURNOVER RATE                          50.96%    83.37%    54.48%    45.89%    69.64%

-------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002     2001     2000      1999    1998(3)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $12.11   $11.98   $11.83   $ 12.33   $ 12.32

   NET INVESTMENT INCOME (LOSS)(1)               0.50     0.58     0.65      0.58      0.27
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                          0.23     0.15     0.15     (0.49)     0.17
                                               ------   ------   ------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                 0.73     0.73     0.80      0.09      0.44

   DISTRIBUTIONS FROM NET INVESTMENT INCOME     (0.50)   (0.60)   (0.65)    (0.58)    (0.30)
   DISTRIBUTIONS FROM CAPITAL GAINS                --       --       --     (0.01)    (0.13)
                                               ------   ------   ------   -------   -------
TOTAL DISTRIBUTIONS                             (0.50)   (0.60)   (0.65)    (0.59)    (0.43)
                                               ------   ------   ------   -------   -------
NET ASSET VALUE, END OF PERIOD                 $12.34   $12.11   $11.98   $ 11.83   $ 12.33
                                               ======   ======   ======   =======   =======
TOTAL RETURN(2)                                  6.21%    6.15%    7.04%     0.70%     3.55%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $7,453   $7,754   $7,982   $10,439   $ 6,255
   RATIO OF EXPENSES TO AVERAGE NET ASSETS       1.12%    1.18%    1.16%     1.20%     1.31%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                 4.13%    4.77%    5.49%     4.82%     4.57%*
PORTFOLIO TURNOVER RATE                         50.96%   83.37%   54.48%    45.89%    69.64%

-------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on July 14, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 121

                            MORTGAGE SECURITIES FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                             2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  12.69   $  12.52   $  11.98   $  12.59   $  12.60

   NET INVESTMENT INCOME (LOSS)(1)                 0.60       0.71       0.74       0.73       0.70
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS (1)                           0.38       0.23       0.54      (0.58)      0.09
                                               --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT OPERATIONS                   0.98       0.94       1.28       0.15       0.79

   DISTRIBUTIONS FROM NET INVESTMENT INCOME       (0.61)     (0.71)     (0.74)     (0.73)     (0.70)
   DISTRIBUTIONS FROM CAPITAL GAINS               (0.06)     (0.06)        --      (0.03)     (0.10)
                                               --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                               (0.67)     (0.77)     (0.74)     (0.76)     (0.80)
                                               --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                 $  13.00   $  12.69   $  12.52   $  11.98   $  12.59
                                               ========   ========   ========   ========   ========
TOTAL RETURN(2)                                    7.90%      7.68%     11.11%      1.19%      6.43%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $173,978   $111,948   $123,632   $127,307   $128,788
   RATIO OF EXPENSES TO AVERAGE NET ASSETS         0.84%      0.87%      0.87%      0.89%      0.88%
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                   4.69%      5.62%      6.13%      5.91%      5.59%
PORTFOLIO TURNOVER RATE                          294.60%    228.07%    263.34%    273.95%    278.18%

----------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002      2001      2000     1999      1998(3)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 12.69   $ 12.52   $ 11.98   $ 12.59   $ 12.67

   NET INVESTMENT INCOME (LOSS)(1)                0.61      0.65      0.68      0.66      0.31
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                           0.33      0.22      0.54     (0.58)     0.01
                                               -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS                  0.94      0.87      1.22      0.08      0.32

   DISTRIBUTIONS FROM NET INVESTMENT INCOME      (0.52)    (0.64)    (0.68)    (0.66)    (0.33)
   DISTRIBUTIONS FROM CAPITAL GAINS              (0.06)    (0.06)       --     (0.03)    (0.07)
                                               -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS                              (0.58)    (0.70)    (0.68)    (0.69)    (0.40)
                                               -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                 $ 13.05   $ 12.69   $ 12.52   $ 11.98   $ 12.59
                                               =======   =======   =======   =======   =======
TOTAL RETURN(2)                                   7.57%     7.14%    10.58%     0.69%     2.46%
NET ASSETS, END OF PERIOD (IN THOUSANDS)       $ 2,137   $17,481   $18,531   $26,802   $17,369
   RATIO OF EXPENSES TO AVERAGE NET ASSETS        1.31%     1.37%     1.37%     1.39%     1.41%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                  4.54%     5.12%     5.63%     5.41%     5.09%*
PORTFOLIO TURNOVER RATE                         294.60%   228.07%   263.34%   273.95%   278.18%

----------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on July 8, 1998.

*    Annualized

Please see "Notes to Financial Statements" for further information.


                                  accessor 122

                           U.S. GOVERNMENT MONEY FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                              2002         2001        2000       1999       1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     1.00   $     1.00   $   1.00   $   1.00   $   1.00

   NET INVESTMENT INCOME(1)                          0.01         0.04       0.06       0.05       0.05
   DISTRIBUTIONS FROM NET INVESTMENT INCOME         (0.01)       (0.04)     (0.06)     (0.05)     (0.05)
                                               ----------   ----------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                 $     1.00   $     1.00   $   1.00   $   1.00   $   1.00
                                               ==========   ==========   ========   ========   ========
TOTAL RETURN(2)                                      1.45%        3.81%      5.99%      4.72%      5.00%

NET ASSETS, END OF PERIOD (IN THOUSANDS)       $1,249,928   $1,177,405   $552,255   $380,620   $153,148
   RATIO OF EXPENSES TO AVERAGE NET ASSETS           0.46%        0.44%      0.45%      0.48%      0.53%
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                     1.43%        3.48%      5.88%      4.66%      4.83%

-------------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                           2002      2001     2000     1999    1998(3)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00

   NET INVESTMENT INCOME(1)                       0.01     0.03     0.05     0.04     0.02
   DISTRIBUTIONS FROM NET INVESTMENT INCOME      (0.01)   (0.03)   (0.05)   (0.04)   (0.02)
                                               -------   ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD                 $  1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                               =======   ======   ======   ======   ======
TOTAL RETURN(2)                                   0.94%    3.30%    5.47%    4.20%    1.83%

NET ASSETS, END OF PERIOD (IN THOUSANDS)       $20,228   $9,651   $7,746   $8,034   $5,071
   RATIO OF EXPENSES TO AVERAGE NET ASSETS        0.97%    0.94%    0.95%    0.98%    1.03%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                  0.88%    3.20%    5.35%    4.16%    4.40%*
-------------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Class commenced operations on July 29, 1998.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 123

                         ACCESSOR INCOME ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------
ADVISOR CLASS SHARES                                2002      2001    2000(3)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.09   $ 15.01   $15.00

   NET INVESTMENT INCOME (LOSS)(1)                   0.69      0.81       --
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS(1)                                 0.14      0.07     0.01
                                                   ------   -------   ------
TOTAL FROM INVESTMENT OPERATIONS                     0.83      0.88     0.01

   DISTRIBUTIONS FROM NET INVESTMENT INCOME         (0.69)    (0.80)      --
   DISTRIBUTIONS FROM CAPITAL GAINS                 (0.03)       --       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS            --        --       --
   DISTRIBUTIONS FROM RETURN OF CAPITAL             (0.01)       --       --
                                                   ------   -------   ------
TOTAL DISTRIBUTIONS                                 (0.73)    (0.80)      --
                                                   ------   -------   ------
NET ASSET VALUE, END OF PERIOD                     $15.19   $ 15.09   $15.01
                                                   ======   =======   ======
TOTAL RETURN(2)                                      5.68%     5.95%    0.07%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $9,689   $12,534   $  400
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS     0.24%     1.18%    0.10%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS       0.10%     0.10%    0.10%*
   RATIO OF NET INVESTMENT INCOME (LOSS)
      (excluding expenses paid directly by
      the advisor) TO AVERAGE NET ASSETS             4.43%     4.59%   (0.10)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
      ASSETS                                         4.56%     5.67%   (0.10)%*
PORTFOLIO TURNOVER RATE                             50.44%    38.76%    0.00%

----------------------------------------------------------------------------
INVESTOR CLASS SHARES                               2002     2001    2000(3)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.09   $15.00   $15.00

   NET INVESTMENT INCOME (LOSS)1                     0.63     0.75       --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS1                                0.13     0.06       --
                                                   ------   ------    -----
TOTAL FROM INVESTMENT OPERATIONS                     0.76     0.81       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME         (0.62)   (0.72)      --
   DISTRIBUTIONS FROM CAPITAL GAINS                 (0.03)      --       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS            --       --       --
   DISTRIBUTIONS FROM RETURN OF CAPITAL             (0.01)      --       --
                                                   ------   ------   ------
   TOTAL DISTRIBUTIONS                              (0.66)   (0.72)      --
                                                   ------   ------   ------
NET ASSET VALUE, END OF PERIOD                     $15.19   $15.09   $15.00
                                                   ======   ======   ======
TOTAL RETURN(2)                                      5.16%    5.49%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $2,840   $1,596   $  454
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS     0.74%    1.67%    0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS       0.60%    0.60%    0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS)
      (excluding expenses paid directly by the       4.05%    3.84%   (0.60)%*
      advisor) TO AVERAGE NET ASSETS
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                     4.18%    4.92%   (0.60)%*
PORTFOLIO TURNOVER RATE                             50.44%   38.76%    0.00%

------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on December 27, 2000.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 124

                    ACCESSOR INCOME & GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                  2002      2001     2000(3)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $14.32    $15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                     0.47      0.61        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                               (0.82)    (0.70)       --
                                                     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                      (0.35)    (0.09)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME           (0.46)    (0.56)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                   (0.03)    (0.03)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                        --        --
                                                     ------    ------    ------
TOTAL DISTRIBUTIONS                                   (0.49)    (0.59)       --
                                                     ------    ------    ------
NET ASSET VALUE, END OF PERIOD                       $13.48    $14.32    $15.00
                                                     ======    ======    ======
TOTAL RETURN(2)                                       (2.45)%   (0.57)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $5,224    $2,519    $  289
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS       0.28%     0.76%     0.10%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS         0.10%     0.10%     0.10%*
   RATIO OF NET INVESTMENT INCOME (LOSS)(excluding
      expenses paid directly by the advisor) TO
      AVERAGE NET ASSETS                               3.33%     3.58%    (0.10)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                       3.50%     4.24%    (0.10)%*
PORTFOLIO TURNOVER RATE                               24.38%    22.19%     0.00%

---------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                  2002      2001     2000(3)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $14.32    $15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                      0.41      0.54        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                (0.82)    (0.70)       --
                                                      ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                       (0.41)    (0.16)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME            (0.40)    (0.49)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                    (0.03)    (0.03)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS               --        --        --
                                                      ------    ------    ------
TOTAL DISTRIBUTIONS                                    (0.43)    (0.52)       --
                                                      ------    ------    ------
NET ASSET VALUE, END OF PERIOD                        $13.48    $14.32    $15.00
                                                      ======    ======    ======
TOTAL RETURN(2)                                        (2.92)%   (1.04)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $3,473    $3,808    $2,306
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS        0.78%     1.26%     0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS          0.60%     0.60%     0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO
      AVERAGE NET ASSETS                                2.82%     3.01%    (0.60)%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE
   NET ASSETS                                           3.00%     3.67%    (0.60)%*
PORTFOLIO TURNOVER RATE                                24.38%    22.19%     0.00%

---------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on December 27, 2000.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 125

                        ACCESSOR BALANCED ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                    2002       2001     2000(3)
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 13.85    $ 15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                       0.37       0.48        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                 (1.47)     (1.17)       --
                                                      -------    -------    ------
TOTAL FROM INVESTMENT OPERATIONS                        (1.10)     (0.69)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME             (0.35)     (0.41)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                     (0.02)     (0.05)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                --         --        --
                                                      -------    -------    ------
TOTAL DISTRIBUTIONS                                     (0.37)     (0.46)       --
                                                      -------    -------    ------
NET ASSET VALUE, END OF PERIOD                        $ 12.38    $ 13.85    $15.00
                                                      =======    =======    ======
TOTAL RETURN(2)                                         (7.94)%    (4.57)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $12,089    $10,158    $  297
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS         0.23%      0.40%     0.10%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS           0.10%      0.10%     0.10%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO
      AVERAGE NET ASSETS                                 2.71%      3.08%    (0.10)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                         2.83%      3.39%    (0.10)%*
PORTFOLIO TURNOVER RATE                                 21.72%     15.60%     0.00%

---------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                  2002      2001     2000(3)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $13.85    $15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                      0.30      0.39        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                (1.46)    (1.16)       --
                                                      ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                       (1.16)    (0.77)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME            (0.29)    (0.33)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                    (0.02)    (0.05)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS               --        --        --
                                                      ------    ------    ------
TOTAL DISTRIBUTIONS                                    (0.31)    (0.38)       --
                                                      ------    ------    ------
NET ASSET VALUE, END OF PERIOD                        $12.38    $13.85    $15.00
                                                      ======    ======    ======
TOTAL RETURN(2)                                        (8.40)%   (5.07)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $6,492    $6,536    $4,985
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS        0.73%     0.90%     0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS          0.60%     0.60%     0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO
      AVERAGE NET ASSETS                                2.21%     2.48%    (0.60)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                        2.34%     2.78%    (0.60)%*
PORTFOLIO TURNOVER RATE                                21.72%    15.60%     0.00%

---------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on December 27, 2000.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 126

                    ACCESSOR GROWTH & INCOME ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                            2002       2001     2000(3)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 13.65    $ 15.02    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                               0.31       0.39        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                         (1.78)     (1.42)     0.02
                                                              -------    -------    ------
TOTAL FROM INVESTMENT OPERATIONS                                (1.47)     (1.03)     0.02

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                     (0.31)     (0.31)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                             (0.01)     (0.03)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                        --         --        --
                                                              -------    -------    ------
TOTAL DISTRIBUTIONS                                             (0.32)     (0.34)       --
                                                              -------    -------    ------
NET ASSET VALUE, END OF PERIOD                                $ 11.86    $ 13.65    $15.02
                                                              =======    =======    ======
TOTAL RETURN(2)                                                (10.84)%    (6.83)%    0.13%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                      $16,703    $18,965    $  247
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 0.24%      0.45%     0.10%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   0.10%      0.10%     0.10%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO AVERAGE NET
      ASSETS                                                     2.30%      2.59%    (0.10)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                                 2.44%      2.94%    (0.10)%*
PORTFOLIO TURNOVER RATE                                         32.07%      6.44%     0.00%

-----------------------------------------------------------------------------------------
   INVESTOR CLASS SHARES                                       2002      2001     2000(3)
-----------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                          $13.65    $15.02    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                              0.25      0.33        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                        (1.78)    (1.42)     0.02
                                                              ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                               (1.53)    (1.09)     0.02

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                    (0.25)    (0.25)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                            (0.01)    (0.03)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                       --        --        --
                                                              ------    ------    ------
TOTAL DISTRIBUTIONS                                            (0.26)    (0.28)       --
                                                              ------    ------    ------
NET ASSET VALUE, END OF PERIOD                                $11.86    $13.65    $15.02
                                                              ======    ======    ======
TOTAL RETURN(2)                                               (11.29)%   (7.27)%    0.13%
   NET ASSETS, END OF PERIOD (IN THOUSANDS)                   $3,081    $2,026    $   87
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                0.74%     0.94%     0.60%*

   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  0.60%     0.60%     0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO AVERAGE NET
      ASSETS                                                    1.85%     2.07%    (0.60)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                                1.99%     2.41%    (0.60)%*
PORTFOLIO TURNOVER RATE                                        32.07%     6.44%     0.00%

-----------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on December 27, 2000.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 127

                         ACCESSOR GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------
   ADVISOR CLASS SHARES                                         2002       2001     2000(3)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $ 13.00    $ 15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                               0.19       0.24        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                         (2.20)     (2.00)       --
                                                              -------    -------    ------
TOTAL FROM INVESTMENT OPERATIONS                                (2.01)     (1.76)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                     (0.19)     (0.20)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                                --      (0.04)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                        --         --        --
                                                              -------    -------    ------
TOTAL DISTRIBUTIONS                                             (0.19)     (0.24)       --
                                                              -------    -------    ------
NET ASSET VALUE, END OF PERIOD                                $ 10.80    $ 13.00    $15.00
                                                              =======    =======    ======
TOTAL RETURN(2)                                                (15.50)%   (11.70)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                      $20,099    $23,658    $  223
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                 0.22%      0.32%     0.10%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                   0.10%      0.10%     0.10%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO AVERAGE NET      1.48%      1.66%    (0.10)%*
      ASSETS
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                                 1.60%      1.88%    (0.10)%*
PORTFOLIO TURNOVER RATE                                          9.59%     14.93%     0.00%

-----------------------------------------------------------------------------------------
   INVESTOR CLASS SHARES                                       2002      2001     2000(3)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.00    $15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                              0.13      0.16        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                        (2.21)    (1.98)       --
                                                              ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                               (2.08)    (1.82)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                    (0.13)    (0.14)       --
   DISTRIBUTIONS FROM CAPITAL GAINS                               --     (0.04)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                       --        --        --
                                                              ------    ------    ------
TOTAL DISTRIBUTIONS                                            (0.13)    (0.18)       --
                                                              ------    ------    ------
NET ASSET VALUE, END OF PERIOD                                $10.80    $13.00    $15.00
                                                              ======    ======    ======
TOTAL RETURN(2)                                               (15.91)%  (12.13)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                      $7,081    $8,441    $7,463
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS                0.72%     0.82%     0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS                  0.60%     0.60%     0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO AVERAGE NET     0.99%     1.02%    (0.60)%*
      ASSETS
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                                1.10%     1.24%    (0.60)%*
PORTFOLIO TURNOVER RATE                                         9.59%    14.93%     0.00%

-----------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on December 27, 2000.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 128

                   ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                        2002       2001     2000(3)
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 12.58    $ 15.00    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                           0.03       0.03        --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                     (2.55)     (2.38)       --
                                                          -------    -------    ------
TOTAL FROM INVESTMENT OPERATIONS                            (2.52)     (2.35)       --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                 (0.01)        --        --
   DISTRIBUTIONS FROM CAPITAL GAINS                         (0.01)     (0.04)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                    --      (0.03)       --
                                                          -------    -------    ------
TOTAL DISTRIBUTIONS                                         (0.02)     (0.07)       --
                                                          -------    -------    ------
NET ASSET VALUE, END OF PERIOD                            $ 10.04    $ 12.58    $15.00
                                                          =======    =======    ======
TOTAL RETURN(2)                                            (20.02)%   (15.68)%    0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $ 8,120    $10,547    $  226
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS             0.23%      0.39%     0.10%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               0.10%      0.10%     0.10%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO AVERAGE
      NET ASSETS                                             0.16%     (0.04)%   (0.10)%*
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS                                                   0.29%      0.25%    (0.10)%*
PORTFOLIO TURNOVER RATE                                      8.11%     30.99%     0.00%

--------------------------------------------------------------------------------------
INVESTOR CLASS SHARES                                       2002      2001     2000(3)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 12.51    $14.99    $15.00

   NET INVESTMENT INCOME (LOSS)(1)                          (0.02)    (0.04)       --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(1)                                     (2.53)    (2.37)    (0.01)
                                                          -------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS                            (2.55)    (2.41)    (0.01)

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                    --        --        --
   DISTRIBUTIONS FROM CAPITAL GAINS                         (0.01)    (0.04)       --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                    --     (0.03)       --
                                                          -------    ------    ------
TOTAL DISTRIBUTIONS                                         (0.01)    (0.07)       --
                                                          -------    ------    ------
NET ASSET VALUE, END OF PERIOD                            $  9.95    $12.51    $14.99
                                                          =======    ======    ======
TOTAL RETURN(2)                                            (20.41)%   16.09)%   (0.07)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $ 6,504    $8,746    $7,159
   RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS             0.73%     0.89%     0.60%*
   RATIO OF NET EXPENSES TO AVERAGE NET ASSETS               0.60%     0.60%     0.60%*
   RATIO OF NET INVESTMENT INCOME (LOSS) (excluding
      expenses paid directly by the advisor) TO AVERAGE     (0.34)%   (0.58)%   (0.60)%*
      NET ASSETS
   RATIO OF NET INVESTMENT INCOME TO AVERAGE
      NET ASSETS                                            (0.21)%   (0.29)%   (0.60)%*
PORTFOLIO TURNOVER RATE                                      8.11%    30.99%     0.00%

--------------------------------------------------------------------------------------

(1)  Per share amounts are based on average shares outstanding.

(2) Total return is calculated assuming a purchase of shares at net asset value pershare on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

(3)  Shares commenced operations on December 27, 2000.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 129

                                C CLASS SHARES(1)
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------------------------
                                                                                SMALL     INTERNATIONAL   HIGH YIELD
C CLASS SHARES                                          GROWTH     VALUE     TO MID CAP       EQUITY         BOND
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $17.19    $ 13.58     $14.56         $  9.54       $  9.86

   NET INVESTMENT INCOME (LOSS)(2)                          --         --         --              --            --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(2)                                  (0.05)      0.04       0.06            0.10            --
                                                        ------    -------     ------         -------       -------
TOTAL FROM INVESTMENT OPERATIONS                         (0.05)      0.04       0.06            0.10            --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                 --         --         --              --            --
   DISTRIBUTIONS FROM CAPITAL GAINS                         --         --         --              --            --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                 --         --         --              --            --
                                                        ------    -------     ------         -------       -------
TOTAL DISTRIBUTIONS                                         --         --         --              --            --
                                                        ------    -------     ------         -------       -------
NET ASSET VALUE, END OF PERIOD                          $17.14    $ 13.62     $14.62         $  9.64       $  9.86
                                                        ======    =======     ======         =======       =======
TOTAL RETURN(3)                                             --         --         --              --            --
NET ASSETS, END OF PERIOD (IN THOUSANDS)                $  733    $   639     $  503         $   635       $   524
   RATIO OF EXPENSES TO AVERAGE NET ASSETS                0.00%*     0.00%*     0.00%*          0.00%*        0.00%*
   RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS     0.00%*     0.00%*     0.00%*          0.00%*        0.00%*
PORTFOLIO TURNOVER RATE                                  66.00%    117.49%     44.59%         107.71%       108.29%

---------------------------------------------------------------------------------------------------------
                                                        INTERMEDIATE   SHORT-INT    MORTGAGE    U.S. GOVT
C CLASS SHARES                                              FIXED        FIXED     SECURITIES     MONEY
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $12.47        $12.34      $ 13.01      $1.00

   NET INVESTMENT INCOME (LOSS)(2)                            --            --           --         --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(2)                                    (0.02)        (0.01)       (0.01)        --
                                                          ------        ------      -------      -----
TOTAL FROM INVESTMENT OPERATIONS                           (0.02)        (0.01)       (0.01)        --

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                   --            --           --         --
   DISTRIBUTIONS FROM CAPITAL GAINS                           --            --           --         --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                   --            --           --         --
                                                          ------        ------      -------      -----
TOTAL DISTRIBUTIONS                                           --            --           --         --
                                                          ------        ------      -------      -----
NET ASSET VALUE, END OF PERIOD                            $12.45        $12.33      $ 13.00      $1.00
                                                          ======        ======      =======      =====
TOTAL RETURN(3)                                               --            --           --         --
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $  621        $  606      $   631      $ 302
   RATIO OF EXPENSES TO AVERAGE NET ASSETS                  0.00%*        0.00%*       0.00%*     0.00%*
   RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS       0.00%*        0.00%*       0.00%*     0.00%*
PORTFOLIO TURNOVER RATE                                    93.56%        50.96%      294.60%      0.00%

---------------------------------------------------------------------------------------------------------

(1)  Shares commenced operations on 12/30/2002.

(2)  Per share amounts are based on average shares outstanding.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 130

                                C CLASS SHARES(1)
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------------
                                                                  INCOME &              GROWTH &
C CLASS SHARES                                          INCOME     GROWTH    BALANCED    INCOME    GROWTH
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $15.19    $13.47     $12.36     $11.84     $10.77

   NET INVESTMENT INCOME (LOSS)(2)                          --        --         --         --         --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(2)                                  (0.01)     0.01       0.01       0.02       0.03
                                                        ------    ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS                         (0.01)     0.01       0.01       0.02       0.03

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                 --        --         --         --         --
   DISTRIBUTIONS FROM CAPITAL GAINS                         --        --         --         --         --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                 --        --         --         --         --
                                                        ------    ------     ------     ------     ------
TOTAL DISTRIBUTIONS                                         --        --         --         --         --
                                                        ------    ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                          $15.18    $13.48     $12.37     $11.86     $10.80
                                                        ======    ======     ======     ======     ======
TOTAL RETURN(3)
NET ASSETS, END OF PERIOD (IN THOUSANDS)                $    1    $    1     $    1     $    1     $    1
   RATIO OF EXPENSES TO AVERAGE NET ASSETS                0.00%*    0.00%*     0.00%*     0.00%*     0.00%*
   RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS     0.00%*    0.00%*     0.00%*     0.00%*     0.00%*
PORTFOLIO TURNOVER RATE                                  50.44%    24.38%     21.72%     32.07%      9.59%

--------------------------------------------------------------------------------
                                                                      AGGRESSIVE
C CLASS SHARES                                                          GROWTH
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.01

   NET INVESTMENT INCOME (LOSS)(2)                                         --
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS(2)                                                  0.03
                                                                       ------
TOTAL FROM INVESTMENT OPERATIONS                                         0.03

   DISTRIBUTIONS FROM NET INVESTMENT INCOME                                --
   DISTRIBUTIONS FROM CAPITAL GAINS                                        --
   DISTRIBUTIONS IN EXCESS OF CAPITAL GAINS                                --
                                                                       ------
TOTAL DISTRIBUTIONS                                                        --
                                                                       ------
NET ASSET VALUE, END OF PERIOD                                         $10.04
                                                                       ======
TOTAL RETURN(3)
NET ASSETS, END OF PERIOD (IN THOUSANDS)                               $    1
   RATIO OF EXPENSES TO AVERAGE NET ASSETS                               0.00%*
   RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                    0.00%*
PORTFOLIO TURNOVER RATE                                                  8.11%

--------------------------------------------------------------------------------

(1)  Shares commenced operations on 12/30/2002.

(2)  Per share amounts are based on average shares outstanding.

(3) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

*    Annualized.

Please see "Notes to Financial Statements" for further information.


                                  accessor 131

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Accessor Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Accessor Funds, Inc., including Growth Fund, Value Fund, Small to Mid Cap Fund, International Equity Fund, High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, U.S. Government Money Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund, and Accessor Aggressive Growth Allocation Fund (collectively the "Funds") as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2002, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

CHICAGO, ILLINOIS
February 21, 2003


                                  accessor 132

                                  TAX YEAR 2002
                                   (UNAUDITED)

The following is provided for your information. Some states allow you to reduce the amount of income you report on state income taxes by the proportion to which such income was earned from investments in U.S. Government obligations. All income shown is taxable for federal income tax purposes.

---------------------------------------------------------------------------------------------
                                                  QUALIFYING      NON-QUALIFYING
                                     U.S.            GOVT           GOVT AGENCY       OTHER
FUND                              TREASURIES   AGENCY ISSUES(3)      ISSUES(2)     SOURCES(3)
---------------------------------------------------------------------------------------------
Accessor Funds
   GROWTH                            0.00%           0.00%             0.00%         100.00%
   VALUE                             0.09            0.00              0.00           99.91
   SMALL TO MID CAP                  0.00            0.00              0.00          100.00
   INTERNATIONAL EQUITY              0.00            0.00              0.00          100.00
   HIGH YIELD BOND                   0.00            0.00              0.00          100.00
   INTERMEDIATE FIXED-INCOME         8.06           15.25             12.27           64.42
   SHORT-INTERMEDIATE
      FIXED-INCOME                  19.83           13.01             21.06           46.10
   MORTGAGE SECURITIES               0.87            0.00             93.84            5.29
   U.S. GOVERNMENT MONEY             0.00           16.24             65.65           18.10

Accessor Allocation Funds
   INCOME ALLOCATION                 9.48%           8.65%            23.50%          52.36%
   INCOME & GROWTH ALLOCATION        7.36            6.85             21.29           64.52
   BALANCED ALLOCATION               6.32            5.48             17.21           70.99
   GROWTH & INCOME ALLOCATION        5.19            4.80             12.43           77.58
   GROWTH ALLOCATION                 2.43            2.12              3.66           91.79
   AGGRESSIVE GROWTH ALLOCATION      0.00            0.00              0.00          100.00

(1) May include income from obligations of the U.S. Treasury and/or the following Qualifying Government Agencies: Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corp. and Tennessee Valley Authority.

(2) May include income from obligations of the following Non-Qualifying Government Agencies: Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

(3)  Includes income from all other sources other than those listed above.

The following represents the percent of the income generated in the Accessor Funds that is designated as "qualifying" dividends. This breakdown may have tax benefits to certain corporate shareholders of the Accessor Funds. Please consult your tax advisor.

--------------------------------------------------------------------------------
FUND                                             PERCENT OF QUALIFYING DIVIDENDS
--------------------------------------------------------------------------------
Accessor Funds
   GROWTH                                                     98.40%
   VALUE                                                      96.40
   SMALL TO MID CAP                                            0.00
   INTERNATIONAL EQUITY                                        0.00
   HIGH YIELD BOND                                             0.00
   INTERMEDIATE FIXED-INCOME                                   0.00
   SHORT-INTERMEDIATE FIXED-INCOME                             0.00
   MORTGAGE SECURITIES                                         0.00
   U.S. GOVERNMENT MONEY                                       0.00

Accessor Allocation Funds
   INCOME ALLOCATION                                           0.00%
   INCOME & GROWTH ALLOCATION                                 18.15
   BALANCED ALLOCATION                                         9.54
   GROWTH & INCOME ALLOCATION                                  7.08
   GROWTH ALLOCATION                                           3.73
   AGGRESSIVE GROWTH ALLOCATION                                0.00

--------------------------------------------------------------------------------

                               SHAREHOLDER MEETING

At a special shareholders' meeting held on April 29, 2002, which was adjourned to April 30, 2002, shareholders of the underlying Accessor Funds voted for the following proposals:

--------------------------------------------------------------------------------
PROPOSAL #    PROPOSAL DESCRIPTION
--------------------------------------------------------------------------------
PROPOSAL 1    To amend the Fund's fundamental investment objective.

PROPOSAL 2    To adopt a defensive distribution plan for the Fund (Advisor Class
              Only).

PROPOSAL 3A   To amend the Fund's fundamental investment restriction regarding diversification.

PROPOSAL 3B   To amend the Fund's fundamental investment restriction regarding industry concentration.

PROPOSAL 3C   To amend the Fund's fundamental investment restriction regarding borrowing.

PROPOSAL 3D   To amend the Fund's fundamental investment restriction regarding the issuance of senior securities.

PROPOSAL 3E   To amend the Fund's fundamental investment restriction regarding real estate, oil and gas, mineral programs and commodities.

PROPOSAL 3F   To amend the Fund's fundamental investment restriction regarding underwriting securities.

PROPOSAL 3G   To merge the Fund's fundamental investment restriction regarding oil, gas and other mineral programs into the restriction described in Proposal 3E.

PROPOSAL 3H   To amend the Fund's fundamental investment restriction regarding lending of money or securities.

PROPOSAL 3I   To remove the Fund's fundamental investment restriction regarding investment for control.

PROPOSAL 3J   To remove the Fund's fundamental investment restriction regarding investing in a single issuer.

PROPOSAL 3K   To remove the Fund's fundamental investment restriction regarding effecting short sales.

PROPOSAL 3L   To remove the Fund's fundamental investment restriction regarding investments in issuers operating for less than three years.

PROPOSAL 3M   To remove the Fund's fundamental investment restriction regarding investments in other investment companies.

PROPOSAL 3N   To remove the Fund's fundamental investment restriction regarding warrants.

The following schedule shows the breakdown of number of votes per proposal,  per
Fund:

----------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL
                                                                                                 SHARES
PROPOSAL                                         FOR       AGAINST   ABSTAIN    NON-VOTING    OUTSTANDING
----------------------------------------------------------------------------------------------------------
Proposal(1)
   GROWTH                                      5,729,305    13,026     4,572     2,483,331       8,230,234
   VALUE                                       5,680,825    25,981     5,006     2,350,101       8,061,912
   SMALL TO MID CAP                            6,371,847    33,561     5,144     3,387,694       9,798,246
   INTERNATIONAL EQUITY                        6,347,129    29,654   391,723     1,652,258       8,420,764
   HIGH YIELD BOND                             3,678,986        53     1,361       427,210       4,107,610
   INTERMEDIATE FIXED-INCOME                   3,975,620         0    16,549       671,506       4,663,675
   SHORT-INTERMEDIATE FIXED-INCOME             4,301,090     1,005         3       953,703       5,255,801
   MORTGAGE SECURITIES                         9,135,334       576    16,215     2,001,621      11,153,745
   U.S. GOVERNMENT MONEY                     933,051,309   480,702         0   113,681,586   1,047,213,597

Proposal(2)
   GROWTH-ADVISOR                              4,458,596    40,612     6,588     2,271,216       6,777,012
   VALUE-ADVISOR                               4,127,952     3,516     3,152     2,195,624       6,330,244
   SMALL TO MID CAP-ADVISOR                    5,719,978   170,473     4,288     3,205,516       9,100,255
   INTERNATIONAL EQUITY-ADVISOR                5,119,737    21,774   391,723     1,481,656       7,014,890
   HIGH YIELD BOND-ADVISOR                     3,068,108        49         0       394,775       3,462,931
   INTERMEDIATE FIXED-INCOME-ADVISOR           3,394,518       196    15,526       527,471       3,937,711
   SHORT-INTERMEDIATE FIXED-INCOME-ADVISOR     3,773,321         0         0       834,336       4,607,657
   MORTGAGE SECURITIES-ADVISOR                 7,138,858    16,341    15,029     1,856,982       9,027,210
   U.S. GOVERNMENT MONEY-ADVISOR             924,509,300   198,259   260,626   113,021,629   1,037,989,814

                               SHAREHOLDER MEETING

-----------------------------------------------------------------------------
                                                      SMALL     INTERNATIONAL
PROPOSAL          VOTE       GROWTH      VALUE     TO MID CAP       EQUITY
-----------------------------------------------------------------------------
TOTAL SHARES               8,230,234   8,061,912    9,798,246     8,420,764
                           ---------   ---------   ----------     ---------
Proposal 3A    FOR         5,646,836   4,269,562    5,992,367     5,199,196
               AGAINST        12,142      23,970       25,318        30,353
               ABSTAIN         1,735       2,900        2,872         1,230
               NON-VOTES   2,569,521   3,765,480    3,777,688     3,189,985
Proposal 3B    FOR         5,647,502   4,269,562    5,990,770     5,199,639
               AGAINST        11,170      23,970       24,803        29,909
               ABSTAIN         1,866       2,900        3,204         1,230
               NON-VOTES   2,569,696   3,765,480    3,779,469     3,189,985
Proposal 3C    FOR         5,634,398   4,260,593    5,986,183     5,197,462
               AGAINST        23,801      32,940       29,416        32,087
               ABSTAIN         2,338       2,900        3,874         1,230
               NON-VOTES   2,569,696   3,765,480    3,778,773     3,189,985
Proposal 3D    FOR         5,639,646   4,267,784    5,987,492     5,198,702
               AGAINST        17,910      25,749       27,604        30,847
               ABSTAIN         2,984       2,900        4,378         1,230
               NON-VOTES   2,569,695   3,765,480    3,778,772     3,189,985
Proposal 3E    FOR         5,638,956   4,260,593    5,988,533     5,197,816
               AGAINST        16,408      32,940       27,391        31,733
               ABSTAIN         5,174       2,900        2,852         1,230
               NON-VOTES   2,569,696   3,765,480    3,779,469     3,189,985
Proposal 3F    FOR         5,639,866   4,260,593    5,987,370     5,197,816
               AGAINST        17,941      32,940       27,700        31,733
               ABSTAIN         2,732       2,900        3,708         1,230
               NON-VOTES   2,569,696   3,765,480    3,779,468     3,189,985
Proposal 3G    FOR         5,640,557   4,260,593    5,988,752     5,198,708
               AGAINST        17,349      32,940       26,821        31,733
               ABSTAIN         2,632       2,900        3,204           339
               NON-VOTES   2,569,696   3,765,480    3,779,469     3,189,984
Proposal 3H    FOR         5,634,140   4,261,219    5,985,903     5,209,846
               AGAINST        23,259      32,313       28,882        20,595
               ABSTAIN         3,139       2,900        4,687           339
               NON-VOTES   2,569,696   3,765,480    3,778,775     3,189,984
Proposal 3I    FOR         5,638,619   4,267,452    5,987,166     5,210,821
               AGAINST        19,048      26,080       28,264        18,729
               ABSTAIN         2,871       2,900        4,043         1,230
               NON-VOTES   2,569,696   3,765,480    3,778,773     3,189,984
Proposal 3J    FOR         5,640,179   4,267,452    5,988,427     5,198,526
               AGAINST        17,616      26,080       27,003        31,022
               ABSTAIN         2,742       2,900        4,043         1,230
               NON-VOTES   2,569,696   3,765,480    3,778,774     3,189,985
Proposal 3K    FOR         5,632,372   4,259,824    5,988,274     5,197,640
               AGAINST        25,499      33,708       27,490        31,908
               ABSTAIN         2,667       2,900        3,708         1,230
               NON-VOTES   2,569,696   3,765,480    3,778,774     3,189,985
Proposal 3L    FOR         5,602,144   4,260,859    5,988,171     5,197,956
               AGAINST        55,523      32,673       27,258        26,615
               ABSTAIN         2,871       2,900        4,043         6,208
               NON-VOTES   2,569,696   3,765,481    3,778,774     3,189,985
Proposal 3M    FOR         5,602,418   4,260,760    5,986,213     5,197,816
               AGAINST        55,455      32,772       30,053        31,733
               ABSTAIN         2,667       2,900        3,204         1,230
               NON-VOTES   2,569,695   3,765,481    3,778,776     3,189,985
Proposal 3N    FOR         5,638,746   4,259,270    5,986,522     5,197,462
               AGAINST        18,921      34,263       27,661        32,624
               ABSTAIN         2,871         787        5,021           339
               NON-VOTES   2,569,696   3,767,593    3,779,042     3,190,340

---------------------------------------------------------------------------

                               SHAREHOLDER MEETING

---------------------------------------------------------------------------------------------
                           HIGH YIELD   INTERMEDIATE   SHORT-INT    MORTGAGE      U.S. GOVT
PROPOSAL          VOTE        BOND          FIXED        FIXED     SECURITIES       MONEY
---------------------------------------------------------------------------------------------
TOTAL SHARES                4,107,610     4,663,675    5,255,801   11,153,745   1,047,213,597
                            ---------     ---------    ---------   ----------   -------------
Proposal 3A    FOR          3,119,232     3,949,794    4,292,202    7,690,665     932,891,141
               AGAINST             49             0            0          301         198,285
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,650      963,598    3,448,109     114,124,171
Proposal 3B    FOR          3,119,232     3,949,794    4,291,199    7,690,665     932,891,141
               AGAINST             49             0        1,004          301         198,285
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,650      963,598    3,448,109     114,124,171
Proposal 3C    FOR          3,119,232     3,938,119    4,284,864    7,406,459     932,888,975
               AGAINST             49        11,674        7,339       27,507         200,451
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3D    FOR          3,119,232     3,949,794    4,292,202    7,433,394     932,888,975
               AGAINST             49             0            0          301         200,451
               ABSTAIN              0        15,230            0       14,941               0
               NON-VOTES      988,329       698,650      963,598    3,705,109     114,124,171
Proposal 3E    FOR          3,119,232     3,938,119    4,284,864    7,423,553     932,888,975
               AGAINST             49        11,674        7,339       10,413         200,451
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3F    FOR          3,119,232     3,938,119    4,284,864    7,423,553     932,888,975
               AGAINST             49        11,674        7,339       10,413         233,382
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,091,240
Proposal 3G    FOR          3,119,232     3,938,119    4,284,864    7,423,553     932,888,975
               AGAINST             49        11,674        7,339       10,413         200,451
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3H    FOR          3,119,232     3,938,119    4,284,864    7,423,553     932,856,044
               AGAINST             49        11,674        7,339       10,413         233,382
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3I    FOR          3,119,232     3,949,794    4,291,199    7,433,394     932,856,044
               AGAINST             49             0        1,004          572         233,382
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,650      963,598    3,705,109     114,124,171
Proposal 3J    FOR          3,119,232     3,949,794    4,291,199    7,433,394     932,856,044
               AGAINST             49             0        1,004          572         233,382
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,650      963,598    3,705,109     114,124,171
Proposal 3K    FOR          3,119,232     3,938,119    4,284,864    7,423,553     932,888,975
               AGAINST             49        11,674        7,339       10,413         200,451
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3L    FOR          3,119,232     3,938,119    4,284,864    7,423,282     932,891,141
               AGAINST             49        11,674        7,339       10,684         198,285
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3M    FOR          3,119,232     3,938,119    4,284,864    7,407,672     932,856,044
               AGAINST             49        11,674        7,339       26,294         233,382
               ABSTAIN              0        15,230            0       14,670               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
Proposal 3N    FOR          3,119,232     3,938,119    4,284,864   7 ,407,401     932,856,044
               AGAINST             49        11,674        7,339       26,294         233,382
               ABSTAIN              0        15,230            0       14,941               0
               NON-VOTES      988,329       698,651      963,598    3,705,109     114,124,171
---------------------------------------------------------------------------------------------

                    THE BOARD OF DIRECTORS OF ACCESSOR FUNDS

The Board of Directors of Accessor Funds are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                  TERM OF                                                      PORTFOLIOS
                                   OFFICE                                                        IN FUND
NAME, AGE, ADDRESS,              AND LENGTH                                                      COMPLEX
AND POSITION HELD WITH               OF              PRINCIPAL OCCUPATIONS DURING PAST         OVERSEEN BY     OTHER DIRECTORSHIPS
ACCESSOR FUNDS                    SERVICE                        FIVE YEARS                      DIRECTOR             HELD
-----------------------------------------------------------------------------------------------------------------------------------
Interested Directors

J. Anthony Whatley, III(1,2)   All positions   Director and President, Accessor Capital        15            None
Age 59                         held since      Corporation, since August 2000; Executive
1420 Fifth Avenue              1991.           Director, Accessor Capital Management LP
Seattle, WA 98101                              since April 1991;
Director, President &
Principal Executive Officer

Non-Interested Directors

George G. Cobean, III          Director        Director, Vice President, Martinson, Cobean &   15            Director, Action Auto
Age 64                         since 1991.     Associates, P.S. (certified public                            Glass of Tacoma, Inc.
1607 S. 341st Place                            accountants) since 1973.                                      Director, Tigre Tierra
Federal Way, WA 98003                                                                                        Manufacturing Co.
Director

Geoffrey C. Cross              Director        President, Geoffrey C. Cross P.S., Inc.,        15            None
Age 62                         since 1993.     (general practice of law) since 1970.
252 Broadway
Tacoma, WA 98402
Director

Principal Officers who are
not Directors

Ravindra A. Deo                Officer since   Director and Secretary, Accessor Capital
Age 39                         1992.           Corporation, since August 2000; Vice
1420 Fifth Avenue                              President and Chief Investment Officer,
Seattle, WA 98101                              Accessor Capital Management LP since January
Treasurer &Principal                           1992.
Financial/Accounting
Officer & Senior Vice
President

Linda V. Whatley(2)            Officer since   Vice President, Accessor Capital Management
Age 44                         1991.           LP since April 1991
1420 Fifth Avenue
Seattle, WA 98101
Assistant Secretary &
Senior Vice President

Robert J. Harper               Officer since   Director and Treasurer, Accessor Capital
Age 58                         1995.           Corporation, since August 2000; Director of
1420 Fifth Avenue                              Sales and Client Service, Accessor Capital
Seattle, WA 98101                              Management LP since October 1993.
Senior Vice President

Christine J. Stansbery         Officer since   Vice President, Accessor Capital Corporation
Age 50                         1995.           since April 2001, Assistant Vice President-
1420 Fifth Avenue                              Compliance, Accessor Capital Management LP,
Seattle, WA 98101                              since January 1997.
Secretary & Senior Vice
President

-----------------------------------------------------------------------------------------------------------------------------------

                    THE BOARD OF DIRECTORS OF ACCESSOR FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                  TERM OF                                                      PORTFOLIOS
                                   OFFICE                                                        IN FUND
NAME, AGE, ADDRESS,              AND LENGTH                                                      COMPLEX
AND POSITION HELD WITH               OF              PRINCIPAL OCCUPATIONS DURING PAST         OVERSEEN BY     OTHER DIRECTORSHIPS
ACCESSOR FUNDS                    SERVICE                        FIVE YEARS                      DIRECTOR             HELD
-----------------------------------------------------------------------------------------------------------------------------------
Darin K. Dubendorf             Officer since   Regional Director, Accessor Capital
Age 36                         2002.           Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101
Vice President

R. Michael Daley               Officer since   Director of Product Development since
Age 27                         2002.           September 2002 and Regional Director,
1420 Fifth Avenue                              Accessor Capital Management LP since October
Seattle, WA 98101                              1998; Temporary Employee, Temporarily Yours
Vice President                                 and Noshoba Placements from January 1998
                                               through September 1998;
                                               Representative, Pezro Brokers
                                               June 1997 through September
                                               1997; Full-Time Student,
                                               University of Massachusetts
                                               September 1993 through June
                                               1997.

Marc K. Odo                    Officer since   Portfolio Manager & Senior Investment
Age 29                         2002.           Analyst, Accessor Capital Management LP since
1420 Fifth Avenue                              December 1999; Investment Analyst, Pacific
Seattle, WA 98101                              Portfolio Consulting from September 1996
Vice President                                 through November 1999.

Jerry Johnson, CFA             Officer since   Portfolio Manager & Senior Investment
Age 29                         2002.           Analyst, Accessor Capital Management LP since
1420 Fifth Avenue                              September 1998; Financial Advisor, Morgan
Seattle, WA 98101                              Stanley/Dean Witter from January 1996 through
Assistant Treasurer & Vice                     July 1998.
President

-----------------------------------------------------------------------------------------------------------------------------------

(1) J. Anthony Whatley, III is an interested director due to his position as President and Principal Executive Officer of the Accessor Funds and President of Accessor Capital.

(2)  J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

ACCESSOR FUNDS, INC.

DIRECTORS AND OFFICERS

George G. Cobean, III, Director
Geoffrey C. Cross, Director
J. Anthony Whatley, III, Director, President and Principal Executive Officer Ravindra A. Deo, Treasurer, Vice President, Principal Financial and Accounting Officer
Robert J. Harper, Vice President
Christine J. Stansbery, Secretary
Linda V. Whatley, Vice President

INVESTMENT ADVISOR AND ADMINISTRATOR

Accessor Capital Management LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101

CUSTODIAN

The Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263

DISTRIBUTOR

ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

TRANSFER AGENT

Accessor Capital Management LP
P.O. Box 1748
Seattle, Washington 98111

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP
75 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two Prudential Plaza
180 North Stetson Avenue
Chicago, Illinois 60601

     Accessor Funds are distributed by ALPS Distributors, Inc. This report, including the financial statements herein, is transmitted to the shareholders of
 Accessor Funds, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of share of Accessor Funds,
                Inc., or any securities mentioned in this report.

                                www.accessor.com

ACCESSOR FUNDS, INC.
P.O. BOX 1748
SEATTLE, WA 98111-1748

                      Visit our website at www.accessor.com